As filed with the Securities and Exchange Commission on April 29, 2008

                                                      1933 Act File No. 33-07404
                                                     1940 Act File No. 811-04760

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 159                       [X]

                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 159                              [X]

                                DWS ADVISOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                    (Address of Principal Executive Offices)

                                 (212) 454-7190
                         (Registrant's Telephone Number)

                                  John Millette
                             Two International Place
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                             New York, NY 10019-6099

It is proposed that this filing will become effective (check appropriate box):

/___/    immediately upon filing pursuant to paragraph (b) of Rule 485
/ X /    on May 1, 2008 pursuant to paragraph (b) of Rule 485
/___/    60 days after filing pursuant to paragraph (a)(1) of Rule 485(a)
/___/    on ___________ pursuant to paragraph (a)(1) of Rule 485
/___/    75 days after filing pursuant to paragraph (a)(2) of Rule 485
/___/    on ___________ pursuant to paragraph  (a)(2) of Rule 485

If appropriate, check the following box:

/___/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectuses and Statements of Additional Information relating to the following series of the registrant:

o   DWS RREEF Global Real Estate Securities Fund - Classes A, C, S and
    Institutional
o   DWS RREEF Real Estate Securities Fund - Classes A, B, C, R, S and
    Institutional
o   Tax Free Money Fund Investment
o NY Tax Free Money Fund - Investment Class and Tax-Exempt New York Money Market Fund


This post-effective amendment is not intended to update or amend any other prospectuses or Statements of Additional Information of the registrant's other series or classes.

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------

                  DWS COMMUNICATIONS FUND - Classes A, B and C


                     DWS RREEF REAL ESTATE SECURITIES FUND
                            - Classes A, B, C and R


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW EACH FUND WORKS
  4      DWS Communications Fund
 14      DWS RREEF Real Estate
         Securities Fund
 23      Other Policies and Risks
 24      Who Manages and Oversees
         the Funds
 28      Financial Highlights


HOW TO INVEST IN THE FUNDS
 36      Choosing a Share Class
 43      How to Buy Class A, B and C
         Shares
 44      How to Exchange or Sell
         Class A, B and C Shares
 45      How to Buy and Sell Class R
         Shares
 47      Policies You Should Know
         About
 60      Understanding Distributions
         and Taxes
 65      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor. CLASS R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                              Class A    Class B    Class C
  ticker symbol               TISHX      FTEBX      FTICX
    fund number               432        632        732

    DWS COMMUNICATIONS FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to maximize total return.


            Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

            The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the fund, the portfolio manager emphasizes investments in companies offering products and services that support both traditional communications and facilitate newer information-based applications. Examples of such companies include companies that offer outsourced communications billing and teleservices products or network computing technology that supports basic Internet functionality, such as Web site operations for electronic commerce and other Internet-based applications. The portfolio manager believes that worldwide telecommunications market expansion will create opportunities for both established and emerging providers of telecommunications products and services. As a result, the portfolio manager believes that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return, although there can be no guarantee that this result will be achieved.


            The fund may also invest in convertible securities and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of


4 | DWS Communications Fund
            shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The fund may also invest its assets without limit in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.

            The portfolio manager employs a disciplined, research-based approach to investing in the communications industry. The portfolio manager utilizes Deutsche Asset Management's proprietary research platform to help identify opportunities and capture alpha (i.e., return in excess of the fund's benchmark) across the globe. The portfolio manager employs cash flow return on investment (CFROI) as its principal basis for valuation. This investment approach allows the portfolio manager to find moneymaking opportunities across a company's life cycle, from early-stage growth to late-stage fade.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                                    DWS Communications Fund  | 5

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            CONCENTRATION RISK. The fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.


            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



6 | DWS Communications Fund

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


                                                    DWS Communications Fund  | 7

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an



8 | DWS Communications Fund
            investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.


            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



                                                    DWS Communications Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class C shares is October 28, 1998. In the table, the performance figures for Class C shares before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class C.

DWS Communications Fund


ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]






85.30      45.47       -34.52      -29.54      -39.31     22.89      21.23      14.95      21.14       -0.51
1998       1999        2000        2001        2002       2003       2004       2005       2006       2007







2008 TOTAL RETURN AS OF MARCH 31: -23.17 %
For the periods included in the bar chart:
BEST QUARTER: 51.19%, Q4 1998              WORST QUARTER: -29.94%, Q2 2002




10 | DWS Communications Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)




                                              1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                          -6.23        14.21       3.91
   Return after Taxes on Distributions          -6.23        14.21       3.33
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -4.05*        12.50       3.36*
 CLASS B (Return before Taxes)                 -4.26         14.44       3.67
 CLASS C (Return before Taxes)                 -1.29         14.56       3.68
 MSCI WORLD INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        9.04          16.96       7.00
 MSCI WORLD TELECOM SERVICES INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           22.28          17.02        n/a**
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        5.49          12.83       5.91




     Total returns would have been lower if operating expenses hadn't been reduced.


 On March 13, 2008, the MSCI World Index replaced the S&P 500 as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

**   Index began on 12/31/98.

 MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

 MSCI WORLD TELECOM SERVICES INDEX is an unmanaged index that tracks telecom securities from around the world.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.




                                                   DWS Communications Fund  | 11

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1         None          None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                       None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________________________
 Management Fee                                   0.90  %          0.90%         0.90%
 Distribution/Service (12b-1) Fee                 0.24             0.99          0.99
 Other Expenses4                                  0.35             0.77          0.49
 TOTAL ANNUAL OPERATING EXPENSES5,6               1.49             2.66          2.38



1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



5   The Advisor has voluntarily agreed to waive all or a portion of its fees and reimburse expenses so that the fund's total operating expenses will not exceed 1.43%, 2.18% and 2.18% for Class A, Class B and Class C shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue these arrangements at any time.



6   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.50% for Class B shares excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/ expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangement by September 30, 2008.



12 | DWS Communications Fund

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $718       $1,019       $1,341       $2,252
 Class B shares*         669        1,126        1,610        2,446
 Class C shares          341          742        1,270        2,716

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $718       $1,019       $1,341       $2,252
 Class B shares*         269          826        1,410        2,446
 Class C shares          241          742        1,270        2,716




* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.


                                                   DWS Communications Fund  | 13

                                            Class A    Class B    Class C    Class R
  ticker symbol                             RRRAX      RRRBX      RRRCX      RRRSX
    fund number                             425        625        725        1502

    DWS RREEF REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term capital appreciation and current income.

            The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies.

            A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.


            The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.


            The portfolio managers look for real estate securities they believe will provide superior returns to the fund over the long term and they attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

            To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structures, financial structures and business strategies. The goal of this analysis is to determine which of


14 | DWS RREEF Real Estate Securities Fund
            the issuers the portfolio managers believe will be the most profitable to the fund over the long term. The portfolio managers also consider the effect of the real estate securities markets in general when making investment decisions.

            A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

            Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

            Based on their recent practices, the portfolio managers expect that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

            If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

            The fund may realize some short-term gains or losses if the portfolio managers choose to sell a security. The managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

            -  a security is not fulfilling its investment purpose;

            -  a security has reached its optimum valuation; or

            -  a particular company or general economic conditions have changed



            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index



                                     DWS RREEF Real Estate Securities Fund  | 15
            futures, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.

16 | DWS RREEF Real Estate Securities Fund

            -  zoning changes;

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



                                     DWS RREEF Real Estate Securities Fund  | 17

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



18 | DWS RREEF Real Estate Securities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In addition, after-tax returns are not relevant for Class R shares.


The performance data provided in the bar chart and quarterly returns below and the risk return table on the following pages for periods prior to July 10, 2006 are those of the fund's predecessor fund, DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which was a newly created series of DWS Advisor Funds. The fund acquired the Predecessor Fund's liabilities.


The inception date for Class A, B and C shares of the Predecessor Fund is September 3, 2002. The inception date for Class R shares of the Predecessor Fund is October 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the Predecessor Fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures for each share class prior to its inception date are based on the historical performance of the Predecessor Fund's Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C and R and the current applicable sales charges for Class A, B or C. Institutional Class shares are offered in a separate prospectus.

DWS RREEF Real Estate Securities Fund


ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]






28.72      13.88       7.52     38.51      31.57      11.89      37.73       -15.89
2000       2001       2002      2003       2004       2005       2006       2007







2008 TOTAL RETURN AS OF MARCH 31: 1.94%
For the periods included in the bar chart:
BEST QUARTER: 16.03%, Q4 2004              WORST QUARTER: -12.77%, Q4 2007




                                     DWS RREEF Real Estate Securities Fund  | 19

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)




                                                                             SINCE
                                                1 YEAR        5 YEARS      INCEPTION*
 CLASS A
   Return before Taxes                          -20.73          17.36         17.11
   Return after Taxes on Distributions          -23.10          14.19         13.62
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -13.82**        13.35         13.01
 CLASS B (Return before Taxes)                  -18.67          17.61         17.00
 CLASS C (Return before Taxes)                  -16.46          17.85         17.08
 CLASS R (Return before Taxes)                  -16.00          18.45         17.71
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                          5.49           12.83          2.37
 MORGAN STANLEY US REAL ESTATE
 INVESTMENT TRUST (MSCI US REIT)
 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -17.57          17.70         16.57



     Total returns would have been lower if operating expenses hadn't been reduced.


 * Inception date for the fund was December 1, 1999. Index comparison begins begin November 30, 1999.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


 MSCI US REIT INDEX is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.




20 | DWS RREEF Real Estate Securities Fund

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE                                      CLASS A        CLASS B      CLASS C       CLASS R
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)           5.75%1        None         None          None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                     None2            4.00%        1.00%        None
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                          2.00            2.00         2.00          2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________________
 Management Fee                                 0.38  %         0.38%        0.38%         0.38%
 Distribution/Service (12b-1) Fee               0.22            0.99         0.99          0.33
 Other Expenses4                                0.37            0.36         0.32          0.43
 TOTAL ANNUAL OPERATING EXPENSES                0.97            1.73         1.69          1.14



1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


                                     DWS RREEF Real Estate Securities Fund  | 21

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $668         $866       $1,080       $1,696
 Class B shares*         576          845        1,139        1,655
 Class C shares          272          533          918        1,998
 Class R shares          116          362          628        1,386

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $668         $866       $1,080       $1,696
 Class B shares*         176          545          939        1,655
 Class C shares          172          533          918        1,998
 Class R shares          116          362          628        1,386




* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.


22 | DWS RREEF Real Estate Securities Fund

OTHER POLICIES AND RISKS


           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.


           - As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities and, with respect to DWS Communications Fund, investment-grade income producing securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or



                                                  Other Policies and Risks  | 23
           after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.




FUND NAME                                              FEE PAID
           DWS Communications Fund                       0.90%
           DWS RREEF Real Estate Securities Fund         0.38%




24 | Who Manages and Oversees the Funds

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended December 31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor for providing most of each fund's administrative services.



           Subadvisor for DWS RREEF Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


                                        Who Manages and Oversees the Funds  | 25

Portfolio management


DWS COMMUNICATIONS FUND is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following person handles the day-to-day management of the fund.

Ralf Oberbannscheidt
Portfolio Manager and Director of Deutsche Asset Management.


- Global equity analyst for Technology and Telecoms sectors and Global (Telecom) sector coordinator: New York.


- Joined Deutsche Asset Management in 1999, having served as senior portfolio manager for Global Equities and Global Sector head for Telecommunication.



- Previous positions include portfolio management at SEB Enskilda, Luxembourg and various roles at Dresdner Bank AG, Germany.


- Masters Degree in International Business and Emerging Markets, University of Trier, Germany/University of Stirling, Scotland; Masters in International Finance, Monterey Institute of International
   Studies.



26 | Who Manages and Oversees the Funds

DWS RREEF REAL ESTATE SECURITIES FUND is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.


John F. Robertson, CFA
Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

- Over 16 years of investment industry experience.

- BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF, Deutsche Asset Management, Inc. and the fund in September 2004.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.
- Prior to that, Managing Director of RREEF from 1996-March 2004, Deutsche Asset Management, Inc. from 2002-March 2004 and the fund from 1999-March 2004.

- Over 11 years of investment industry experience.

- BS, University of Southern California.

Jerry W. Ehlinger, CFA
Managing Director of RREEF and Co-Manager of the fund.
- Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.
- Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
- Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

- Over 11 years of investment industry experience.

- BA, University of Wisconsin - Whitewater; MS, University of Wisconsin -
   Madison.

Asad Kazim

Director of RREEF and Co-Manager of the fund.

- Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in
   2005.

- Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.


- Over 8 years of investment industry experience.
- BS, The College of New Jersey.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                        Who Manages and Oversees the Funds  | 27

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS RREEF Real Estate Securities Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the table for DWS RREEF Real Estate Securities Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.

DWS Communications Fund - Class A



YEARS ENDED DECEMBER 31,              2007           2006           2005           2004           2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  23.38       $  19.30       $  16.79       $  13.85       $  11.27
------------------------------     --------       --------       --------       --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                            (  .08)        (  .03)        (  .03)        (  .08)           .01
______________________________     ________       ________       ________       ________       ________
  Net realized and unrealized
  gain (loss)                        (  .04)          4.11           2.54           3.02           2.57
------------------------------     --------       --------       --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (  .12)          4.08           2.51           2.94           2.58
______________________________     ________       ________       ________       ________       ________
Redemption fees                         .00*           .00*           .00*             -              -
------------------------------     --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  23.26       $  23.38       $  19.30       $  16.79       $  13.85
------------------------------     --------       --------       --------       --------       --------
Total Return (%)b,c                  (  .51)         21.14          14.95          21.23          22.89
------------------------------     --------       --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                               269            329            295            284            286
______________________________     ________       ________       ________       ________       ________
Ratio of expenses before
expense reductions (%)                 1.49           1.63           1.58           1.69           1.49
______________________________     ________       ________       ________       ________       ________
Ratio of expenses after
expense reductions (%)                 1.44           1.49           1.43           1.54           1.34
______________________________     ________       ________       ________       ________       ________
Ratio of net investment
income (loss) (%)                    (  .32)        (  .13)        (  .18)        (  .55)           .13
______________________________     ________       ________       ________       ________       ________
Portfolio turnover rate (%)              39             27             21             34             62
------------------------------     --------       --------       --------       --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

28 | Financial Highlights

DWS Communications Fund - Class B



YEARS ENDED DECEMBER 31,              2007           2006           2005           2004           2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  21.61       $  17.96       $  15.75       $  13.09       $  10.80
------------------------------     --------       --------       --------       --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                            (  .23)        (  .15)        (  .13)        (  .17)        (  .07)
______________________________     ________       ________       ________       ________       ________
  Net realized and unrealized
  gain (loss)                        (  .05)          3.80           2.34           2.83           2.36
------------------------------     --------       --------       --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (  .28)          3.65           2.21           2.66           2.29
______________________________     ________       ________       ________       ________       ________
Redemption fees                         .00*           .00*           .00*             -              -
------------------------------     --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  21.33       $  21.61       $  17.96       $  15.75       $  13.09
------------------------------     --------       --------       --------       --------       --------
Total Return (%)b,c                  ( 1.30)         20.32          14.03          20.32          21.20
------------------------------     --------       --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                                 5             10             27             66             83
______________________________     ________       ________       ________       ________       ________
Ratio of expenses before
expense reductions (%)                 2.66           2.47           2.33           2.44           2.24
______________________________     ________       ________       ________       ________       ________
Ratio of expenses after
expense reductions (%)                 2.19           2.24           2.18           2.29           2.09
______________________________     ________       ________       ________       ________       ________
Ratio of net investment
income (loss) (%)                    ( 1.07)        (  .88)        (  .93)        ( 1.30)        (  .62)
______________________________     ________       ________       ________       ________       ________
Portfolio turnover rate (%)              39             27             21             34             62
------------------------------     --------       --------       --------       --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 29

DWS Communications Fund - Class C




YEARS ENDED DECEMBER 31,              2007           2006           2005           2004           2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  21.63       $  17.98       $  15.77       $  13.10       $  10.81
------------------------------     --------       --------       --------       --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                            (  .23)        (  .15)        (  .14)        (  .17)        (  .06)
______________________________     ________       ________       ________       ________       ________
  Net realized and unrealized
  gain (loss)                        (  .05)          3.80           2.35           2.84           2.35
------------------------------     --------       --------       --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (  .28)          3.65           2.21           2.67           2.29
______________________________     ________       ________       ________       ________       ________
Redemption fees                         .00*           .00*           .00*             -              -
------------------------------     --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  21.35       $  21.63       $  17.98       $  15.77       $  13.10
------------------------------     --------       --------       --------       --------       --------
Total Return (%)b,c                  ( 1.29)         20.30          14.01          20.38          21.18
------------------------------     --------       --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                                11             13             13             15             15
______________________________     ________       ________       ________       ________       ________
Ratio of expenses before
expense reductions (%)                 2.38           2.43           2.33           2.44           2.24
______________________________     ________       ________       ________       ________       ________
Ratio of expenses after
expense reductions (%)                 2.19           2.24           2.18           2.29           2.09
______________________________     ________       ________       ________       ________       ________
Ratio of net investment
income (loss) (%)                    ( 1.07)        (  .88)        (  .93)        ( 1.30)        (  .62)
______________________________     ________       ________       ________       ________       ________
Portfolio turnover rate (%)              39             27             21             34             62
------------------------------     --------       --------       --------       --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

30 | Financial Highlights

DWS RREEF Real Estate Securities Fund - Class A



YEARS ENDED DECEMBER 31,                2007            2006            2005           2004           2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  26.53        $  20.83        $  20.40       $  17.09       $  12.97
--------------------------------     --------        --------        --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                  .39             .39             .42            .48            .51
________________________________     ________        ________        ________       ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.61)           7.33            1.96           4.79           4.37
--------------------------------     --------        --------        --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.22)           7.72            2.38           5.27           4.88
________________________________     ________        ________        ________       ________       ________
Less distributions from:
  Net investment income                (  .35)         (  .51)         (  .65)        (  .58)        (  .55)
________________________________     ________        ________        ________       ________       ________
  Net realized gains                   ( 2.89)         ( 1.51)         ( 1.30)        ( 1.38)        (  .15)
--------------------------------     --------        --------        --------       --------       --------
  Tax return of capital                     -               -               -              -         (  .06)
--------------------------------     --------        --------        --------       --------       --------
  TOTAL DISTRIBUTIONS                  ( 3.24)         ( 2.02)         ( 1.95)        ( 1.96)        (  .76)
--------------------------------     --------        --------        --------       --------       --------
Redemption fee                           .00 +           .00 +           .00 +             -              -
--------------------------------     --------        --------        --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  19.07        $  26.53        $  20.83       $  20.40       $  17.09
--------------------------------     --------        --------        --------       --------       --------
Total Return (%)b                      (15.89)        37.73c            11.89          31.57          38.51
--------------------------------     --------        --------        --------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              596           1,205             723            814            481
________________________________     ________        ________        ________       ________       ________
Ratio of expenses before
expense reductions (%)                    .97             .91             .80            .82            .88
________________________________     ________        ________        ________       ________       ________
Ratio of expenses after
expense reductions (%)                    .97             .82             .80            .82            .88
________________________________     ________        ________        ________       ________       ________
Ratio of net investment
income (%)                               1.50            1.62            2.05           2.60           3.39
________________________________     ________        ________        ________       ________       ________
Portfolio turnover rate (%)                81              60           66d               79             25
--------------------------------     --------        --------        --------       --------       --------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Excludes portfolio securities delivered as a result of processing in-kind redemptions.

+  Amount is less than $.005.


                                                      Financial Highlights  | 31

DWS RREEF Real Estate Securities Fund - Class B



YEARS ENDED DECEMBER 31,                2007            2006            2005           2004           2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  26.48        $  20.83        $  20.40       $  17.08       $  12.99
--------------------------------     --------        --------        --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                  .19             .18             .23            .30            .36
________________________________     ________        ________        ________       ________       ________
  Net realized and unrealized
  gain (loss)                          ( 4.60)           7.33            1.96           4.80           4.38
--------------------------------     --------        --------        --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           ( 4.41)           7.51            2.19           5.10           4.74
________________________________     ________        ________        ________       ________       ________
Less distributions from:
  Net investment income                (  .14)         (  .35)         (  .46)        (  .40)        (  .44)
________________________________     ________        ________        ________       ________       ________
  Net realized gains                   ( 2.89)         ( 1.51)         ( 1.30)        ( 1.38)        (  .15)
--------------------------------     --------        --------        --------       --------       --------
  Tax return of capital                     -               -               -              -         (  .06)
--------------------------------     --------        --------        --------       --------       --------
  TOTAL DISTRIBUTIONS                  ( 3.03)         ( 1.86)         ( 1.76)        ( 1.78)        (  .65)
--------------------------------     --------        --------        --------       --------       --------
Redemption fees                          .00 +           .00 +           .00 +             -              -
--------------------------------     --------        --------        --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                               $  19.04        $  26.48        $  20.83       $  20.40       $  17.08
--------------------------------     --------        --------        --------       --------       --------
Total Return (%)b                      (16.51)        36.53c            10.84          30.24          37.36
--------------------------------     --------        --------        --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               20              36              29             32             22
________________________________     ________        ________        ________       ________       ________
Ratio of expenses before
expense reductions (%)                   1.73            1.73            1.72           1.79           1.85
________________________________     ________        ________        ________       ________       ________
Ratio of expenses after
expense reductions (%)                   1.73            1.72            1.72           1.79           1.85
________________________________     ________        ________        ________       ________       ________
Ratio of net investment
income (%)                                .74             .72            1.13           1.63           2.42
________________________________     ________        ________        ________       ________       ________
Portfolio turnover rate (%)                81              60           66d               79             25
--------------------------------     --------        --------        --------       --------       --------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Excludes portfolio securities delivered as a result of processing in-kind redemptions.

+  Amount is less than $.005.


32 | Financial Highlights

DWS RREEF Real Estate Securities Fund - Class C



YEARS ENDED DECEMBER 31,                 2007             2006            2005           2004           2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  26.55         $  20.88        $  20.44       $  17.12       $  12.99
--------------------------------      --------         --------        --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                   .20              .20             .26            .32            .37
________________________________      ________         ________        ________       ________       ________
  Net realized and unrealized
  gain (loss)                           ( 4.61)            7.35            1.96           4.80           4.41
--------------------------------      --------         --------        --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                            ( 4.41)            7.55            2.22           5.12           4.78
________________________________      ________         ________        ________       ________       ________
Less distributions from:
  Net investment income                 (  .15)          (  .37)         (  .48)        (  .42)        (  .44)
________________________________      ________         ________        ________       ________       ________
  Net realized gains                    ( 2.89)          ( 1.51)         ( 1.30)        ( 1.38)        (  .15)
--------------------------------      --------         --------        --------       --------       --------
  Tax return of capital                      -                -               -              -         (  .06)
--------------------------------      --------         --------        --------       --------       --------
  TOTAL DISTRIBUTIONS                   ( 3.04)          ( 1.88)         ( 1.78)        ( 1.80)        (  .65)
--------------------------------      --------         --------        --------       --------       --------
Redemption fees                           .00 +            .00 +           .00 +             -              -
--------------------------------      --------         --------        --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                                $  19.10         $  26.55        $  20.88       $  20.44       $  17.12
--------------------------------      --------         --------        --------       --------       --------
Total Return (%)b                       (16.46)c        36.67c            11.00          30.35          37.59
--------------------------------      --------         --------        --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                60              126              93             81             34
________________________________      ________         ________        ________       ________       ________
Ratio of expenses before
expense reductions (%)                    1.69             1.64            1.61           1.68           1.75
________________________________      ________         ________        ________       ________       ________
Ratio of expenses after
expense reductions (%)                    1.69             1.62            1.61           1.68           1.75
________________________________      ________         ________        ________       ________       ________
Ratio of net investment
income (%)                                 .78              .82            1.24           1.74           2.52
________________________________      ________         ________        ________       ________       ________
Portfolio turnover rate (%)                 81               60           66d               79             25
--------------------------------      --------         --------        --------       --------       --------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Excludes portfolio securities delivered as a result of processing in-kind redemptions.

+  Amount is less than $.005.


                                                      Financial Highlights  | 33

DWS RREEF Real Estate Securities Fund - Class R



YEARS ENDED DECEMBER 31,              2007           2006           2005           2004            2003a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  26.55       $  20.83       $  20.39       $  17.09        $   16.06
------------------------------     --------       --------       --------       --------        ---------
Income (loss) from
investment operations:
  Net investment income b                .34            .34            .35            .38              .03
______________________________     ________       ________       ________       ________        _________
  Net realized and unrealized
  gain (loss)                        ( 4.61)          7.34           1.96           4.81             1.30
------------------------------     --------       --------       --------       --------        ---------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( 4.27)          7.68           2.31           5.19             1.33
______________________________     ________       ________       ________       ________        _________
Less distributions from:
  Net investment income              (  .30)        (  .45)        (  .57)        (  .51)          (  .09)
______________________________     ________       ________       ________       ________        _________
  Net realized gains                 ( 2.89)        ( 1.51)        ( 1.30)        ( 1.38)          (  .15)
------------------------------     --------       --------       --------       --------        ---------
  Tax return of capital                   -              -              -              -           (  .06)
------------------------------     --------       --------       --------       --------        ---------
  TOTAL DISTRIBUTIONS                ( 3.19)        ( 1.96)        ( 1.87)        ( 1.89)          (  .30)
------------------------------     --------       --------       --------       --------        ---------
Redemption fees                        .00 +          .00 +          .00 +             -                -
------------------------------     --------       --------       --------       --------        ---------
NET ASSET VALUE, END OF
PERIOD                             $  19.09       $  26.55       $  20.83       $  20.39        $   17.09
------------------------------     --------       --------       --------       --------        ---------
Total Return (%)                     (16.00)         37.45          11.51          31.01             8.34**
------------------------------     --------       --------       --------       --------        ---------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------      ---------
Net assets, end of period ($
millions)                                16             25              9              2                1
______________________________     ________       ________       ________       ________        _________
Ratio of expenses (%)                  1.14           1.03           1.16           1.33             1.25*
______________________________     ________       ________       ________       ________        _________
Ratio of net investment
income (%)                             1.33           1.41           1.69           2.09            .21 c**
______________________________     ________       ________       ________       ________        _________
Portfolio turnover rate (%)              81             60          66d               79               25
------------------------------     --------       --------       --------       --------        ---------



a   For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

b   Based on average shares outstanding during the period.

c   For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.


d   Excludes portfolio securities delivered as a result of processing in-kind redemptions.


*   Annualized

**   Not annualized


+  Amount is less than $.005.


34 | Financial Highlights

HOW TO INVEST IN THE FUNDS

Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.



You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.




 CLASS A
 -  Sales charge of up to 5.75% charged        -  Some investors may be able to reduce
  when you buy shares                         or eliminate their sales charge; see
                                              "Class A shares"
 -  In most cases, no charge when you
  sell shares                                 -  Total annual expenses are lower than
                                              those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares        -  The deferred sales charge rate falls to
                                              zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares         -  Shares automatically convert to
  you bought within the last six years        Class A after six years, which means
                                              lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares        -  The deferred sales charge rate for one
                                              year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                              Class B shares, but your shares never
  charged when you sell shares you
                                              convert to Class A, so annual expenses
  bought within the last year
                                              remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS R
 -  No sales charge when you buy or sell       -  Class R is only available to participants
  shares                                      in certain retirement plans
 -  0.25% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee




Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.




36 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2        NET INVESTMENT2
  Up to $50,000           5.75%                     6.10%
$    50,000-$99,999       4.50                      4.71
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more      see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

                                                    Choosing a Share Class  | 37

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


           For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of a fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).



38 | Choosing a Share Class

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



           Class B shares


           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.



                                                    Choosing a Share Class  | 39

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


40 | Choosing a Share Class

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 41

           Class R shares

           Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


           Eligibility requirements


           YOU MAY BUY CLASS R SHARES if you are a participant in any of the following types of employer-sponsored plans that offer
           Class R shares of the fund:


           -  All section 401(a) and 457 plans

           -  Certain section 403(b)(7) plans

           - 401(k), profit sharing, money purchase pension and defined benefit plans

           -  Non-qualified deferred compensation plans

42 | Choosing a Share Class

How to BUY Class A, B and C Shares




 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                        How to Buy Class A, B and C Shares  | 43

How to EXCHANGE or SELL Class A, B and C Shares


 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



44 | How to Exchange or Sell Class A, B and C Shares

How to BUY and SELL Class R Shares



           If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.


           There are no minimum investments with respect to Class R shares.


           Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.


           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the



                                        How to Buy and Sell Class R Shares  | 45

           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing



46 | How to Buy and Sell Class R Shares
           payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



                                            Policies You Should Know About  | 47

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.



           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


48 | Policies You Should Know About

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in each fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors



                                            Policies You Should Know About  | 49
           in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, group retirement plans and certain other accounts having lower minimum share balance requirements or Class R shares).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


           IRA ROLLOVERS. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not



50 | Policies You Should Know About
           subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.



                                            Policies You Should Know About  | 51

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund


52 | Policies You Should Know About
           and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic



                                            Policies You Should Know About  | 53
           account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.



54 | Policies You Should Know About

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.



                                            Policies You Should Know About  | 55

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.


           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account


           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


56 | Policies You Should Know About

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is



                                            Policies You Should Know About  | 57
           restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign


58 | Policies You Should Know About
           exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 59

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account sales charge or; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



            UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


60 | Understanding Distributions and Taxes

           DWS Communications Fund intends to pay distributions of substantially all of its income annually. DWS RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income quarterly. Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary each fund may make distributions at other times as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.



                                     Understanding Distributions and Taxes  | 61

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                      securities held by a fund for
  held) by a fund for more than                       one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                           shares held for one year or
  one year                                            less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, a fund must meet certain holding period and other



62 | Understanding Distributions and Taxes
           requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.


           Dividends received by a fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by a fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by a fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Because the REITs invested in by DWS RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's



                                     Understanding Distributions and Taxes  | 63
           distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.




64 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 65

DWS Communications Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.49%             -2.44%       $  9,755.82        $   717.90
   2           10.25%        1.49%              0.98%       $ 10,098.25        $   147.91
   3           15.76%        1.49%              4.53%       $ 10,452.70        $   153.10
   4           21.55%        1.49%              8.20%       $ 10,819.58        $   158.48
   5           27.63%        1.49%             11.99%       $ 11,199.35        $   164.04
   6           34.01%        1.49%             15.92%       $ 11,592.45        $   169.80
   7           40.71%        1.49%             19.99%       $ 11,999.34        $   175.76
   8           47.75%        1.49%             24.21%       $ 12,420.52        $   181.93
   9           55.13%        1.49%             28.56%       $ 12,856.48        $   188.31
  10           62.89%        1.49%             33.08%       $ 13,307.74        $   194.92
  TOTAL                                                                        $ 2,252.15



DWS Communications Fund - Class B





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.66%              2.34%       $ 10,234.00        $   269.11
   2           10.25%        2.66%              4.73%       $ 10,473.48        $   275.41
   3           15.76%        2.66%              7.19%       $ 10,718.55        $   281.85
   4           21.55%        2.66%              9.69%       $ 10,969.37        $   288.45
   5           27.63%        2.66%             12.26%       $ 11,226.05        $   295.20
   6           34.01%        2.66%             14.89%       $ 11,488.74        $   302.11
   7           40.71%        1.49%             18.92%       $ 11,892.00        $   174.19
   8           47.75%        1.49%             23.09%       $ 12,309.41        $   180.30
   9           55.13%        1.49%             27.41%       $ 12,741.47        $   186.63
  10           62.89%        1.49%             31.89%       $ 13,188.69        $   193.18
  TOTAL                                                                        $ 2,446.43




66 | Appendix

DWS Communications Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                  ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                       OF RETURN:
               0.00%                   $10,000                             5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER          BALANCE           ANNUAL
              FEES AND        EXPENSE        FEES AND        AFTER FEES AND       FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES          EXPENSES
   1            5.00%        2.38%              2.62%       $ 10,262.00         $   241.12
   2           10.25%        2.38%              5.31%       $ 10,530.86         $   247.44
   3           15.76%        2.38%              8.07%       $ 10,806.77         $   253.92
   4           21.55%        2.38%             10.90%       $ 11,089.91         $   260.57
   5           27.63%        2.38%             13.80%       $ 11,380.47         $   267.40
   6           34.01%        2.38%             16.79%       $ 11,678.63         $   274.40
   7           40.71%        2.38%             19.85%       $ 11,984.61         $   281.59
   8           47.75%        2.38%             22.99%       $ 12,298.61         $   288.97
   9           55.13%        2.38%             26.21%       $ 12,620.84         $   296.54
  10           62.89%        2.38%             29.52%       $ 12,951.50         $   304.31
  TOTAL                                                                         $ 2,716.26



DWS RREEF Real Estate Securities Fund - Class A





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.97%             -1.95%       $  9,804.83        $   668.26
   2           10.25%        0.97%              2.00%       $ 10,199.96        $    97.02
   3           15.76%        0.97%              6.11%       $ 10,611.02        $   100.93
   4           21.55%        0.97%             10.39%       $ 11,038.64        $   105.00
   5           27.63%        0.97%             14.84%       $ 11,483.50        $   109.23
   6           34.01%        0.97%             19.46%       $ 11,946.29        $   113.63
   7           40.71%        0.97%             24.28%       $ 12,427.72        $   118.21
   8           47.75%        0.97%             29.29%       $ 12,928.56        $   122.98
   9           55.13%        0.97%             34.50%       $ 13,449.58        $   127.93
  10           62.89%        0.97%             39.92%       $ 13,991.60        $   133.09
  TOTAL                                                                        $ 1,696.28




                                                                  Appendix  | 67

DWS RREEF Real Estate Securities - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.73%              3.27%       $ 10,327.00        $   175.83
   2           10.25%        1.73%              6.65%       $ 10,664.69        $   181.58
   3           15.76%        1.73%             10.13%       $ 11,013.43        $   187.52
   4           21.55%        1.73%             13.74%       $ 11,373.57        $   193.65
   5           27.63%        1.73%             17.45%       $ 11,745.48        $   199.98
   6           34.01%        1.73%             21.30%       $ 12,129.56        $   206.52
   7           40.71%        0.97%             26.18%       $ 12,618.38        $   120.03
   8           47.75%        0.97%             31.27%       $ 13,126.90        $   124.86
   9           55.13%        0.97%             36.56%       $ 13,665.92        $   129.90
  10           62.89%        0.97%             42.06%       $ 14,206.25        $   135.13
  TOTAL                                                                        $ 1,655.00



DWS RREEF Real Estate Securities Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.69%              3.31%       $ 10,331.00        $   171.80
   2           10.25%        1.69%              6.73%       $ 10,672.96        $   177.48
   3           15.76%        1.69%             10.26%       $ 11,026.23        $   183.36
   4           21.55%        1.69%             13.91%       $ 11,391.20        $   189.43
   5           27.63%        1.69%             17.68%       $ 11,768.25        $   195.70
   6           34.01%        1.69%             21.58%       $ 12,157.78        $   202.17
   7           40.71%        1.69%             25.60%       $ 12,560.20        $   208.87
   8           57.75%        1.69%             29.76%       $ 12,975.94        $   215.78
   9           55.13%        1.69%             34.05%       $ 13,405.45        $   222.92
  10           62.89%        1.69%             38.49%       $ 13,849.17        $   230.30
  TOTAL                                                                        $ 1,997.81




68 | Appendix

DWS RREEF Real Estate Securities Fund - Class R




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.14%              3.86%       $ 10,386.00        $   116.20
   2           10.25%        1.14%              7.87%       $ 10,786.90        $   120.69
   3           15.76%        1.14%             12.03%       $ 11,203.27        $   125.34
   4           21.55%        1.14%             16.36%       $ 11,635.72        $   130.18
   5           27.63%        1.14%             20.85%       $ 12,084.86        $   135.21
   6           34.01%        1.14%             25.51%       $ 12,551.33        $   140.43
   7           40.71%        1.14%             30.36%       $ 13,035.82        $   145.85
   8           47.75%        1.14%             35.39%       $ 13,539.00        $   151.48
   9           55.13%        1.14%             40.62%       $ 14,061.60        $   157.32
  10           62.87%        1.14%             46.04%       $ 14,604.38        $   163.40
  TOTAL                                                                        $ 1,386.10




                                                                  Appendix  | 69

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
                                       DWS Communications Fund    811-03883
DWS Advisor Funds        DWS RREEF Real Estate Securities Fund    811-04760







(05/01/08) DSECF3-1
 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                            DWS COMMUNICATIONS FUND


                     DWS RREEF REAL ESTATE SECURITIES FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW EACH FUND WORKS
  4      DWS Communications Fund
 13      DWS RREEF Real Estate
         Securities Fund
 21      Other Policies and Risks
 22      Who Manages and Oversees
         the Funds
 26      Financial Highlights


HOW TO INVEST IN THE FUNDS
 29      Buying and Selling
         Institutional Class Shares
 35      Policies You Should Know
         About
 46      Understanding Distributions
         and Taxes
 50      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                 Institutional Class
  ticker symbol                  FLICX
    fund number                  532

    DWS COMMUNICATIONS FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to maximize total return.


            Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

            The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the fund, the portfolio manager emphasizes investments in companies offering products and services that support both traditional communications and facilitate newer information-based applications. Examples of such companies include companies that offer outsourced communications billing and teleservices products or network computing technology that supports basic Internet functionality, such as Web site operations for electronic commerce and other Internet-based applications. The portfolio manager believes that worldwide telecommunications market expansion will create opportunities for both established and emerging providers of telecommunications products and services. As a result, the portfolio manager believes that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return, although there can be no guarantee that this result will be achieved.


            The fund may also invest in convertible securities and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of


4 | DWS Communications Fund
            shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The fund may also invest its assets without limit in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.

            The portfolio manager employs a disciplined, research-based approach to investing in the communications industry. The portfolio manager utilizes Deutsche Asset Management's proprietary research platform to help identify opportunities and capture alpha (i.e., return in excess of the fund's benchmark) across the globe. The portfolio manager employs cash flow return on investment (CFROI) as its principal basis for valuation. This investment approach allows the portfolio manager to find moneymaking opportunities across a company's life cycle, from early-stage growth to late-stage fade.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                                    DWS Communications Fund  | 5

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            CONCENTRATION RISK. The fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.


            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



6 | DWS Communications Fund

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


                                                    DWS Communications Fund  | 7

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an



8 | DWS Communications Fund
            investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.


            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



                                                    DWS Communications Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Communications Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class [GRAPHIC APPEARS HERE]






45.89       -34.37      -29.39      -39.17     23.39      21.60      15.24      21.46       -0.21
1999        2000        2001        2002       2003       2004       2005       2006       2007







2008 TOTAL RETURN AS OF MARCH 31: -23.12%
For the periods included in the bar chart:
BEST QUARTER: 27.32%, Q4 1999              WORST QUARTER: -29.81%, Q2 2002




10 | DWS Communications Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                               1 YEAR        5 YEARS      SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                           -0.21         15.93           3.00
   Return after Taxes on Distributions           -0.21         15.93           2.40
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.14**        14.05           2.54**
 MSCI WORLD INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         9.04           16.96           5.86
 MSCI WORLD TELECOM SERVICES INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            22.28           17.02            n/a***
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         5.49           12.83           4.82




     Total returns would have been lower if operating expenses hadn't been reduced.


 On March 13, 2008, the MSCI World Index replaced the S&P 500 as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.


 *   Since June 4, 1998. Index comparison begins on May 31, 1998.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


***   Index began on 12/31/98.

 MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

 MSCI WORLD TELECOM SERVICES INDEX is an unmanaged index that tracks telecom securities from around the world.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



                                                   DWS Communications Fund  | 11

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%
 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    0.90%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.20
 TOTAL ANNUAL OPERATING EXPENSES3                  1.10



1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



3   The Advisor has voluntarily agreed to waive all or a portion of its fees and reimburse expenses so that the fund's total operating expenses will not exceed 1.18% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.


Based on the costs above, this example helps you compare this fund's Institutional Class shares expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $112         $350         $606       $1,340




12 | DWS Communications Fund

                                               Institutional Class
  ticker symbol                                RRRRX
    fund number                                595

    DWS RREEF REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term capital appreciation and current income.

            The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies.

            A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.


            The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.


            The portfolio managers look for real estate securities they believe will provide superior returns to the fund over the long term and they attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

            To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structures, financial structures and business strategies. The goal of this analysis is to determine which of


                                     DWS RREEF Real Estate Securities Fund  | 13
            the issuers the portfolio managers believe will be the most profitable to the fund over the long term. The portfolio managers also consider the effect of the real estate securities markets in general when making investment decisions.

            A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

            Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

            Based on their recent practices, the portfolio managers expect that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

            If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

            The fund may realize some short-term gains or losses if the portfolio managers choose to sell a security. The managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

            -  a security is not fulfilling its investment purpose;

            -  a security has reached its optimum valuation; or

            -  a particular company or general economic conditions have changed



            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index



14 | DWS RREEF Real Estate Securities Fund
            futures, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.


                                     DWS RREEF Real Estate Securities Fund  | 15

            -  zoning changes;

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



16 | DWS RREEF Real Estate Securities Fund

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



                                     DWS RREEF Real Estate Securities Fund  | 17

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The performance data provided in the bar chart and quarterly returns below and the risk return table on the following pages for periods prior to July 10, 2006 are those of the fund's predecessor fund, DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which was a newly created series of DWS Advisor Funds. The fund acquired the Predecessor Fund's liabilities.


The inception date for the Institutional Class shares of the Predecessor Fund is December 1, 1999. In the bar chart and in the table, the performance figures are based on the historical performance of the Predecessor Fund's Institutional Class.

DWS RREEF Real Estate Securities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class [GRAPHIC APPEARS HERE]






29.23      14.32       7.77     38.91      31.88      12.19      38.14       -15.50
2000       2001       2002      2003       2004       2005       2006       2007







2008 TOTAL RETURN AS OF MARCH 31: 2.04%
For the periods included in the bar chart:
BEST QUARTER: 16.06%, Q4 2004              WORST QUARTER: -12.63%, Q4 2007




18 | DWS RREEF Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                                                             SINCE
                                                1 YEAR        5 YEARS      INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                          -15.50          19.13         18.37
   Return after Taxes on Distributions          -18.12          16.30         15.39
   Return after Taxes on Distributions
   and Sale of Fund Shares                       -7.87**        15.66         14.79
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                          5.49           12.83          2.37
 MORGAN STANLEY US REAL ESTATE
 INVESTMENT TRUST (MSCI US REIT)
 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -17.57          17.70         16.57



     Total returns would have been lower if operating expenses hadn't been reduced.


 * Inception date for the fund was December 1, 1999. Index comparison begins November 30, 1999.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


 MSCI US REIT INDEX is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



                                     DWS RREEF Real Estate Securities Fund  | 19

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
______________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                              2.00%

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
_____________________________________               ____
 Management Fee                                     0.38%
 Distribution/Service (12b-1) Fee                  None
 Other Expenses2                                    0.19
 TOTAL ANNUAL OPERATING EXPENSES                    0.57



1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund's Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $58         $183         $318         $714




20 | DWS RREEF Real Estate Securities Fund

OTHER POLICIES AND RISKS


           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.


           - As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities and, with respect to DWS Communications Fund, investment-grade income producing securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or



                                                  Other Policies and Risks  | 21
           after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.




FUND NAME                                              FEE PAID
DWS Communications Fund                                  0.90%
DWS RREEF Real Estate Securities Fund                    0.38%




22 | Who Manages and Oversees the Funds

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended December 31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor for providing most of each fund's administrative services.



           Subadvisor for DWS RREEF Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


                                        Who Manages and Oversees the Funds  | 23

Portfolio management


DWS COMMUNICATIONS FUND is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following person handles the day-to-day management of the fund.

Ralf Oberbannscheidt
Portfolio Manager and Director of Deutsche Asset Management.


- Global equity analyst for Technology and Telecoms sectors and Global (Telecom) sector coordinator: New York.


- Joined Deutsche Asset Management in 1999, having served as senior portfolio manager for Global Equities and Global Sector head for Telecommunication.



- Previous positions include portfolio management at SEB Enskilda, Luxembourg and various roles at Dresdner Bank AG, Germany.


- Masters Degree in International Business and Emerging Markets, University of Trier, Germany/University of Stirling, Scotland; Masters in International Finance, Monterey Institute of International
   Studies.



24 | Who Manages and Oversees the Funds

DWS RREEF REAL ESTATE SECURITIES FUND is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.


John F. Robertson, CFA
Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

- Over 16 years of investment industry experience.

- BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF, Deutsche Asset Management, Inc. and the fund in September 2004.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.
- Prior to that, Managing Director of RREEF from 1996-March 2004, Deutsche Asset Management, Inc. from 2002-March 2004 and the fund from 1999-March 2004.

- Over 11 years of investment industry experience.

- BS, University of Southern California.

Jerry W. Ehlinger, CFA
Managing Director of RREEF and Co-Manager of the fund.
- Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.
- Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
- Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

- Over 11 years of investment industry experience.

- BA, University of Wisconsin - Whitewater; MS, University of Wisconsin -
   Madison.

Asad Kazim

Director of RREEF and Co-Manager of the fund.

- Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in
   2005.

- Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.


- Over 8 years of investment industry experience.
- BS, The College of New Jersey.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                        Who Manages and Oversees the Funds  | 25

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS RREEF Real Estate Securities Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the table for DWS RREEF Real Estate Securities Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.

DWS Communications Fund - Institutional Class




YEARS ENDED DECEMBER 31,                2007            2006             2005             2004            2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  23.88        $  19.66         $  17.06         $  14.03        $  11.37
--------------------------------     --------        --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income
  (loss) a                                 .00             .02              .01           (  .05)            .04
________________________________     ________        ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                          (  .05)           4.20             2.59             3.08            2.62
--------------------------------     --------        --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           (  .05)           4.22             2.60             3.03            2.66
________________________________     ________        ________         ________         ________        ________
Redemption fees                           .00*            .00*             .00*               -               -
--------------------------------     --------        --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                               $  23.83        $  23.88         $  19.66         $  17.06        $  14.03
--------------------------------     --------        --------         --------         --------        --------
Total Return (%)                       (  .21)        21.46b           15.24b           21.60b          23.39b
--------------------------------     --------        --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                5               4                2                2               2
________________________________     ________        ________         ________         ________        ________
Ratio of expenses before
expense reductions (%)                   1.10            1.33             1.33             1.44            1.30
________________________________     ________        ________         ________         ________        ________
Ratio of expenses after
expense reductions (%)                   1.10            1.24             1.18             1.30            1.15
________________________________     ________        ________         ________         ________        ________
Ratio of net investment
income (loss) (%)                         .02             .12              .07           (  .31)            .32
________________________________     ________        ________         ________         ________        ________
Portfolio turnover rate (%)                39              27               21               34              62
--------------------------------     --------        --------         --------         --------        --------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

26 | Financial Highlights

DWS RREEF Real Estate Securities Fund - Institutional Class



YEARS ENDED DECEMBER 31,                 2007             2006                  2005           2004           2003
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING
OF PERIOD                             $  26.53         $  20.81              $  20.38       $  17.08       $  12.96
--------------------------------      --------         --------       --     --------       --------       --------
Income (loss) from
investment operations:
  Net investment income a                   .49              .46                   .48            .53            .55
________________________________      ________         ________       __     ________       ________       ________
  Net realized and unrealized
  gain (loss)                           ( 4.61)            7.33                  1.96           4.77           4.37
--------------------------------      --------         --------       --     --------       --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                            ( 4.12)            7.79                  2.44           5.30           4.92
________________________________      ________         ________       __     ________       ________       ________
Less distributions from:
  Net investment income                 (  .43)          (  .56)               (  .71)        (  .62)        (  .59)
________________________________      ________         ________       __     ________       ________       ________
  Net realized gains                    ( 2.89)          ( 1.51)               ( 1.30)        ( 1.38)        (  .15)
--------------------------------      --------         --------       --     --------       --------       --------
  Tax return of capital                      -                -                     -              -         (  .06)
--------------------------------      --------         --------       --     --------       --------       --------
  TOTAL DISTRIBUTIONS                   ( 3.32)          ( 2.07)               ( 2.01)        ( 2.00)        (  .80)
--------------------------------      --------         --------       --     --------       --------       --------
Redemption fees                           .00 +            .00 +                 .00 +             -              -
--------------------------------      --------         --------       --     --------       --------       --------
NET ASSET VALUE, END OF
PERIOD                                $  19.09         $  26.53              $  20.81       $  20.38       $  17.08
--------------------------------      --------         --------       --     --------       --------       --------
Total Return (%)                        (15.50)b        38.14b                  12.19          31.88          38.91
--------------------------------      --------         --------       --     --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               409              720                   464            353            166
________________________________      ________         ________       __     ________       ________       ________
Ratio of expenses before
expense reductions (%)                     .57              .58                   .53            .54            .63
________________________________      ________         ________       __     ________       ________       ________
Ratio of expenses after
expense reductions (%)                     .56              .54                   .53            .54            .63
________________________________      ________         ________       __     ________       ________       ________
Ratio of net investment
income (%)                                1.91             1.90                  2.32           2.88           3.64
________________________________      ________         ________       __     ________       ________       ________
Portfolio turnover rate (%)                 81               60                 66c               79             25
--------------------------------      --------         --------       --     --------       --------       --------




a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Excludes portfolio securities delivered as a result of processing in-kind redemptions.

+  Amount is less than $.005.


                                                      Financial Highlights  | 27

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.



You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.



           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

                             Buying and Selling Institutional Class Shares  | 29

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.



           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.


           Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent



  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614



           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


30 | Buying and Selling Institutional Class Shares

           How to open your fund account


  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.




           Please note that your account cannot become activated until we receive a completed account application.



           How to BUY and SELL shares

           MAIL:


           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.



                             Buying and Selling Institutional Class Shares  | 31

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.




  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your fund account")



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.



32 | Buying and Selling Institutional Class Shares

           TELEPHONE TRANSACTIONS:


           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.



           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.



                             Buying and Selling Institutional Class Shares  | 33

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being


34 | Buying and Selling Institutional Class Shares
           based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


                                            Policies You Should Know About  | 35

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.



36 | Policies You Should Know About

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity



                                            Policies You Should Know About  | 37

           (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or



38 | Policies You Should Know About
           operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


                                            Policies You Should Know About  | 39

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as



40 | Policies You Should Know About
           determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.


                                            Policies You Should Know About  | 41

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

            SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


42 | Policies You Should Know About
           not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended


                                            Policies You Should Know About  | 43
           to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


44 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



                                            Policies You Should Know About  | 45

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.


           DWS Communications Fund intends to pay distributions of substantially all of its income annually. DWS RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income quarterly. Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary each fund may make distributions at other times as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

46 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                     Understanding Distributions and Taxes  | 47

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           Dividends received by a fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by a fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by a fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.



48 | Understanding Distributions and Taxes

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Because the REITs invested in by DWS RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.




                                     Understanding Distributions and Taxes  | 49

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


50 | Appendix

DWS Communications Fund - Class Institutional




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.10%              3.90%       $ 10,390.00        $   112.15
   2           10.25%        1.10%              7.95%       $ 10,795.21        $   116.52
   3           15.76%        1.10%             12.16%       $ 11,216.22        $   121.06
   4           21.55%        1.10%             16.54%       $ 11,653.66        $   125.78
   5           27.63%        1.10%             21.08%       $ 12,108.15        $   130.69
   6           34.01%        1.10%             25.80%       $ 12,580.37        $   135.79
   7           40.71%        1.10%             30.71%       $ 13,071.00        $   141.08
   8           47.75%        1.10%             35.81%       $ 13,580.77        $   146.58
   9           55.13%        1.10%             41.10%       $ 14,110.42        $   152.30
  10           62.89%        1.10%             46.61%       $ 14,660.73        $   158.24
  TOTAL                                                                        $ 1,340.19



DWS RREEF Real Estate Securities Fund - Class Institutional




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.57%              4.43%       $ 10,443.00         $  58.26
   2           10.25%        0.57%              9.06%       $ 10,905.62         $  60.84
   3           15.76%        0.57%             13.89%       $ 11,388.74         $  63.54
   4           21.55%        0.57%             18.93%       $ 11,893.72         $  66.35
   5           27.63%        0.57%             24.20%       $ 12,420.14         $  69.29
   6           34.01%        0.57%             29.70%       $ 12,970.35         $  72.36
   7           40.71%        0.57%             35.45%       $ 13,544.94         $  75.57
   8           47.75%        0.57%             41.45%       $ 14,144.98         $  78.92
   9           55.13%        0.57%             47.72%       $ 14,771.60         $  82.41
  10           62.89%        0.57%             54.26%       $ 15,425.98         $  86.06
  TOTAL                                                                         $ 713.60




                                                                  Appendix  | 51

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
                                       DWS Communications Fund    811-03883
DWS Advisor Funds        DWS RREEF Real Estate Securities Fund    811-04760







(05/01/08) DSECF3-1-IN
[RECYCLE GRAPHIC APPEARS HERE]
                                                 [DWS SCUDDER LOGO APPEARS HERE]

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------
                                    CLASS S

                     DWS RREEF REAL ESTATE SECURITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  6      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 12      Other Policies and Risks
 13      Who Manages and Oversees
         the Fund
 16      Financial Highlights


HOW TO INVEST IN THE FUND
 18      How to Buy Shares
 19      How to Exchange or Sell
         Shares
 22      Policies You Should Know
         About
 33      Understanding Distributions
         and Taxes
 38      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                               Class S
  ticker symbol                                RRREX
    fund number                                2325

    DWS RREEF REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term capital appreciation and current income.

            The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies.

            A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.


            The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.


            The portfolio managers look for real estate securities they believe will provide superior returns to the fund over the long term and they attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

            To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Their analysis also includes the companies' management structures, financial structures and business strategies. The goal of this analysis is to determine which of


4 | DWS RREEF Real Estate Securities Fund
            the issuers the portfolio managers believe will be the most profitable to the fund over the long term. The portfolio managers also consider the effect of the real estate securities markets in general when making investment decisions.

            A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

            Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

            Based on their recent practices, the portfolio managers expect that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

            If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

            The fund may realize some short-term gains or losses if the portfolio managers choose to sell a security. The managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

            -  a security is not fulfilling its investment purpose;

            -  a security has reached its optimum valuation; or

            -  a particular company or general economic conditions have changed



            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index



                                      DWS RREEF Real Estate Securities Fund  | 5
            futures, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.

6 | DWS RREEF Real Estate Securities Fund

            -  zoning changes;

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



                                      DWS RREEF Real Estate Securities Fund  | 7

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



8 | DWS RREEF Real Estate Securities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The performance data provided in the bar chart and quarterly returns below and the risk return table on the following pages for periods prior to July 10, 2006 are those of the fund's predecessor fund, DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which was a newly created series of DWS Advisor Funds. The fund acquired the Predecessor Fund's liabilities.


The inception date for Class S shares of the Predecessor Fund is May 2, 2005. In the bar chart, the performance figures for Class S before its inception date are based on the historical performance of the Predecessor Fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class S. In the table, the performance figures for Class S prior to its inception date are based on the historical performance of the Predecessor Fund's Institutional Class, adjusted to reflect the higher gross total annual operating expenses of Class S. Institutional Class shares are offered in a separate prospectus.

DWS RREEF Real Estate Securities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]






28.83      13.97       7.44     38.48      31.47      11.91      37.98       -15.63
2000       2001       2002      2003       2004       2005       2006       2007







2008 TOTAL RETURN AS OF MARCH 31: 1.97%
For the periods included in the bar chart:
BEST QUARTER: 15.97%, Q4 2004              WORST QUARTER: -12.66%, Q4 2007




                                      DWS RREEF Real Estate Securities Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                                                             SINCE
                                                1 YEAR        5 YEARS      INCEPTION*
 CLASS S
   Return before Taxes                          -15.63          18.86         18.05
   Return after Taxes on Distributions          -18.18          15.58         14.49
   Return after Taxes on Distributions
   and Sale of Fund Shares                       -8.39**        14.75         13.88
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                          5.49           12.83          2.37
 MORGAN STANLEY US REAL ESTATE
 INVESTMENT TRUST (MSCI US REIT)
 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -17.57          17.70         16.67



     Total returns would have been lower if operating expenses hadn't been reduced.


 *   Inception December 1, 1999. Index returns begin November 30, 1999.



 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


 MSCI US REIT INDEX is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



10 | DWS RREEF Real Estate Securities Fund

HOW MUCH INVESTORS PAY


This fund's Class S shares have no sales charges or other shareholder fees, other than a redemption/exchange fee. This information doesn't include any fees that may be charged by your financial advisor. The fund does have annual operating expenses and as a shareholder of Class S, you pay them indirectly.




FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    0.38%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.45
 TOTAL ANNUAL OPERATING EXPENSES                   0.83



1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares         $85         $265         $460       $1,025




                                     DWS RREEF Real Estate Securities Fund  | 11

OTHER POLICIES AND RISKS


           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



12 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                                              FEE PAID
           DWS RREEF Real Estate Securities Fund         0.38%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                         Who Manages and Oversees the Fund  | 13

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.



           Subadvisor for DWS RREEF Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


14 | Who Manages and Oversees the Fund

Portfolio management

DWS RREEF REAL ESTATE SECURITIES FUND is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.


John F. Robertson, CFA
Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

- Over 16 years of investment industry experience.

- BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of RREEF and Co-Manager of the fund.

- Joined RREEF, Deutsche Asset Management, Inc. and the fund in September 2004.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.
- Prior to that, Managing Director of RREEF from 1996-March 2004, Deutsche Asset Management, Inc. from 2002-March 2004 and the fund from 1999-March 2004.

- Over 11 years of investment industry experience.

- BS, University of Southern California.

Jerry W. Ehlinger, CFA
Managing Director of RREEF and Co-Manager of the fund.
- Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.
- Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
- Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

- Over 11 years of investment industry experience.

- BA, University of Wisconsin - Whitewater; MS, University of Wisconsin -
   Madison.

Asad Kazim

Director of RREEF and Co-Manager of the fund.

- Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in
   2005.

- Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.


- Over 8 years of investment industry experience.
- BS, The College of New Jersey.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                         Who Manages and Oversees the Fund  | 15

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS RREEF Real Estate Securities Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the following table for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.

DWS RREEF Real Estate Securities Fund - Class S



YEARS ENDED DECEMBER 31,                           2007           2006          2005A
SELECTED PER SHARE DATA
-------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD            $  26.53       $  20.80        $ 19.81
-------------------------------------------     --------       --------        -------
Income (loss) from investment operations:
  Net investment income b                             .44            .41            .29
___________________________________________     ________       ________        _______
  Net realized and unrealized gain (loss)         ( 4.60)          7.35           2.45
-------------------------------------------     --------       --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                ( 4.16)          7.76           2.74
___________________________________________     ________       ________        _______
Less distributions from:
  Net investment income                           (  .37)        (  .52)        (  .45)
___________________________________________     ________       ________        _______
  Net realized gains                              ( 2.89)        ( 1.51)        ( 1.30)
-------------------------------------------     --------       --------        -------
  TOTAL DISTRIBUTIONS                             ( 3.26)        ( 2.03)        ( 1.75)
-------------------------------------------     --------       --------        -------
Redemption fees+                                     .00            .00            .00
-------------------------------------------     --------       --------        -------
NET ASSET VALUE, END OF PERIOD                  $  19.11       $  26.53        $ 20.80
-------------------------------------------     --------       --------        -------
Total Return (%)                                  (15.63)         37.98          13.84**
-------------------------------------------     --------       --------        -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------      -------
Net assets, end of period ($ millions)               288             19              2
___________________________________________     ________       ________        _______
Ratio of expenses (%)                                .83            .73            .76*
___________________________________________     ________       ________        _______
Ratio of net investment income (%)                  1.64           1.71           2.00*
___________________________________________     ________       ________        _______
Portfolio turnover rate (%)                           81             60         66c
-------------------------------------------     --------       --------        -------



a   For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Excludes portfolio securities delivered as a result of processing in-kind redemptions.

*   Annualized

**   Not annualized


+  Amount is less than $.005.


16 | Financial Highlights

HOW TO INVEST IN THE FUND
THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Shares





 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Scudder investment slip or
 -  Fill out and sign an application
                                              short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Scudder"                                    -  check made payable to "DWS
                                              Scudder"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or        -  Call (800) 728-3337 to ensure you have
  log in if already registered                electronic services
 -  Print out a prospectus and a new          -  Register at www.dws-scudder.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


18 | How to Buy Shares

How to EXCHANGE or SELL Shares





 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET




                                            How to Sell or Exchange Shares  | 19

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


20 | How to Sell or Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                            How to Sell or Exchange Shares  | 21
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.



           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


22 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs



                                            Policies You Should Know About  | 23
           and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.



24 | Policies You Should Know About

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's



                                            Policies You Should Know About  | 25
           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")



26 | Policies You Should Know About

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on


                                            Policies You Should Know About  | 27
           customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.



28 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.


            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 29

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.


            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

30 | Policies You Should Know About
           recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets


                                            Policies You Should Know About  | 31
           that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

32 | Policies You Should Know About

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS INCOME QUARTERLY. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary the fund may make distributions at other times as needed.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 33

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.



34 | Understanding Distributions and Taxes

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other



                                     Understanding Distributions and Taxes  | 35
           requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.


           Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by the fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.



36 | Understanding Distributions and Taxes

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



                                     Understanding Distributions and Taxes  | 37

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


38 | Appendix

DWS RREEF Real Estate Securities Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.83%              4.17%       $ 10,417.00        $    84.73
   2           10.25%        0.83%              8.51%       $ 10,851.39        $    88.26
   3           15.76%        0.83%             13.04%       $ 11,303.89        $    91.94
   4           21.55%        0.83%             17.75%       $ 11,775.26        $    95.78
   5           27.63%        0.83%             22.66%       $ 12,266.29        $    99.77
   6           34.01%        0.83%             27.78%       $ 12,777.80        $   103.93
   7           40.71%        0.83%             33.11%       $ 13,310.63        $   108.27
   8           47.75%        0.83%             38.66%       $ 13,865.68        $   112.78
   9           55.13%        0.83%             44.44%       $ 14,443.88        $   117.48
  10           62.89%        0.83%             50.46%       $ 15,046.19        $   122.38
  TOTAL                                                                        $ 1,025.32




                                                                  Appendix  | 39

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Advisor Funds        DWS RREEF Real Estate Securities Fund    811-04760








(05/01/08) 325-2
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                  DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  6      The Main Risks of Investing in
         the Fund
 11      The Fund's Performance
         History
 13      How Much Investors Pay
 15      Other Policies and Secondary
         Risks
 16      Who Manages and Oversees
         the Fund
 21      Financial Highlights


HOW TO INVEST IN THE FUND
 24      Choosing a Share Class
 29      How to Buy Class A and C
         Shares
 30      How to Exchange or Sell
         Class A and C Shares
 33      Policies You Should Know
         About
 46      Understanding Distributions
         and Taxes
 50      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                                   Class A    Class C
  ticker symbol                                    RRGAX      RRGCX
    fund number                                    465        765

    DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

            The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Currently, the fund does not intend to borrow for investment purposes.

            A security will be considered part of the fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange or traded over the counter.

            The fund may also invest in unlisted securities provided such securities are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment. In addition, while the fund does not currently plan to hedge international currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions in connection with investments in securities of non-US companies.


4 | DWS RREEF Global Real Estate Securities Fund

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


            The strategy of the fund is to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and Australia, in order to invest in real estate securities on a global basis. In selecting securities for the fund's portfolio, the advisors will incorporate both "top-down" and "bottom-up" investment insights and analysis.

            "Top-down" research, analyzing market-wide investment conditions, is used to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia) and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. This research includes analysis of various factors, including real estate market dynamics (e.g., supply/demand conditions and vacancy rates), the economic environment (e.g., interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

            "Bottom-up" research, analyzing the characteristics and investment prospects of a particular real estate security relative to others in its local market, is used to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis performed in each region drives this decision-making process, guiding the portfolio managers to invest in securities that they believe can provide superior returns over the long term, and to sell those that they believe no longer represent the strongest prospects, relative to other opportunities. The focus of the fund's security selection strategy is to invest in securities with the potential for price appreciation, while maintaining a bias toward those securities paying dividends that the portfolio managers believe are attractive and reliable. It is expected that the majority of returns from the fund will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.



                               DWS RREEF Global Real Estate Securities Fund  | 5

            The allocation of the fund's investments across geographic regions is determined by the advisor's Global Property Asset Allocation Committee, comprised of the portfolio managers from each region and chaired by the advisor's lead portfolio manager for global real estate security investments.


            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price,


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



This fund is designed for investors interested in total return through a combination of current income and long-term capital appreciation through investment in real estate securities.

6 | DWS RREEF Global Real Estate Securities Fund
            regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.


                               DWS RREEF Global Real Estate Securities Fund  | 7

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;

            -  zoning changes;

8 | DWS RREEF Global Real Estate Securities Fund

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



                               DWS RREEF Global Real Estate Securities Fund  | 9

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



10 | DWS RREEF Global Real Estate Securities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the performance of Class A shares for the fund's first full calendar year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect the fund's expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS RREEF Global Real Estate Securities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.) [GRAPHIC APPEARS HERE]







 -7.84
2007









                 2008 TOTAL RETURN AS OF MARCH 31: -6.86%
FOR THE PERIOD INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.67%, Q1 2007              WORST QUARTER: -10.71%, Q4 2007





                              DWS RREEF Global Real Estate Securities Fund  | 11

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2007 (Fund returns include the effects of maximum sales load.)




                                                1 YEAR        SINCE INCEPTION*
 CLASS A
   Return before Taxes                          -13.14               5.24
   Return after Taxes on Distributions          -15.17               3.19
   Return after Taxes on Distributions
   and Sale of Fund Shares                       -8.38**            3.41**
 CLASS C (Return before Taxes)                   -8.67              8.54
 FTSE EPRA/NAREIT GLOBAL REAL
 ESTATE INDEX (reflects no deductions
 for fees, expenses or taxes)                    -6.96             10.78




     Total returns would have been lower if operating expenses hadn't been reduced.


 * Inception date for the fund was July 5, 2006. Index comparison begins on June 30, 2006.


 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 THE FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX SERIES is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+indicies, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



12 | DWS RREEF Global Real Estate Securities Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE                                           CLASS A             CLASS C
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                5.75%1             None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                          None2                 1.00%
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)3                               2.00                 2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________________
 Management Fee                                      1.00  %              1.00%
 Distribution/Service (12b-1) Fees                   0.23                 1.00
 Other Expenses4                                     0.48                 0.42
 TOTAL ANNUAL OPERATING EXPENSES                     1.71                 2.42
 Less Fee Waiver/Expense
 Reimbursement5,6                                    0.20                 0.16
 NET ANNUAL OPERATING EXPENSES5,6                    1.51                 2.26



1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



5   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.51% and 2.26% for Class A and Class C shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, and interest.



6   For Class A shares, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.


                              DWS RREEF Global Real Estate Securities Fund  | 13

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
________________________________________________________________________
 Class A shares        $720       $1,064       $1,432       $2,463
 Class C shares         329          739        1,276        2,744
 EXPENSES, assuming you kept your shares.
________________________________________________________________________
 Class A shares        $720       $1,064       $1,432       $2,463
 Class C shares         229          739        1,276        2,744




14 | DWS RREEF Global Real Estate Securities Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Secondary risks


           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.




           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


                                        Other Policies and Secondary Risks  | 15

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major


16 | Who Manages and Oversees the Fund
           investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                                               FEE PAID
           DWS RREEF Global Real Estate Securities
           Fund                                           1.00%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement, subadvisory agreement and sub-subadvisory agreements is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


           Subadvisor for DWS RREEF Global Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Global Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Global Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Global Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.


                                         Who Manages and Oversees the Fund  | 17

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


           The sub-subadvisors


           Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

           RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.



18 | Who Manages and Oversees the Fund

Portfolio management


The fund's team collaborates to implement the fund's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of his designated portion of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.


John F. Robertson, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
- Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
-  Over 16 years of investment industry experience.
-  BA, Wabash College; MBA, Indiana University.

Daniel Ekins
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
-  Over 21 years of investment industry experience.
-  BS, University of South Australia.

John Hammond
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
-  Over 15 years of investment industry experience.
-  BSc, University of Reading, UK.


William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

-  Joined Deutsche Asset Management in 2000 and the fund in 2006.

- Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
-  Over 10 years of investment industry experience.
-  MBA, Hong Kong University of Science & Technology.


                                         Who Manages and Oversees the Fund  | 19

John W. Vojticek
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

- Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.
- Over 11 years of investment industry experience.
- BS, University of Southern California.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



20 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS RREEF Global Real Estate Securities Fund - Class A



YEARS ENDED DECEMBER 31,                               2007           2006A
SELECTED PER SHARE DATA
----------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.22       $  10.00
-------------------------------------------------   --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .13            .08
_________________________________________________   ________       ________
  Net realized and unrealized gain (loss)             ( 1.05)          2.34
-------------------------------------------------   --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    (  .92)          2.42
_________________________________________________   ________       ________
Less distributions from:
  Net investment income                               (  .63)        (  .15)
_________________________________________________   ________       ________
  Net realized gains                                  (  .17)        (  .05)
-------------------------------------------------   --------       --------
  TOTAL DISTRIBUTIONS                                 (  .80)        (  .20)
-------------------------------------------------   --------       --------
Redemption fee                                           .00***         .00***
-------------------------------------------------   --------       --------
NET ASSET VALUE, END OF PERIOD                      $  10.50       $  12.22
-------------------------------------------------   --------       --------
Total Return (%)c,d                                   ( 7.84)         24.26**
-------------------------------------------------   --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   --------
Net assets, end of period ($ millions)                   424            288
_________________________________________________   ________       ________
Ratio of expenses before expense reductions (%)         1.71           1.97*
_________________________________________________   ________       ________
Ratio of expenses after expense reductions (%)          1.51           1.51*
_________________________________________________   ________       ________
Ratio of net investment income (%)                      1.14           1.39*
_________________________________________________   ________       ________
Portfolio turnover rate (%)                               71             28**
-------------------------------------------------   --------       --------




a   For the period from July 5, 2006 (commencement of operations) to December
31, 2006.


b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 21

DWS RREEF Global Real Estate Securities Fund - Class C



YEARS ENDED DECEMBER 31,                               2007           2006A
SELECTED PER SHARE DATA
----------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.23       $  10.00
-------------------------------------------------   --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .03            .02
_________________________________________________   ________       ________
  Net realized and unrealized gain (loss)             ( 1.06)          2.35
-------------------------------------------------   --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    ( 1.03)          2.37
_________________________________________________   ________       ________
Less distributions from:
  Net investment income                               (  .41)        (  .09)
_________________________________________________   ________       ________
  Net realized gains                                  (  .17)        (  .05)
-------------------------------------------------   --------       --------
  TOTAL DISTRIBUTIONS                                 (  .58)        (  .14)
-------------------------------------------------   --------       --------
Redemption fee                                           .00***         .00***
-------------------------------------------------   --------       --------
NET ASSET VALUE, END OF PERIOD                      $  10.62       $  12.23
-------------------------------------------------   --------       --------
Total Return (%)c,d                                   ( 8.67)         23.75**
-------------------------------------------------   --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    90             27
_________________________________________________   ________       ________
Ratio of expenses before expense reductions (%)         2.42           2.51*
_________________________________________________   ________       ________
Ratio of expenses after expense reductions (%)          2.40           2.45*
_________________________________________________   ________       ________
Ratio of net investment income (%)                       .25            .45*
_________________________________________________   ________       ________
Portfolio turnover rate (%)                               71             28**
-------------------------------------------------   --------       --------




a   For the period from July 5, 2006 (commencement of operations) to December
31, 2006.


b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

22 | Financial Highlights

HOW TO INVEST IN THE FUND

Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.



You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.




 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                             do not have a sales charge when
 -  Deferred sales charge of 1.00%,
                                             buying shares, but have higher annual
  charged when you sell shares you
                                             expenses than those for Class A
  bought within the last year
                                             shares and a one year deferred sales
 -  0.75% annual distribution fee and up
                                             charge
  to 0.25% annual shareholder servicing
  fee




Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.




24 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2        NET INVESTMENT2
  Up to $50,000           5.75%                     6.10%
$    50,000-$99,999       4.50                      4.71
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more            see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

                                                    Choosing a Share Class  | 25

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


           For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).



26 | Choosing a Share Class

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



                                                    Choosing a Share Class  | 27

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


28 | Choosing a Share Class

How to BUY Class A and C Shares




 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                           How to Buy Class A and C Shares  | 29

How to EXCHANGE or SELL Class A and C Shares


 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



30 | How to Exchange or Sell Class A and C Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                              How to Exchange or Sell Class A and C Shares  | 31

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of



32 | How to Exchange or Sell Class A and C Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


                                            Policies You Should Know About  | 33

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,


34 | Policies You Should Know About
           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.



                                            Policies You Should Know About  | 35

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).



36 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.



                                            Policies You Should Know About  | 37

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by



38 | Policies You Should Know About
            the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
            (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 39

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

            SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

40 | Policies You Should Know About

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.


           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account


           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

                                            Policies You Should Know About  | 41

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4)



42 | Policies You Should Know About
           the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing


                                            Policies You Should Know About  | 43
           service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

44 | Policies You Should Know About

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account sales charge or; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



                                            Policies You Should Know About  | 45

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


46 | Understanding Distributions and Taxes
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -   gains from the sale of
  securities held (or treated as                          securities held by the fund for
  held) by the fund for more                              one year or less
  than one year                                       -   all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its year more than 50% of the fund's total assets are stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal


                                     Understanding Distributions and Taxes  | 47
           income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by the fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


48 | Understanding Distributions and Taxes

           Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



                                     Understanding Distributions and Taxes  | 49

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


50 | Appendix

            DWS RREEF Global Real Estate Securities Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.51%             -2.46%       $  9,753.93        $   719.80
   2           10.25%        1.71%              0.75%       $ 10,074.84        $   169.54
   3           15.76%        1.71%              4.06%       $ 10,406.30        $   175.11
   4           21.55%        1.71%              7.49%       $ 10,748.67        $   180.87
   5           27.63%        1.71%             11.02%       $ 11,102.30        $   186.83
   6           34.01%        1.71%             14.68%       $ 11,467.56        $   192.97
   7           40.71%        1.71%             18.45%       $ 11,844.85        $   199.32
   8           47.75%        1.71%             22.35%       $ 12,234.54        $   205.88
   9           55.13%        1.71%             26.37%       $ 12,637.06        $   212.65
  10           62.89%        1.71%             30.53%       $ 13,052.82        $   219.65
  TOTAL                                                                        $ 2,462.62



DWS RREEF Global Real Estate Securities Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.26%              2.74%       $ 10,274.00        $   229.10
   2           10.25%        2.42%              5.39%       $ 10,539.07        $   251.84
   3           15.76%        2.42%              8.11%       $ 10,810.98        $   258.34
   4           21.55%        2.42%             10.90%       $ 11,089.90        $   265.00
   5           27.63%        2.42%             13.76%       $ 11,376.02        $   271.84
   6           34.01%        2.42%             16.70%       $ 11,669.52        $   278.85
   7           40.71%        2.42%             19.71%       $ 11.970.59        $   286.05
   8           47.75%        2.42%             22.79%       $ 12,279.44        $   293.43
   9           55.13%        2.42%             25.96%       $ 12,596.25        $   301.00
  10           62.89%        2.42%             29.21%       $ 12,921.23        $   308.76
  TOTAL                                                                        $ 2,744.21




                                                                  Appendix  | 51

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Advisor Funds        DWS RREEF Global Real Estate Securities Fund    811-04760










(05/01/08) DRGRESF-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                  DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  6      The Main Risks of Investing in
         the Fund
 11      The Fund's Performance
         History
 13      How Much Investors Pay
 14      Other Policies and Secondary
         Risks
 15      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 22      Buying and Selling
         Institutional Class Shares
 28      Policies You Should Know
         About
 39      Understanding Distributions
         and Taxes
 43      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                                      Institutional Class
  ticker symbol                                       RRGIX
    fund number                                       811

    DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

            The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Currently, the fund does not intend to borrow for investment purposes.

            A security will be considered part of the fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange or traded over the counter.

            The fund may also invest in unlisted securities provided such securities are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment. In addition, while the fund does not currently plan to hedge international currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions in connection with investments in securities of non-US companies.


4 | DWS RREEF Global Real Estate Securities Fund

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


            The strategy of the fund is to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and Australia, in order to invest in real estate securities on a global basis. In selecting securities for the fund's portfolio, the advisors will incorporate both "top-down" and "bottom-up" investment insights and analysis.

            "Top-down" research, analyzing market-wide investment conditions, is used to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia) and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. This research includes analysis of various factors, including real estate market dynamics (e.g., supply/demand conditions and vacancy rates), the economic environment (e.g., interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

            "Bottom-up" research, analyzing the characteristics and investment prospects of a particular real estate security relative to others in its local market, is used to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis performed in each region drives this decision-making process, guiding the portfolio managers to invest in securities that they believe can provide superior returns over the long term, and to sell those that they believe no longer represent the strongest prospects, relative to other opportunities. The focus of the fund's security selection strategy is to invest in securities with the potential for price appreciation, while maintaining a bias toward those securities paying dividends that the portfolio managers believe are attractive and reliable. It is expected that the majority of returns from the fund will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.



                               DWS RREEF Global Real Estate Securities Fund  | 5

            The allocation of the fund's investments across geographic regions is determined by the advisor's Global Property Asset Allocation Committee, comprised of the portfolio managers from each region and chaired by the advisor's lead portfolio manager for global real estate security investments.


            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price,



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in total return through a combination of current income and long-term capital appreciation through investment in real estate securities.


6 | DWS RREEF Global Real Estate Securities Fund
            regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.


                               DWS RREEF Global Real Estate Securities Fund  | 7

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;

            -  zoning changes;

8 | DWS RREEF Global Real Estate Securities Fund

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



                               DWS RREEF Global Real Estate Securities Fund  | 9

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



10 | DWS RREEF Global Real Estate Securities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the performance of Institutional Class shares for the fund's first full calendar year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect the fund's expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS RREEF Global Real Estate Securities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class [GRAPHIC APPEARS HERE]







 -7.64
2007









2008 TOTAL RETURN AS OF MARCH 31: -6.86%
FOR THE PERIOD INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.75%, Q1 2007              WORST QUARTER: -10.65%, Q4 2007





                              DWS RREEF Global Real Estate Securities Fund  | 11

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                               1 YEAR        SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                          -7.64               9.71
   Return after Taxes on Distributions          -9.89               7.47
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -4.79**             7.06
 FTSE EPRA/NAREIT GLOBAL REAL
 ESTATE INDEX (reflects no deductions
 for fees, expenses or taxes)                   -6.96              10.78




     Total returns would have been lower if operating expenses hadn't been reduced.


 * Inception date for the fund was July 5, 2006. Index comparison begins on June 30, 2006.


 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 THE FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX SERIES is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+indicies, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



12 | DWS RREEF Global Real Estate Securities Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    1.00%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.30
 TOTAL ANNUAL OPERATING EXPENSES                   1.30
 Less Fee Waiver/Expense
 Reimbursement3                                    0.04
 NET ANNUAL OPERATING EXPENSES3                    1.26



1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



3   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.26% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $128         $408         $709       $1,564




                              DWS RREEF Global Real Estate Securities Fund  | 13

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Secondary risks


           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.




           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


14 | Other Policies and Secondary Risks

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major


                                         Who Manages and Oversees the Fund  | 15
           investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                                               FEE PAID
DWS RREEF Global Real Estate Securities
Fund                                                      1.00%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement, subadvisory agreement and sub-subadvisory agreements is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


           Subadvisor for DWS RREEF Global Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Global Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Global Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Global Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.


16 | Who Manages and Oversees the Fund

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


           The sub-subadvisors


           Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

           RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.



                                         Who Manages and Oversees the Fund  | 17

Portfolio management


The fund's team collaborates to implement the fund's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of his designated portion of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.


John F. Robertson, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
- Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
-  Over 16 years of investment industry experience.
-  BA, Wabash College; MBA, Indiana University.

Daniel Ekins
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
-  Over 21 years of investment industry experience.
-  BS, University of South Australia.

John Hammond
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
-  Over 15 years of investment industry experience.
-  BSc, University of Reading, UK.


William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

-  Joined Deutsche Asset Management in 2000 and the fund in 2006.

- Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
-  Over 10 years of investment industry experience.
-  MBA, Hong Kong University of Science & Technology.


18 | Who Manages and Oversees the Fund

John W. Vojticek
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

- Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.
- Over 11 years of investment industry experience.
- BS, University of Southern California.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS RREEF Global Real Estate Securities Fund - Institutional Class



YEARS ENDED DECEMBER 31,                               2007           2006A
SELECTED PER SHARE DATA
----------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.23       $  10.00
-------------------------------------------------   --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .17            .09
_________________________________________________   ________       ________
  Net realized and unrealized gains                   ( 1.07)          2.35
-------------------------------------------------   --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    (  .90)          2.44
_________________________________________________   ________       ________
Less distributions from:
  Net investment income                               (  .67)        (  .16)
_________________________________________________   ________       ________
  Net realized gains                                  (  .17)        (  .05)
-------------------------------------------------   --------       --------
  TOTAL DISTRIBUTIONS                                 (  .84)        (  .21)
-------------------------------------------------   --------       --------
Redemption fee                                           .00***         .00***
-------------------------------------------------   --------       --------
NET ASSET VALUE, END OF PERIOD                      $  10.49       $  12.23
-------------------------------------------------   --------       --------
Total Return (%)c                                     ( 7.64)         24.35**
-------------------------------------------------   --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   --------
Net assets, end of period ($ millions)                   180              5
_________________________________________________   ________       ________
Ratio of expenses before expense reductions (%)         1.30           1.46*
_________________________________________________   ________       ________
Ratio of expenses after expense reductions (%)          1.29           1.36*
_________________________________________________   ________       ________
Ratio of net investment income (%)                      1.35           1.54*
_________________________________________________   ________       ________
Portfolio turnover rate (%)                               71             28**
-------------------------------------------------   --------       --------




a   For the period from July 5, 2006 (commencement of operations) to December
31, 2006.


b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

20 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.



You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.



           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.


22 | Buying and Selling Institutional Class Shares

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.



           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.


           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent



  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614



           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


                             Buying and Selling Institutional Class Shares  | 23

           How to open your fund account


  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.




           Please note that your account cannot become activated until we receive a completed account application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of



24 | Buying and Selling Institutional Class Shares
           the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.




  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your fund account")



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.


           TELEPHONE TRANSACTIONS:


           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.



                             Buying and Selling Institutional Class Shares  | 25

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.



           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion


26 | Buying and Selling Institutional Class Shares
           of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS


                             Buying and Selling Institutional Class Shares | 27 funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


28 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.



                                            Policies You Should Know About  | 29

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's



30 | Policies You Should Know About
           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")



                                            Policies You Should Know About  | 31

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit


32 | Policies You Should Know About
           the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.



                                            Policies You Should Know About  | 33

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.


34 | Policies You Should Know About
           by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
            Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


                                            Policies You Should Know About  | 35
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and


36 | Policies You Should Know About
           variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law



                                            Policies You Should Know About  | 37

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



38 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 39
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its year more than 50% of the fund's total assets are stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal


40 | Understanding Distributions and Taxes
           income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by the fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


                                     Understanding Distributions and Taxes  | 41

           Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



42 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 43

DWS RREEF Global Real Estate Securities Fund - Class Institutional




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.26%              3.74%       $ 10,374.00        $   128.36
   2           10.25%        1.30%              7.58%       $ 10,757.84        $   137.36
   3           15.76%        1.30%             11.56%       $ 11,155.88        $   142.44
   4           21.55%        1.30%             15.69%       $ 11,568.65        $   147.71
   5           27.63%        1.30%             19.97%       $ 11,996.69        $   153.17
   6           34.01%        1.30%             24.41%       $ 12,440.56        $   158.84
   7           40.71%        1.30%             29.01%       $ 12,900.86        $   164.72
   8           47.75%        1.30%             33.78%       $ 13,378.20        $   170.81
   9           55.13%        1.30%             38.73%       $ 13,873.19        $   177.13
  10           62.89%        1.30%             43.86%       $ 14,386.50        $   183.69
  TOTAL                                                                        $ 1,564.23




44 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Advisor Funds        DWS RREEF Global Real Estate Securities Fund    811-04760









(05/01/08) DRGRESF-1-IN
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                                  MAY 1, 2008








                                   PROSPECTUS
                              ------------------
                                    CLASS S

                  DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  6      The Main Risks of Investing in
         the Fund
 11      The Fund's Performance
         History
 13      How Much Investors Pay
 14      Other Policies and Secondary
         Risks
 15      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 22      How to Buy Shares
 23      How to Exchange or Sell
         Shares
 26      Policies You Should Know
         About
 38      Understanding Distributions
         and Taxes
 42      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                                      Class S
  ticker symbol                                       RRGTX
    fund number                                       2365

    DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

            The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Currently, the fund does not intend to borrow for investment purposes.

            A security will be considered part of the fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange or traded over the counter.

            The fund may also invest in unlisted securities provided such securities are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment. In addition, while the fund does not currently plan to hedge international currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions in connection with investments in securities of non-US companies.


4 | DWS RREEF Global Real Estate Securities Fund

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


            The strategy of the fund is to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and Australia, in order to invest in real estate securities on a global basis. In selecting securities for the fund's portfolio, the advisors will incorporate both "top-down" and "bottom-up" investment insights and analysis.

            "Top-down" research, analyzing market-wide investment conditions, is used to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia) and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. This research includes analysis of various factors, including real estate market dynamics (e.g., supply/demand conditions and vacancy rates), the economic environment (e.g., interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

            "Bottom-up" research, analyzing the characteristics and investment prospects of a particular real estate security relative to others in its local market, is used to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis performed in each region drives this decision-making process, guiding the portfolio managers to invest in securities that they believe can provide superior returns over the long term, and to sell those that they believe no longer represent the strongest prospects, relative to other opportunities. The focus of the fund's security selection strategy is to invest in securities with the potential for price appreciation, while maintaining a bias toward those securities paying dividends that the portfolio managers believe are attractive and reliable. It is expected that the majority of returns from the fund will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.



                               DWS RREEF Global Real Estate Securities Fund  | 5

            The allocation of the fund's investments across geographic regions is determined by the advisor's Global Property Asset Allocation Committee, comprised of the portfolio managers from each region and chaired by the advisor's lead portfolio manager for global real estate security investments.


            OTHER INVESTMENTS. When the portfolio managers believe that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price,




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in total return through a combination of current income and long-term capital appreciation through investment in real estate securities.

6 | DWS RREEF Global Real Estate Securities Fund
            regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:


            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.


                               DWS RREEF Global Real Estate Securities Fund  | 7

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.


            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.


            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


            CONCENTRATION RISK. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

            -  general or local economic conditions;

            -  increases in property taxes and operating expenses;

            -  liability or losses due to environmental problems;

            - falling rents due to poor demand, increased competition and/or overbuilding or limitation on rents;

            -  zoning changes;

8 | DWS RREEF Global Real Estate Securities Fund

            -  rising interest rates; and

            -  losses from casualty or condemnation.


            In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.



                               DWS RREEF Global Real Estate Securities Fund  | 9

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            - derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate movements.



10 | DWS RREEF Global Real Estate Securities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the performance of Class S shares for the fund's first full calendar year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect the fund's expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS RREEF Global Real Estate Securities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]







 -7.72
2007









2008 TOTAL RETURN AS OF MARCH 31: -6.86%
FOR THE PERIOD INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.70%, Q1 2007              WORST QUARTER: -10.69%, Q4 2007





DWS RREEF Global Real Estate Securities Fund | 11

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




                                               1 YEAR        SINCE INCEPTION*
 CLASS S
   Return before Taxes                          -7.72               9.68
   Return after Taxes on Distributions          -9.95               7.47
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -4.85**             7.05
 FTSE EPRA/NAREIT GLOBAL REAL
 ESTATE INDEX (reflects no deductions
 for fees, expenses or taxes)                   -6.96              10.78




     Total returns would have been lower if operating expenses hadn't been reduced.


 * Inception date for the fund was July 5, 2006. Index comparison begins on June 30, 2006.


 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 THE FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX SERIES is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+indicies, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.



12 | DWS RREEF Global Real Estate Securities Fund

HOW MUCH INVESTORS PAY


The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. This information doesn't include any fees that may be charged by your financial advisor. The fund does have annual operating expenses, and as a shareholder of Class S shares you pay them indirectly.




FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    1.00%
 Distribution/Service (12b-1) Fee                 None
 Other Expenses2                                   0.70
 TOTAL ANNUAL OPERATING EXPENSES                   1.70
 Less Fee Waiver/Expense
 Reimbursement3                                    0.44
 NET ANNUAL OPERATING EXPENSES3                    1.26



1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.


2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



3   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.26% for Class S shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $128         $493         $882       $1,972




                              DWS RREEF Global Real Estate Securities Fund  | 13

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Secondary risks


           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.




           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.


14 | Other Policies and Secondary Risks

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major


                                         Who Manages and Oversees the Fund  | 15
           investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                                               FEE PAID
DWS RREEF Global Real Estate Securities
Fund                                                      1.00%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement, subadvisory agreement and sub-subadvisory agreements is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


           Subadvisor for DWS RREEF Global Real Estate Securities Fund

           RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Global Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Global Real Estate Securities Fund.

           RREEF makes the investment decisions, buys and sells securities for DWS RREEF Global Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.


16 | Who Manages and Oversees the Fund

           RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


           The sub-subadvisors


           Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

           RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.



                                         Who Manages and Oversees the Fund  | 17

Portfolio management


The fund's team collaborates to implement the fund's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of his designated portion of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.


The following people handle the day-to-day management of the fund.


John F. Robertson, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
- Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
-  Over 16 years of investment industry experience.
-  BA, Wabash College; MBA, Indiana University.

Daniel Ekins
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in
   2006.
-  Over 21 years of investment industry experience.
-  BS, University of South Australia.

John Hammond
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
-  Over 15 years of investment industry experience.
-  BSc, University of Reading, UK.


William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

-  Joined Deutsche Asset Management in 2000 and the fund in 2006.

- Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
-  Over 10 years of investment industry experience.
-  MBA, Hong Kong University of Science & Technology.


18 | Who Manages and Oversees the Fund

John W. Vojticek
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.
- Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

- Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.
- Over 11 years of investment industry experience.
- BS, University of Southern California.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS RREEF Global Real Estate Securities Fund - Class S



YEARS ENDED DECEMBER 31,                               2007           2006 a
SELECTED PER SHARE DATA
----------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.23       $  10.00
-------------------------------------------------   --------       --------
Income (loss) from investment operations:
  Net investment income b                                .16            .08
_________________________________________________   ________       ________
  Net realized and unrealized gain (loss)             ( 1.06)          2.36
-------------------------------------------------   --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    (  .90)          2.44
_________________________________________________   ________       ________
Less distributions from:
  Net investment income                               (  .66)        (  .16)
_________________________________________________   ________       ________
  Net realized gains                                  (  .17)        (  .05)
-------------------------------------------------   --------       --------
  TOTAL DISTRIBUTIONS                                 (  .83)        (  .21)
-------------------------------------------------   --------       --------
Redemption fee                                           .00***         .00***
-------------------------------------------------   --------       --------
NET ASSET VALUE, END OF PERIOD                      $  10.50       $  12.23
-------------------------------------------------   --------       --------
Total Return (%)c                                     ( 7.72)         24.41**
-------------------------------------------------   --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------   --------
Net assets, end of period ($ millions)                   123             20
_________________________________________________   ________       ________
Ratio of expenses before expense reductions (%)         1.70           1.50*
_________________________________________________   ________       ________
Ratio of expenses after expense reductions (%)          1.35           1.41*
_________________________________________________   ________       ________
Ratio of net investment income (%)                      1.29           1.49*
_________________________________________________   ________       ________
Portfolio turnover rate (%)                               71             28**
-------------------------------------------------   --------       --------




a   For the period from July 5, 2006 (commencement of operations) to December
31, 2006.


b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

20 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Shares





 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Scudder investment slip or
 -  Fill out and sign an application
                                              short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Scudder"                                    -  check made payable to "DWS
                                              Scudder"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or        -  Call (800) 728-3337 to ensure you have
  log in if already registered                electronic services
 -  Print out a prospectus and a new          -  Register at www.dws-scudder.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


22 | How to Buy Shares

How to EXCHANGE or SELL Shares





 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET




                                            How to Sell or Exchange Shares  | 23

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


24 | How to Sell or Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                            How to Sell or Exchange Shares  | 25
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


26 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs


                                            Policies You Should Know About  | 27
           and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.



28 | Policies You Should Know About

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's



                                            Policies You Should Know About  | 29
           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")



30 | Policies You Should Know About

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on


                                            Policies You Should Know About  | 31
           customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.



32 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.


            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 33

           Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.


            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
            Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.





34 | Policies You Should Know About
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and


                                            Policies You Should Know About  | 35
           variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law



36 | Policies You Should Know About

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



                                            Policies You Should Know About  | 37

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

38 | Understanding Distributions and Taxes
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:




GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its year more than 50% of the fund's total assets are stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal


                                     Understanding Distributions and Taxes  | 39
           income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           Certain types of income received by the fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


40 | Understanding Distributions and Taxes

           Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



                                     Understanding Distributions and Taxes  | 41

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


42 | Appendix

DWS RREEF Global Real Estate Securities Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.26%              3.74%       $ 10,374.00        $   128.36
   2           10.25%        1.70%              7.16%       $ 10,716.34        $   179.27
   3           15.76%        1.70%             10.70%       $ 11,069.98        $   185.18
   4           21.55%        1.70%             14.35%       $ 11,435.29        $   191.29
   5           27.63%        1.70%             18.13%       $ 11,812.66        $   197.61
   6           34.01%        1.70%             22.02%       $ 12,202.47        $   204.13
   7           40.71%        1.70%             26.05%       $ 12,605.15        $   210.86
   8           47.75%        1.70%             30.21%       $ 13,021.12        $   217.82
   9           55.13%        1.70%             34.51%       $ 13,450.82        $   225.01
  10           62.89%        1.70%             38.95%       $ 13,894.70        $   232.44
  TOTAL                                                                        $ 1,971.91




                                                                  Appendix  | 43

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Advisor Funds        DWS RREEF Global Real Estate Securities Fund    811-04760







(05/01/08) 365-2
[RECYCLE GRAPHIC APPEARS HERE]
                                                 [DWS SCUDDER LOGO APPEARS HERE]

                                                          NY TAX FREE MONEY FUND
                                                               INVESTMENT CLASS
                                                                      PROSPECTUS


                                                                    May 1, 2008







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                    Deutsche Asset Management [DWS SCUDDER Logo]
                                             A Member of the Deutsche Bank Group

CONTENTS





  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 13      Financial Highlights
 14      Buying and Selling Fund
         Shares
 16      Policies You Should Know
         About
 28      Understanding Distributions
         and Taxes
 31      Appendix

                                Investment Class
  ticker symbol                 BNYXX
    fund number                 844

    NY TAX FREE MONEY FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's goal is to seek a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital.


            The fund seeks to achieve its goal by investing in high quality, short-term, tax exempt money market instruments. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and City personal income taxes.

            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule
            2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:


            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase



            - The fund buys short-term municipal obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;



                                                     NY Tax Free Money Fund  | 3

               - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.


            Principal investments


            The fund primarily invests in the following types of investments:


            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.


            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

4 | NY Tax Free Money Fund

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.


            - Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.


            Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes.

            The fund may invest up to 20% of its total assets in notes and bonds that are exempt from Federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund's criteria.


            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.


                                                     NY Tax Free Money Fund  | 5

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.


6 | NY Tax Free Money Fund

            CONCENTRATION RISK. Because of the fund's concentration in New York municipal securities, the fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The investment advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

            The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

            A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.


            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

            INTERMEDIARY RISK. The fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund. If a large intermediary redeemed it shares, the fund would have to sell a substantial amount of its holdings, possibly at a time and for a price it would not otherwise chose.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                                     NY Tax Free Money Fund  | 7

THE FUND'S PERFORMANCE HISTORY


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call
(800) 730-1313.


NY Tax Free Money Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Investment Class
[BARGRAPHIC APPEARS HERE]






 2.66      2.41      3.23      1.89      0.65      0.32      0.47      1.70      2.71     2.94
1998      1999      2000      2001      2002      2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF MARCH 31: 0.51%
For the periods included in the bar chart:
BEST QUARTER: 0.86%, Q4 2000               WORST QUARTER: 0.04%, Q3 2003




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





      1 YEAR           5 YEARS      10 YEARS
             2.94         1.62         1.89



Total returns would have been lower if operating expenses hadn't been reduced.

8 | NY Tax Free Money Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                    None

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
 Management Fee                                      0.12%
 Distribution/Service (12b-1) Fee                   None
 Other Expenses1                                     0.64
 TOTAL ANNUAL OPERATING EXPENSES                     0.76
 Less Fee Waiver/Expense
 Reimbursement2                                      0.01
 NET ANNUAL OPERATING EXPENSES2                      0.75




1   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



2   Through March 21, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.75%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




1 YEAR           3 YEARS      5 YEARS      10 YEARS
 $      77         $242         $421         $941




                                                     NY Tax Free Money Fund  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Fund's policy of investing at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes cannot be changed without shareholder approval.



           - As a temporary defensive measure, the fund could shift more than 20% of assets into high quality money market investments that are subject to Federal income tax. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. Temporary investments may be taxable.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

            A complete list of the fund's portfolio holdings is posted as of each month end on or after the 14th day of the following month on www.dws-scudder.com (the Web site does not form a part of this prospectus). This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund may also post on the Web site, on a more frequent basis, a percentage breakdown of the holdings of the fund by type of security. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



10 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                               FEE PAID
  NY Tax Free Money Fund                  0.12%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                         Who Manages and Oversees the Fund  | 11

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

           TRANSFER AGENT. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

           Besides setting up the account and processing your purchase and sale orders, these functions include:

           -  keeping accurate, up-to-date records for your individual account;

           - implementing any changes you wish to make in your account information;

           - processing your requests for cash dividends and distributions from the fund; and

           - answering your questions on the fund's investment performance or administration.

           DWS-SISC delegates certain of these functions to a third party.

           Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.


           The portfolio managers


           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.



12 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


NY Tax Free Money Fund - Investment Class




YEARS ENDED DECEMBER 31,             2007          2006          2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
------------------------------     -------       -------       -------       -------       -------
Income from investment
operations:
  Net investment income                .029          .027          .017          .005          .003
______________________________     ________      ________      ________      ________      ________
  Net realized and unrealized
  gain (loss) a                           -             -             -             -             -
------------------------------     --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           .029          .027          .017          .005          .003
______________________________     ________      ________      ________      ________      ________
Less distributions from:
  Net investment income             ( .029)       ( .027)       ( .017)       ( .005)       ( .003)
______________________________     ________      ________      ________      ________      ________
NET ASSET VALUE, END OF
PERIOD                             $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
------------------------------     --------      --------      --------      --------      --------
Total Return (%)b                     2.94          2.71          1.70           .47           .32
------------------------------     --------      --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                               78            55            90           110            89
______________________________     ________      ________      ________      ________      ________
Ratio of expenses before
expense reductions (%)                 .76           .98           .87           .88           .83
______________________________     ________      ________      ________      ________      ________
Ratio of expenses after
expense reductions (%)                 .75           .75           .75           .75           .75
______________________________     ________      ________      ________      ________      ________
Ratio of net investment
income (%)                            2.89          2.67          1.67           .49           .33
------------------------------     --------      --------      --------      --------      --------




a   Amount is less than $.0005 per share.


b   Total return would have been lower had certain expenses not been reduced.

                                                      Financial Highlights  | 13

BUYING and SELLING Fund Shares



           How to contact the Service Center



  BY PHONE:             (800) 730-1313
  FIRST INVESTMENT      Deutsche Asset Management
  BY MAIL:              c/o DWS Scudder
                        PO Box 219356
                        Kansas City, MO 64121-9356
  ADDITIONAL            Deutsche Asset Management
  INVESTMENTS BY        c/o DWS Scudder
  MAIL:                 PO Box 219154
                        Kansas City, MO 64121-9154
  BY EXPRESS            Deutsche Asset Management
  REGISTERED OR         c/o DWS Scudder
  CERTIFIED MAIL:       210 W. 10th Street
                        Kansas City, MO 64105-1614


           Investment minimum



  TO OPEN AN           $ 2,000
  ACCOUNT
  MINIMUM ACCOUNT      $   500
  BALANCE


           Accounts opened through a financial advisor may have different minimum investment amounts.

           Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


14 | Buying and Selling Fund Shares

           How to open your fund account


  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the Service Center.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the Service
                     Center. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the Service Center."
  WIRE:              Call the Service Center to set up a wire account.
  FUND NAME AND      Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.




           Please note that your account cannot become activated until we receive a completed account application.



           How to BUY and SELL shares

           MAIL:


           BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the Service Center."

           SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another Deutsche Asset Management fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.

           For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing" below.



                                            Buying and Selling Fund Shares  | 15

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.




  BANK NAME:       State Street Bank Boston
  ROUTING NO:      011000028
  ATTN:            DWS Scudder
  DDA NO:          99028102
  FBO:             (Account name) (Account number)
  CREDIT:          (Fund name, Fund number and, if applicable, class
                   name) (Refer to the start of "The Fund's Main
                   Investment Strategy" above for the fund number.)



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.

           For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing" below.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures



16 | Policies You Should Know About
           or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales



                                            Policies You Should Know About  | 17
           force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to



18 | Policies You Should Know About
           retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


                                            Policies You Should Know About  | 19

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.

           Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.



20 | Policies You Should Know About

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           To sell by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received earlier in the day will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.



                                            Policies You Should Know About  | 21

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance).

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.


           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.



22 | Policies You Should Know About

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


                                            Policies You Should Know About  | 23

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


            EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


24 | Policies You Should Know About

           Please note the following conditions:

           - The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

           - You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

           - If you are maintaining a taxable account, you may have to pay taxes on the exchange.

           - Your exchange must meet the minimum investment requirement for the fund being purchased.

           - The accounts between which you exchange must be the same share class.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another Deutsche Asset Management fund or DWS fund.



           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.



                                            Policies You Should Know About  | 25

           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for



26 | Policies You Should Know About
           normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-scudder.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law



                                            Policies You Should Know About  | 27

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax (AMT) and state and local income taxes. Exempt-interest dividends may be properly




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

28 | Understanding Distributions and Taxes
           designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.

           Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any exempt-interest dividend that is derived from interest on obligations of New York State and its political subdivisions, as well as obligations of Puerto Rico, the US Virgin Islands and Guam. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes.

           A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.

           On November 5, 2007, the US Supreme Court held oral arguments in an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the US Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the US Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid




                                     Understanding Distributions and Taxes  | 29
           by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The US Supreme Court is likely to issue a decision by the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the fund.


           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


30 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 31

NY Tax Free Money Fund - Investment Class




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.75%              4.25%       $ 10,425.00         $  76.59
   2           10.25%        0.76%              8.67%       $ 10,867.02         $  80.91
   3           15.76%        0.76%             13.28%       $ 11,327.78         $  84.34
   4           21.55%        0.76%             18.08%       $ 11,808.08         $  87.92
   5           27.63%        0.76%             23.09%       $ 12,308.74         $  91.64
   6           34.01%        0.76%             28.31%       $ 12,830.63         $  95.53
   7           40.71%        0.76%             33.75%       $ 13,374.65         $  99.58
   8           47.75%        0.76%             39.42%       $ 13,941.74         $ 103.80
   9           55.13%        0.76%             45.33%       $ 14,532.87         $ 108.20
  10           62.89%        0.76%             51.49%       $ 15,149.06         $ 112.79
  TOTAL                                                                         $ 941.30




32 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DEUTSCHE ASSET
MANAGEMENT                  SEC                     DISTRIBUTOR
------------------------    --------------------    -------------------------------
PO Box 219356               100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO 64121-      Washington, D.C.        222 South Riverside Plaza
9356                        20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM         WWW.SEC.GOV             (800) 621-1148
(800) 730-1313              (800) SEC-0330




SEC FILE NUMBER:
DWS Advisor Funds      NY Tax Free Money Fund      811-4760







(05/01/08) NYTFM-IV-1
[RECYCLE GRAPHIC APPEARS HERE]

                                                 [DWS SCUDDER LOGO APPEARS HERE]

PROSPECTUS


May 1, 2008



NY TAX FREE MONEY FUND

TAX-EXEMPT NEW YORK MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS





  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund
 13      Financial Highlights

HOW TO INVEST IN THE FUND
 15      Policies You Should Know
         About
 26      Understanding Distributions
         and Taxes
 29      Appendix

                                Tax-Exempt New York
                              Money Market Fund

  fund number                   266

    NY TAX FREE MONEY FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's goal is to seek a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital.


            The fund seeks to achieve its goal by investing in high quality, short-term, tax exempt money market instruments. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and City personal income taxes.

            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule
            2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:


            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase



            - The fund buys short-term municipal obligations that at the time of purchase:



                                                     NY Tax Free Money Fund  | 3

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

               - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.


            Principal investments


            The fund primarily invests in the following types of investments:


            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.


            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

4 | NY Tax Free Money Fund

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.


            - Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.


            Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes.

            The fund may invest up to 20% of its total assets in notes and bonds that are exempt from Federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund's criteria.


            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.


                                                     NY Tax Free Money Fund  | 5

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.


6 | NY Tax Free Money Fund

            CONCENTRATION RISK. Because of the fund's concentration in New York municipal securities, the fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The investment advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

            The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

            A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.


            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

            INTERMEDIARY RISK. The fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund. If a large intermediary redeemed it shares, the fund would have to sell a substantial amount of its holdings, possibly at a time and for a price it would not otherwise chose.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                                     NY Tax Free Money Fund  | 7

THE FUND'S PERFORMANCE HISTORY


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


Tax-Exempt New York Money Market Fund shares of the fund commenced operations on March 22, 2007 and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the fund's Investment Class shares, adjusted to reflect the estimated annual operating expenses of Tax-Exempt New York Money Market Fund shares.


Although the fund's Investment Class shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ to the extent that the classes have different fees and expenses.

Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call
(800) 231-8568.


NY Tax Free Money Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Tax-Exempt New York Money Market Fund
[BARGRAPHIC APPEARS HERE]






 2.44      2.19      3.02      1.68      0.44      0.11      0.26      1.48      2.50     2.76
1998      1999      2000      2001      2002      2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF MARCH 31: 0.46%
For the periods included in the bar chart:
BEST QUARTER: 0.80%, Q4 2000               WORST QUARTER: 0.01%, Q3 2003




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007





      1 YEAR           5 YEARS      10 YEARS
             2.76         1.42         1.68



Total returns would have been lower if operating expenses hadn't been reduced.

8 | NY Tax Free Money Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                             None

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
 Management Fee                               0.12%
 Distribution/Service (12b-1) Fee             0.50
 Other Expenses1                              0.29
 TOTAL ANNUAL OPERATING EXPENSES2             0.91




1   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



2   Through March 21, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest fees.


Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold you shares at the end of each period. This is only an example; actual expenses will be different.



1 YEAR           3 YEARS      5 YEARS      10 YEARS
 $      93         $290         $504       $1,120




                                                     NY Tax Free Money Fund  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Fund's policy of investing at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes cannot be changed without shareholder approval.



           - As a temporary defensive measure, the fund could shift more than 20% of assets into high quality money market investments that are subject to Federal income tax. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. Temporary investments may be taxable.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted as of each month end on or after the 14th day of the following month on www.dws-scudder.com (the Web site does not form a part of this prospectus). This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
           Commission for the period that includes the date as of which the posted information is current. The fund may also post on the Web site, on a more frequent basis, a percentage breakdown of the holdings of the fund by type of security. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



10 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                               FEE PAID
  NY Tax Free Money Fund                  0.12%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                         Who Manages and Oversees the Fund  | 11

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

           TRANSFER AGENT. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

           Besides setting up the account and processing your purchase and sale orders, these functions include:

           -  keeping accurate, up-to-date records for your individual account;

           - implementing any changes you wish to make in your account information;

           - processing your requests for cash dividends and distributions from the fund; and

           - answering your questions on the fund's investment performance or administration.

           DWS-SISC delegates certain of these functions to a third party.

           Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.


           The portfolio managers


           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.



12 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

NY Tax Free Money Fund - Tax-Exempt New York Money Market Fund




YEARS ENDED DECEMBER 31,                                                      2007A
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 1.00
-----------------------------------------------------------------------      ------
Income from investment operations:
  Net investment income                                                         .021
_______________________________________________________________________      _______
  Net realized and unrealized gain (loss) on investment transactions b             -
-----------------------------------------------------------------------      -------
  TOTAL FROM INVESTMENT OPERATIONS                                              .021
_______________________________________________________________________      _______
Less distributions from:
  Net investment income                                                      ( .021)
_______________________________________________________________________      _______
NET ASSET VALUE, END OF PERIOD                                               $ 1.00
-----------------------------------------------------------------------      -------
Total Return (%)                                                               2.16**
-----------------------------------------------------------------------      -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          112
_______________________________________________________________________      _______
Ratio of expenses (%)                                                           .91*
_______________________________________________________________________      _______
Ratio of net investment income (%)                                             2.71*
-----------------------------------------------------------------------      -------




a   For the period from March 22, 2007 (commencement of operations of
   Tax-Exempt New York Money Market Fund) to December 31,2007.

b   Amount is less than $.0005 per share.

*   Annualized

**   Not annualized


                                                      Financial Highlights  | 13

HOW TO INVEST IN THE FUND

The following pages describe the main POLICIES associated with buying and selling shares of the fund. There is also information on DIVIDENDS AND TAXES and other matters that may affect you as the shareholder.

Because the fund is available only through a FINANCIAL ADVISOR, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as



                                            Policies You Should Know About  | 15
           payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is



16 | Policies You Should Know About
           included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



           Rule 12b-1 Plan


           The fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual administrative services fee, payable monthly, of 0.50% of the fund's average daily net assets. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.



                                            Policies You Should Know About  | 17

           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


18 | Policies You Should Know About

           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.

           Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.



                                            Policies You Should Know About  | 19

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           To sell by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received earlier in the day will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan).

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $250. Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.



20 | Policies You Should Know About

           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed.


           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus,



                                            Policies You Should Know About  | 21
           subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
            Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


22 | Policies You Should Know About
           securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           YOUR FINANCIAL ADVISOR MAY SET ITS OWN MINIMUM INVESTMENTS, although those set by the fund are as follows:

           -  Minimum initial investment: $2,000

           -  Minimum additional investment: $100

           -  Minimum investment with an automatic investment plan: $50

           IF YOUR SHARES ARE REGISTERED DIRECTLY with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

           DWS Scudder Investments Service Company
           Attention: Transaction Processing

           P.O. Box 219151
           Kansas City, MO 64121

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.



           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



                                            Policies You Should Know About  | 23

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire



24 | Policies You Should Know About
           purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-scudder.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law



                                            Policies You Should Know About  | 25

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax (AMT) and state and local income taxes. Exempt-interest dividends may be properly




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

26 | Understanding Distributions and Taxes
           designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.

           Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any exempt-interest dividend that is derived from interest on obligations of New York State and its political subdivisions, as well as obligations of Puerto Rico, the US Virgin Islands and Guam. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes.

           A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.

           On November 5, 2007, the US Supreme Court held oral arguments in an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the US Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the US Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid




                                     Understanding Distributions and Taxes  | 27
           by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The US Supreme Court is likely to issue a decision by the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the fund.


           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


28 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 29

NY Tax Free Money Fund - Tax-Exempt New York Money Market Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.91%              4.09%       $ 10,409.00        $    92.86
   2           10.25%        0.91%              8.35%       $ 10,834.73        $    96.66
   3           15.76%        0.91%             12.78%       $ 11,277.87        $   100.61
   4           21.55%        0.91%             17.39%       $ 11,739.13        $   104.73
   5           27.63%        0.91%             22.19%       $ 12,219.26        $   109.01
   6           34.01%        0.91%             27.19%       $ 12,719.03        $   113.47
   7           40.71%        0.91%             32.39%       $ 13,239.24        $   118.11
   8           47.75%        0.91%             37.81%       $ 13,780.73        $   122.94
   9           55.13%        0.91%             43.44%       $ 14,344.36        $   127.97
  10           62.89%        0.91%             49.31%       $ 14,931.04        $   133.20
  TOTAL                                                                        $ 1,119.56




30 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219669            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9669               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Advisor Funds      NY Tax Free Money Fund      811-4760







(05/01/08) TENYMF-1
[RECYCLE GRAPHIC APPEARS HERE]

                                                 [DWS SCUDDER LOGO APPEARS HERE]

                                                  TAX FREE MONEY FUND INVESTMENT
                                                                      PROSPECTUS

                                                                    May 1, 2008





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                    Deutsche Asset Management [DWS SCUDDER Logo]
                                             A Member of the Deutsche Bank Group

CONTENTS





  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  7      The Fund's Performance
         History
  8      How Much Investors Pay
  9      Other Policies and Risks
 10      Who Manages and Oversees
         the Fund


 12      Financial Highlights
 13      Buying and Selling Fund
         Shares
 15      Policies You Should Know
         About
 27      Understanding Distributions
         and Taxes
 29      Appendix

  ticker symbol                         BTXXX
    fund number                         839

    TAX FREE MONEY FUND INVESTMENT




            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks a high level of current income exempt from Federal income taxes consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes.


            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule
            2a-7 under the Investment Company Act of 1940, as amended.


            The fund follows policies designed to maintain a stable share price:

            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase


            - The fund buys short-term municipal obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

               - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or



                                             Tax Free Money Fund Investment  | 3

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.



            Principal investments

            The fund primarily invests in the following types of investments:


            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.


            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

4 | Tax Free Money Fund Investment

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.



            - Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.


            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND


            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.


            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also


                                             Tax Free Money Fund Investment  | 5
            depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days
            (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



6 | Tax Free Money Fund Investment

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call
(800) 730-1313.


Tax Free Money Fund Investment

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[BARGRAPHIC APPEARS HERE]






 2.75      2.54      3.35      2.08      0.72      0.33      0.49      1.72      2.71      2.96
1998      1999      2000      2001      2002      2003      2004      2005      2006      2007







2008 TOTAL RETURN AS OF MARCH 31: 0.52%
For the periods included in the bar chart:
BEST QUARTER: 0.88%, Q4 2000               WORST QUARTER: 0.04%, Q3 2003



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007




      1 YEAR           5 YEARS      10 YEARS
             2.96         1.64         1.96



Total returns would have been lower if operating expenses hadn't been reduced.

                                             Tax Free Money Fund Investment  | 7

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                    None
______________________________________

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
______________________________________              _____
 Management Fee                                      0.15%
 Distribution/Service (12b-1) Fee                   None
 Other Expenses1                                     0.68
 TOTAL ANNUAL OPERATING EXPENSES2                    0.83



1   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


2   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.75%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest fees.

Based on the costs above this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




1 YEAR           3 YEARS      5 YEARS      10 YEARS
 $      85         $265         $460       $1,025




8 | Tax Free Money Fund Investment

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Fund's policy of investing at least 80% of its assets in investments the income from which is excluded from Federal income taxes cannot be changed without shareholder approval.



           - As a temporary defensive measure, the fund could shift more than 20% of assets in high quality money market investments that are subject to Federal income tax. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. Temporary investments may be taxable.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.


            A complete list of the fund's portfolio holdings is posted as of each month end on or after the 14th day of the following month on www.dws-scudder.com (the Web site does not form a part of this prospectus). This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund may also post on the Web site, on a more frequent basis, a percentage breakdown of the holdings of the fund by type of security. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



                                                   Other Policies and Risks  | 9

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.



FUND NAME                                       FEE PAID
  Tax Free Money Fund Investment                  0.15%




           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



10 | Who Manages and Oversees the Fund

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

           TRANSFER AGENT. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

           Besides setting up the account and processing your purchase and sale orders, these functions include:

           -  keeping accurate, up-to-date records for your individual account;

           - implementing any changes you wish to make in your account information;

           - processing your requests for cash dividends and distributions from the fund; and

           - answering your questions on the fund's investment performance or administration.

           DWS-SISC delegates certain of these functions to a third party.

           Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.


           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 11

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Tax Free Money Fund Investment



YEARS ENDED DECEMBER 31,             2007          2006          2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
------------------------------     -------       -------       -------       -------       -------
Income from investment
operations:
  Net investment income                .029          .027          .017          .005          .003
______________________________     ________      ________      ________      ________      ________
  Net realized and unrealized
  gain (loss) a                           -             -             -             -             -
------------------------------     --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           .029          .027          .017          .005          .003
______________________________     ________      ________      ________      ________      ________
Less distributions from:
  Net investment income             ( .029)       ( .027)       ( .017)       ( .005)       ( .003)
______________________________     ________      ________      ________      ________      ________
NET ASSET VALUE, END OF
PERIOD                             $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
------------------------------     --------      --------      --------      --------      --------
Total Return (%)b                     2.96          2.71          1.72           .49           .33
------------------------------     --------      --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------     --------
Net assets, end of period ($
millions)                              116           110           174           135           168
______________________________     ________      ________      ________      ________      ________
Ratio of expenses before
expense reductions (%)                 .83           .88           .82           .84           .80
______________________________     ________      ________      ________      ________      ________
Ratio of expenses after
expense reductions (%)                 .75           .75           .75           .75           .75
______________________________     ________      ________      ________      ________      ________
Ratio of net investment
income (%)                            2.92          2.61          1.73           .46           .32
------------------------------     --------      --------      --------      --------      --------




a   Amount is less than $.0005 per share.


b   Total return would have been lower had certain expenses not been reduced.

12 | Financial Highlights

BUYING and SELLING Fund Shares



           How to contact the Service Center




  BY PHONE:              (800) 730-1313
  FIRST INVESTMENT       Deutsche Asset Management
  BY MAIL:              c/o DWS Scudder
                        PO Box 219356
                        Kansas City, MO 64121-9356
  ADDITIONAL             Deutsche Asset Management
  INVESTMENTS BY        c/o DWS Scudder
  MAIL:                 PO Box 219154
                        Kansas City, MO 64121-9154
  BY EXPRESS             Deutsche Asset Management
  REGISTERED OR         c/o DWS Scudder
  CERTIFIED MAIL:       210 W. 10th Street
                        Kansas City, MO 64105-1614



Investment minimum




  TO OPEN AN           $ 2,000
  ACCOUNT
  MINIMUM ACCOUNT      $   500
  BALANCE



           Accounts opened through a financial advisor may have different minimum investment amounts.

           Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


                                            Buying and Selling Fund Shares  | 13

           How to open your fund account


  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the Service Center.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the Service
                     Center. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the Service Center."
  WIRE:               Call the Service Center to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.



           Please note that your account cannot become activated until we receive a completed account application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the Service Center."


           SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another Deutsche Asset Management fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.

           For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing" below.



14 | Buying and Selling Fund Shares

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.




  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           99028102
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (Refer to the start of "The Fund's Main
                   Investment Strategy" above for the fund number.)



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.

           For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing" below.



POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures


                                            Policies You Should Know About  | 15
           or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.



16 | Policies You Should Know About

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being


                                            Policies You Should Know About  | 17
           based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


18 | Policies You Should Know About

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           TELEPHONE TRANSACTIONS. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Service Center at (800) 730-1313 at a later date.

           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.

           Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions



                                            Policies You Should Know About  | 19
           from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           To sell by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received earlier in the day will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.



20 | Policies You Should Know About

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares).

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.

           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


                                            Policies You Should Know About  | 21

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


22 | Policies You Should Know About

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


            EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.


                                            Policies You Should Know About  | 23

           Please note the following conditions:

           - The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

           - You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

           - If you are maintaining a taxable account, you may have to pay taxes on the exchange.

           - Your exchange must meet the minimum investment requirement for the fund being purchased.

           - The accounts between which you exchange must be the same share class.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another Deutsche Asset Management fund or DWS fund.



           How the fund calculates share price


           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.



24 | Policies You Should Know About

           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for



                                            Policies You Should Know About  | 25
           normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-scudder.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


26 | Policies You Should Know About

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax (AMT) and state and local income taxes. Exempt-interest dividends may be properly




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 27
           designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.

           A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


28 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



                                                                  Appendix  | 29

Tax Free Money Fund Investment



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.83%              4.17%       $ 10,417.00        $    84.73
   2           10.25%        0.83%              8.51%       $ 10,851.39        $    88.26
   3           15.76%        0.83%             13.04%       $ 11,303.89        $    91.94
   4           21.55%        0.83%             17.75%       $ 11,775.26        $    95.78
   5           27.63%        0.83%             22.66%       $ 12,266.29        $    99.77
   6           34.01%        0.83%             27.78%       $ 12,777.80        $   103.93
   7           40.71%        0.83%             33.11%       $ 13,310.63        $   108.27
   8           47.75%        0.83%             38.66%       $ 13,865.68        $   112.78
   9           55.13%        0.83%             44.44%       $ 14,443.88        $   117.48
  10           62.89%        0.83%             50.46%       $ 15,046.19        $   122.38
  TOTAL                                                                        $ 1,025.32




30 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DEUTSCHE ASSET
MANAGEMENT                  SEC                     DISTRIBUTOR
------------------------    --------------------    -------------------------------
PO Box 219356               100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO 64121-      Washington, D.C.        222 South Riverside Plaza
9356                        20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM         WWW.SEC.GOV             (800) 621-1148
(800) 730-1313              (800) SEC-0330




SEC FILE NUMBER:
DWS Advisor Funds      Tax Free Money Fund Investment      811-4760








(05/01/08) TFMF-IV-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                 [DWS SCUDDER LOGO APPEARS HERE]

                                DWS ADVISOR FUNDS

                      DWS RREEF Real Estate Securities Fund
           Class A, Class B, Class C, Class R and Institutional Class








                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") dated May 1, 2008 for Class A, B, C, R and Institutional Class shares, as amended from time to time, for DWS RREEF Real Estate Securities Fund (the "Fund"), a series of DWS Advisor Funds (the "Trust"), copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders, dated December 31, 2007, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.


This Statement of Additional Information ("SAI") is incorporated by reference into the corresponding Prospectus of the Fund.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----



INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2
         Investment Techniques................................................3
         Portfolio Holdings..................................................11

MANAGEMENT OF THE FUND.......................................................12
         Investment Advisor..................................................12
         Compensation of Portfolio Managers..................................15

FUND SERVICE PROVIDERS.......................................................25
         Administrator.......................................................25
         Distributor.........................................................26
         Custodian...........................................................30
         Transfer Agent and Shareholder Service Agent........................30
         Independent Registered Public Accounting Firm.......................31
         Legal Counsel.......................................................31

PORTFOLIO TRANSACTIONS.......................................................32

PURCHASE AND REDEMPTION OF SHARES............................................36

DIVIDENDS....................................................................61

TAXES........................................................................62

NET ASSET VALUE..............................................................67

TRUSTEES AND OFFICERS........................................................68

TRUST ORGANIZATION...........................................................88

PROXY VOTING GUIDELINES......................................................90

FINANCIAL STATEMENTS.........................................................91

ADDITIONAL INFORMATION.......................................................91

APPENDIX.....................................................................92




                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund is a non-diversified series of an open-end management company which continuously offers and redeems shares at net asset value. A non-diversified fund can invest a greater portion of its assets in a given company. The Fund is a series of the type commonly known as a mutual fund.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interest therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(5) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and interpreted as modified by the regulatory authority having jurisdiction, from time to time.

(6) make loans, except as permitted by the 1940 Act, as amended, and interpreted as modified by the regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These nonfundamental policies represent the intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees without shareholder approval.

 As a matter of non-fundamental policy:

(a) The Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

(b) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) The Fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(d) The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e) The Fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more money than it invested.

(f) The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

(g) The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(h) As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The investment objective of the Fund is long-term capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. The Fund will measure the percentage at the time an investment is made. If market fluctuations or shareholder actions cause the Fund's investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.

The Fund will provide its shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy described above.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

General


This section explains the extent to which Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and RREEF America L.L.C., ("RREEF" or the "Subadvisor"), (for purposes of the Investment Policies and Techniques section, the Advisor and Subadvisor are referred to collectively as the "Advisor") can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectus.




The Fund offers the following classes of shares: Class A, Class B, Class C, Class R, Institutional Class and Class S. Each class has its own features and policies. Class S shares are offered in a separate Statement of Additional Information.

In general, within the restrictions outlined here and in the Fund's Prospectuses, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Advisor's intention that the Fund generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Fund, the Advisor may invest the assets of the Fund in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Fund's investment objective. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Since current income is part of the Fund's objective, a portion of the portfolio of the Fund may consist of debt securities.

So long as a sufficient number of acceptable securities are available, the Advisor intends to keep the Fund fully invested. However, under exceptional conditions, the Fund may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve its investment objective.

The Advisor may use stock index futures and options as a way to expose the Fund's cash assets to the market while maintaining liquidity. However, the Advisor may not leverage the Fund's portfolio, so there is no greater market risk to the Fund than if it purchases stocks.

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

REITS and Real Estate Companies. The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate companies. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.


Equity Equivalents. In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Advisor. The Fund's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered investment-grade obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Fund may invest in debt securities because the Fund has current income as a secondary investment objective. As a result, the Fund may invest in debt securities when the Advisor believes such securities represent an attractive investment for the Fund. It is intended that the Fund may invest in debt securities for income or as a defensive strategy when the Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 5% of its assets in "high-yield/high-risk" securities. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund.

The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objective.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund's shares.

Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in US dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible debt securities that comprise part of the Fund's fixed-income portfolio will be subject to the same limitations with respect to quality as those described above under "Debt Securities."


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.




Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Short Sales. The Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Derivative Securities. To the extent permitted by its investment objective and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index-structured securities. Index-structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative investments, including:

o The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Advisor anticipates.

o The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired.

o The risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment.

o        The risk that the other party will fail to perform its obligations.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other mutual funds, including those advised by the Advisor, if any, provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee than the Fund bears directly in connection with its own operations.

Repurchase Agreements. The Fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Fund.

A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act")) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss.

The Fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Fund's Board of Trustees or its designee.

The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.


Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.


When-Issued and Forward Commitment Agreements. The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Fund. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities. The Fund may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale ("Restricted Securities") or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for investment. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered Restricted Securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of that fund to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Fund is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly, and the Fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the Advisor will consider appropriate remedies to minimize the effect on the Fund's liquidity.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Euro Dollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures or other debt instruments; and
o        Repurchase agreements.

The Fund may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor, if any.

Futures and Options. To the extent permitted by its investment objectives and policies, the Fund may enter into futures contracts, options or options on futures contracts. Generally, futures transactions may be used to:

o Protect against a decline in market value of the Fund's securities (taking a short futures position);

o Protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully invested (taking a long futures position); and

o Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the Fund means the Fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The Advisor may engage in futures and options transactions based on securities indices that are consistent with the Fund's investment objectives. An example of an index that may be used is the S&P 500(R) Index. The managers also may engage in futures and options transactions based on specific securities, such as US Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a US government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Fund purchases or sells an equity security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the Fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income-producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the future, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks Related to Futures and Options Transactions. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Advisor utilizes a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Advisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Advisor would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options. Under the Commodity Exchange Act, the Fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Portfolio Holdings


In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information that may be distributed by the trading desks of DeAM a subadvisor or a sub-subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.




Registered investment companies that are subadvised by the Advisor or its affiliates may be subject to different portfolio holdings disclosure policies, and neither the Advisor or its affiliated nor Trustees exercise control over such policies. In addition, separate account clients of the Advisor or its affiliates have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by the Advisor and its affiliates and some of the separate accounts managed by the Advisor or its affiliates may substantially overlap with the portfolio holdings of the Fund.

The Advisor or its affiliates also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which the Fund's portfolio holdings information is made public, the Advisor and its affiliates have implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


DIMA, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by each Corporation's Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI'') merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Fund is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement


The Board of DWS Advisor Funds (the "Trust") and the shareholders have approved an amended and restated investment management agreement (the "Investment Management Agreement") between the Trust and DIMA. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies or as adopted by the Fund's Board of Trustees. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Trust, including a majority of the Board of Trustees who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.


The Board and shareholders have approved a subadvisor approval policy for the Fund (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.


The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Prior to July 1, 2006, the Fund paid DAMI the monthly fee equal to an annual rate of 0.650% of the first $100 million of the Fund's average daily net assets, 0.550% of the next $100 million of such net assets, 0.500% of the next $100 million of such net assets and 0.450% of such assets in excess of $300 million.

Effective July 1, 2006, for all services provided under the Investment Management Agreement, the Fund pays DIMA a fee equal to an annual rate of 0.565% of the first $100 million of the Fund's average daily net assets, 0.465% of the next $100 million of such net assets, 0.415% of the next $100 million of such net assets and 0.365% of such assets in excess of $300 million.


For the year ended December 31, 2005, the investment management fee aggregated $6,490,789, which was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets. For the year ended December 31, 2006, the investment management fee aggregated $7,045,424, which was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets. Prior to June 1, 2006, these fees included an administrative service fee. For the year ended December 31, 2007, the investment management fee aggregated $7,375,413, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.




In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Subadvisor. RREEF , located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, an affiliate of the Advisor, is the subadvisor for the Fund. RREEF serves as sub-advisor pursuant to the terms of a subadvisory agreement (the "Subadvisory Agreement") between it and the Advisor. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

The Subadvisory Agreement provides that RREEF will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Research and Advisory Agreement.


The Subadvisory Agreement shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon sixty days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Fund's shareholder report for the year ended December 31, 2007, will contain a discussion regarding the basis for the Board of Trustees' approval of the investment management agreement and the Subadvisory Agreement for the Fund.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                 Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                        Fund Shares Owned                      Fund Shares Owned
-------------------------                        -----------------                      -----------------
John F. Robertson                               $100,001 - $500,000                   $500,001 - $1,000,000
John W. Vojticek                                 $10,001 - $50,000                      $10,001 - $50,000
Asad Kazim                                          $1 - $10,000                        $10,001 - $50,000
Jerry W. Ehlinger                                   $1 - $10,000                       $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

John F. Robertson                          9             $3,656,511,236              0                    $0
John W. Vojticek                           9             $2,340,419,026              0                    $0
Asad Kazim                                 9             $2,340,419,026              0                    $0
Jerry W. Ehlinger                          9             $2,340,419,026              0                    $0


Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts        Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

John F. Robertson                         6                $506,273,633              4                 $232,537,345
John W. Vojticek                          6                $467,780,429              4                 $232,537,345
Asad Kazim                                6                $467,780,429              4                 $232,537,345
Jerry W. Ehlinger                         6                $467,780,429              4                 $232,537,345


Other Accounts Managed:

                                                                                   Number of
                                                                               Other Accounts        Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

John F. Robertson                        45              $4,171,262,666              8                 $569,569,628
John W. Vojticek                         45              $3,207,721,720              8                 $569,569,628
Asad Kazim                               45              $3,207,721,720              8                 $569,569,628
Jerry W. Ehlinger                        45              $3,207,721,720              8                 $569,569,628

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor and the subadvisor each has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts (see "Code of Ethics").

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor or the subadvisor including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor or the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor or the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and the subadvisor attempt to minimize these conflicts by aligning portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor and the subadvisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor and the subadvisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor and its affiliates have adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor and the subadvisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and the subadvisor are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.




Codes of Ethics

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

The Advisor and its affiliates (including the Fund's distributor, DWS Scudder Distributors, Inc. (the "Distributor")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                             FUND SERVICE PROVIDERS

Administrator


DIMA (or the "Administrator"), located at 345 Park Avenue, New York, New York 10154, also serves as the Fund's Administrator. The Fund has entered into an administrative services agreement with the Administrator (the "Administrative Services Agreement"), pursuant to which the Administrator provides most administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. Prior to July 1, 2006, the Fund did not have an administrative services agreement. Effective July 1, 2006, for services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee of 0.100% of the Fund's average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectus and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the period July 1, 2006 through December 31, 2006, DIMA received $939,026 as compensation for administrative services. For the year ended December 31, 2007, DIMA received $1,924,771, of which $121,744 was unpaid, as compensation for administrative services.




Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.


Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.




Distributor


Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement") and a separate Shareholder Services Agreement ("Services Agreement"), DWS-SDI., located at 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, B, C, R and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreements, including the payment of any commissions. DWS-SDI bears all of its expenses of providing services pursuant to the Services Agreement between DWS-SDI and the Fund, including the payment of service fees. The Fund pays the cost for the Prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG.

The Distribution Agreement will remain in effect from year to year only if their continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of their assignment and may be terminated for a class at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board of Trustees or (ii) a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreements or (iii) a "majority of the outstanding voting securities," as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning the continuation, amendment and termination of the Distribution Agreement are on a class-by-class basis.


Information and administrative services are provided to the Fund on behalf of Class A, Class B, Class C and Class R shareholders under the Services Agreement with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of Trustees for the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Service Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B, C and R shares of the Fund may be by a vote of (i) the majority of the Board of Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement or (ii) a "majority of the outstanding voting securities," (as defined under the 1940 Act) of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

The Services Agreement authorizes the Fund to pay DWS-SDI a services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class.

DWS-SDI pays all expenses of distribution of the Fund's Class A shares under the Distribution Agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A and Institutional shares, except as noted below. DWS-SDI receives compensation from the Fund as principal underwriter for Class B, Class C and Class R. The Fund pays DWS-SDI a services fee pursuant to a Rule 12b-1 Plan, computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class A shares, as set forth in the Services Agreement.

Rule 12b-1 Plans

The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan" or the "Plan") that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Because 12b-1 fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes, that Agreement is approved and reviewed separately for the Class B shares, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI is paid monthly a fee from Class B shares' net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 0.75%.

For its services under the Distribution Agreement, DWS-SDI is paid monthly a fee from Class C shares' net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year distribution fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by DWS-SDI or the Fund. DWS-SDI also receives any contingent deferred sales charges.

For its services under the Distribution Agreement, DWS-SDI is paid a monthly fee from Class R shares' net assets at the annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares.

Class A, Class B, Class C and Class R Shares

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B, C and R shareholders under the Services Agreement with DWS-SDI. DWS-SDI bears all of its expenses of providing services pursuant to the Services Agreement between DWS-SDI and the Fund, including the payment of service fees. The Fund pays DWS-SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B, C and R shares of the Fund. The Fund began offering Class A, B and C shares on September 3, 2002. The Fund began offering Class R shares on July 1, 2003.

DWS-SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A and R Shares, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares, commencing with the month after investment. With respect to Class B and Class C Shares, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus sub-account record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by DWS-SDI or the Fund. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the services fee payable to DWS-SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of the Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Fund paid in connection with the Rule 12b-1 Plan for each class of shares are set forth below for the most recent year for which information is available. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.





                                        12b-1 Compensation to Underwriter and
                                                Firms for the Fiscal Year Ended
                                                   December 31, 2007
                                                   -----------------


                                           12b-1          12b-1                  12b-1
                                        Distribution    Shareholder           Compensation
                                            Fees       Services Fees         Paid to Firms
                                            ----       -------------         -------------
DWS RREEF Real Estate     Class A                  $0      $1,868,376           $1,935,160
Securities Fund
                          Class B            $224,448         $63,665              $88,419
                          Class C            $730,814        $205,630             $836,492
                          Class R             $56,797         $17,941              $61,803



                                                            Other Expenses Paid by Underwriter for the
                                                                Fiscal Year Ended December 31, 2007
                                                                -----------------------------------

                                     Advertising, Sales,                       Marketing
                                     Literature and            Prospectus     and Sales     Postage and     Imputed
                                     Promotional Materials      Printing       Expenses      Mailing       Interest
                                     ---------------------      --------       --------      -------       --------

DWS RREEF Real Estate     Class A      $983,524                $56,764      $244,872      $157,102            $0
Securities Fund
                          Class B      $9,579                     $788        $1,069          $482       $31,850
                          Class C      $49,608                  $4,037        $5,074        $2,288            $0
                          Class R      $62,449                  $4,427        $9,127        $4,921            $0






DWS RREEF Real Estate Securities Fund

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

                                                              Aggregate
                                                             Commissions                                 Aggregate
                                              Aggregate         Paid to       Aggregate Commissions     Commissions
                              Fiscal Year        Sales       Unaffiliated             Paid             Retained by
Fund                           As of 12/31    Commissions        Firms        to Affiliated Firms         DWS-SDI
----                           -----------    -----------        -----        -------------------         -------

DWS RREEF Real Estate
Securities Fund                     2007        $46,000          $29,000                  $0                $13,000
                                    2006       $147,000          $66,000             $13,000                $68,000
                                    2005       $199,000         $108,000             $12,000                $79,000




Custodian

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent and Shareholder Service Agent


DWS Scudder Investments Service Company, an affiliate of the Advisor, is the Fund's transfer agent, dividend paying and shareholder services agent ("DWS-SISC" or the "Transfer Agent"). For the year ended December 31, 2007, Transfer Agent charges to Classes A, B, C, R and Institutional shares of the Fund by DWS-SISC aggregated $850,364, $53,775, $134,529 ($1,768 waived for Class C shares), $6,967 and $125,455 ($24,268 waived for Institutional Class shares), respectively. For the year ended December 31, 2006, Transfer Agent charges to the Fund by DWS-SISC aggregated $985,183, of which $826,956 was waived. For the year ended December 31, 2005, Transfer Agent charges to the Fund by DWS-SISC aggregated $541,477.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.





Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Prior to July 1, 2006 Investment Company Capital Corp. ("ICCC"), an affiliate of the Advisor and the Custodian, also provided certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC received an annual fee, calculated daily and paid monthly. For the period from January 1, 2006 through June 30, 2006, the amount charged the Fund by ICCC aggregated $66,578. For the year ended December 31, 2005, the amount charged the Fund by ICCC aggregated $149,765.


Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectuses and the Financial Statements of the Fund incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, MA 02110, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel for the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that sub-advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor, the sub-advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.





During the year ended December 31, 2005, the Fund paid aggregate brokerage commissions equal to $2,476,587. During the year ended December 31, 2006, the Fund paid aggregate brokerage commissions equal to $2,389,229. During the year ended December 31, 2007, the Fund paid aggregate brokerage commissions equal to $2,887,318.

                                                                   Percentage of
                                         Percentage of         Transactions Involving    Dollar Amount of Commissions
                                     Commissions Paid to        Commissions Paid to           Paid to Brokers for
Fund                                  Affiliated Brokers         Affiliated Brokers            Research Services
----                                  ------------------         ------------------            -----------------
DWS RREEF Real Estate Securities
Fund                                          0%                         0%                           0%

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2007, the Fund did not hold any securities of its regular brokers or dealers.


Portfolio Turnover

The Advisor will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the Fund's rate of portfolio turnover may be substantial.

The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund. In order to achieve the Fund's investment objectives, the Advisor may sell a given security, no matter how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the Advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on the anticipated contribution of the security in question to the Fund's objective, the Advisor believes that a consideration of the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve the investment objective of the Fund. As a result, the Fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objective. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the Fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the Fund, if any, because short-term capital gains are taxable as ordinary income.


For the years ended December 31, 2007 and December 31, 2006, the Fund's portfolio turnover rates were 81% and 60%, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution by the Fund will be reinvested in shares of the same class of the Fund if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including applicable sales charges) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, DWS-SISC, the Fund's transfer agent, or sub-transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Strategic," "Tactical" or "all other funds"-taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Scudder's branding and long-term strategy.
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.





QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.





Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt by the Transfer Agent of the application in good order. The net asset value of shares of the Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectuses.

The Fund may waive any minimum for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS Scudder Distributors, Inc. may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of the Fund sold.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

              Compensation Schedule #1:                      Compensation Schedule #2:
      Retail Sales and DWS Scudder Flex Plan(1)           DWS Scudder Retirement Plans(2)
      -----------------------------------------           -------------------------------
                                         As a                                    As a
Amount of                           Percentage of         Amount of        Percentage of Net
Shares Sold                        Net Asset Value       Shares Sold          Asset Value
-----------                        ---------------       -----------          -----------
$1 million to $3 million                1.00%          Over $3 million       0.00% - 0.50%

Over $3 million to $50 million          0.50%                 --                    --

Over $50 million                        0.25%                 --                    --

                    Compensation Schedule #3:
                   DWS Scudder Choice Plan(3)
                   --------------------------
Amount of                             As a Percentage of Net
Shares Sold                                 Asset Value
-----------                                 -----------

All amounts                                    1.00%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial at the rate 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------
Less than $50,000                                   5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                      4.50                  4.71                  4.00
$100,000 but less than $250,000                     3.50                  3.63                  3.00
$250,000 but less than $500,000                     2.60                  2.67                  2.25
$500,000 but less than $1 million                   2.00                  2.04                  1.75
$1 million and over                                  .00**                 .00***              ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family members (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.





Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and SAI. Class B shares automatically convert to Class A shares after six years.




Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and this SAI.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the transfer agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their brokers, service organization or designated intermediary. The broker or intermediary may charge an investor a transaction fee.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.


Purchase of Class R Shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder servicing fee). Investors may invest in Class R shares through certain retirement and other plans. Employer-sponsored retirement plans include: all Section 401(a) and 487 Plans, certain Section 403(b)(7) plans; 401(k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.


You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the Fund:

o        All section 401(a) and 457 plans

o        Certain section 403(b)(7) plans

o 401(k), profit sharing, money purchase pension and defined benefit plans

o        Non-qualified deferred compensation plans

The Fund's transfer agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.


Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With Direct Deposit, investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B, C, or R shares there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment requirement for Institutional Class Shares.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Fund. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption Fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to a CDSC, may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund or its agent on written notice, and will be terminated when all shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

The purchase of Class A and Class C shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.




In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


The Fund reserves the right to redeem all of its shares, if the Fund's Board of Trustees votes to liquidate and terminate the Fund.


Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.




Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income annually.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B, Class C and Class R Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B, Class C and Class R Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Distributions will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.


Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.


Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.


Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.


Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2010. A portion of the proceeds from the disposition of certain real property assets held for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by the Fund will be taxable to shareholders at a 25% rate.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (4) if the dividend is a substitute payment with respect to a security lent out by the Fund, or (5) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities. Dividends received by the Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.


In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. If the aggregate dividends received by the Fund during any taxable year are less than 95% of the Fund's dividends (excluding net long-term capital gain over net short-term capital loss), that portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Dividends Received Deduction. If dividends received from domestic corporations other than REITs constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend. Income from REITs is not eligible for the dividends-received deduction.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes;
(3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the value of the Fund's total assets consist of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income, and may be entitled to take the credits or deductions for such foreign taxes.


Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.


Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Federal Income Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.


Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.


A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.




                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, if applicable, on the value date obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Fund or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund . Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held nine (9) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                      Aggregate Compensation         Total Compensation
                                       from DWS RREEF Real             from Fund and
  Name of Board Member                Estate Securities Fund         DWS Fund Complex(1)
  --------------------                ----------------------         -------------------
  John W. Ballantine                              $0                       $215,000
  Henry P. Becton, Jr.(2)                     $4,694                       $200,000
  Dawn-Marie Driscoll(2)(3)                   $5,889                       $253,000
  Keith R. Fox(2)                             $4,730                       $203,000
  Paul K. Freeman(4)                              $0                       $265,000
  Kenneth C. Froewiss(2)                      $4,659                       $200,000
  Richard J. Herring(2)                       $4,526                       $195,000
  William McClayton(5)                            $0                       $205,000
  Rebecca W. Rimel(2)                         $4,409                       $194,000
  William N. Searcy, Jr.(2)                   $4,659                       $200,000
  Jean Gleason Stromberg(2)                   $4,390                       $189,000
  Robert H. Wadsworth                             $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership        Ownership in all Funds Overseen by
                                        in DWS RREEF Real Estate                        Board Member
Board Member                                   Securities Fund               in the DWS Fund Complex(1)
------------                                   ---------------               --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                   None                              Over $100,000
Henry P. Becton, Jr.                                 None                              Over $100,000
Dawn-Marie Driscoll                                  None                              Over $100,000
Keith R. Fox                                         None                              Over $100,000
Paul K. Freeman                                      None                              Over $100,000
Kenneth C. Froewiss                                  None                              Over $100,000
Richard J. Herring                                   None                              Over $100,000
William McClayton                                    None                              Over $100,000
Rebecca W. Rimel                              $50,001 - $100,000                       Over $100,000
William N. Searcy, Jr.                               None                              Over $100,000
Jean Gleason Stromberg                               None                              Over $100,000
Robert H. Wadsworth                                  None                              Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                              Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                       None
Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Paul K. Freeman                                          None
Kenneth C. Froewiss                                      None
Richard J. Herring                                       None
William McClayton                                        None
Rebecca W. Rimel                                         None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Robert H. Wadsworth                                      None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS RREEF Real Estate Securities Fund


Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MORGAN STANLEY & CO.                                         3,270,402.69                   10.4% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

HARTFORD LIFE INSURANCE COMPANY                              2,134,939.62                   6.79% of Class A
ATTN UIT OPERATIONS
HARTFORD CT  06104-2999

CITIGROUP GLOBAL MARKETS INC                                   86,553.42                    9.43% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                 57,532.39                    6.27% of Class B
ITS CUSTOMERS
ATTN FUND ADM (9H061)
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                                251,102.63                    9.64% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL  32246

CITIGROUP GLOBAL MARKETS INC                                  157,452.19                    6.04% of Class C
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                          153,278.10                    5.88% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

HARTFORD LIFE INSURANCE                                       466,667.45                    58.11% of Class R
COMPANY SEPARATE ACCOUNT
HARTFORD CT  06104-2999

JOHN HANCOCK LIFE INSURANCE                                  12,367,075.80                  86.79% of Class S
COMPANY (USA)
RPS SEG FUNDS & ACCOUNTING ET-7
BOSTON MA  02210-2804

MLPF&S FOR THE SOLE BENEFIT OF                               6,420,514.98             27.21% of Institutional Class
ITS CUSTOMERS
ATTN FUND ADM (9LBY5)
JACKSONVILLE FL  32246-6484

CHARLES SCHWAB & CO INC                                      3,327,795.59             14.1% of Institutional Class
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

DWS TRUST COMPANY TTEE                                       3,014,637.88             12.78% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH  03079-1143

NATIONAL FINANCIAL SERVICES CORP                             2,865,403.93             12.14% of Institutional Class
FOR THE EXCLUSIVE BENEFIT OF OUR
NEW YORK NY  10281-1003

NATIONWIDE TRUST CO                                          1,207,410.30             5.12% of Institutional Class
FBO BOMBARDIER 401K SAVINGS PLAN
AUSTIN TX  78701-4255





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                               TRUST ORGANIZATION



The Fund is a series of DWS Advisor Funds (the "Trust"). The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts. The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006. The Declaration of Trust authorizes the Board of Trustees to create a separate investment series or portfolios of shares. Prior to July 10, 2006, the Fund (then, the "RREEF Real Estate Securities predecessor Fund") was a series of DWS RREEF Securities Trust, a Delaware business trust. On July 10, 2006, in a reorganization, the RREEF Real Estate Securities Predecessor Fund transferred all its assets and liabilities from DWS RREEF Securities Trust into a new series of the Trust.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


As of the hereof, the Trustees have established six classes of shares:
Institutional class shares, Class A shares, Class B shares, Class C shares, Class R shares and Class S shares.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The Fund's financial statements for the year ended December 31, 2007, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the DWS RREEF Real Estate Securities Fund dated December 31, 2007 are incorporated herein by reference and are hereby deemed to be a part of this SAI.


                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS RREEF Real Estate Securities Fund are:


Class A:                23339E 491
Class B:                23339E 483
Class C:                23339E 475
Institutional Class:    23339E 442
Class R:                23339E 467


The Fund has a fiscal year ending December 31.

Many of the changes in the Fund's investment portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Class A, B, C, R and Institutional Class shares Prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 (the "1933 Act") and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Trust has filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                DWS ADVISOR FUNDS

                      DWS RREEF Real Estate Securities Fund
                                     Class S








                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") dated May 1, 2008 for Class S shares, as amended from time to time, for DWS RREEF Real Estate Securities Fund (the "Fund"), a series of DWS Advisor Funds (the "Trust"), copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders, dated December 31, 2007, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.


This Statement of Additional Information ("SAI") is incorporated by reference into the Prospectus.



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT POLICIES AND TECHNIQUES..........................................2
         Investment Techniques..............................................3
         Portfolio Holdings................................................11

MANAGEMENT OF THE FUND.....................................................12
         Investment Advisor................................................12
         Compensation of Portfolio Managers................................15

FUND SERVICE PROVIDERS.....................................................25
         Administrator.....................................................25
         Distributor.......................................................26
         Custodian.........................................................26
         Transfer Agent and Shareholder Service Agent......................27
         Independent Registered Public Accounting Firm.....................28
         Legal Counsel.....................................................28

PORTFOLIO TRANSACTIONS.....................................................28

PURCHASE AND REDEMPTION OF SHARES..........................................33

DIVIDENDS..................................................................50

TAXES......................................................................51

NET ASSET VALUE............................................................56

TRUSTEES AND OFFICERS......................................................57

TRUST ORGANIZATION.........................................................77

PROXY VOTING GUIDELINES....................................................78

FINANCIAL STATEMENTS.......................................................80

ADDITIONAL INFORMATION.....................................................80

APPENDIX...................................................................81


                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective can be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund is a non-diversified series of an open-end management company which continuously offers and redeems shares at net asset value. A non-diversified fund can invest a greater portion of its assets in a given company. The Fund is a series of the type commonly known as a mutual fund.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interest therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(5) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and interpreted as modified by the regulatory authority having jurisdiction, from time to time.

(6) make loans, except as permitted by the 1940 Act, as amended, and interpreted as modified by the regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Fund.

The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These non-fundamental policies represent the intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees without shareholder approval.

As a matter of non-fundamental policy:

(a) The Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

(b) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) The Fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(d) The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e) The Fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more money than it invested.

(f) The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

(g) The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(h) As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The investment objective of the Fund is long-term capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. The Fund will measure the percentage at the time an investment is made. If market fluctuations or shareholder actions cause the Fund's investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.

The Fund will provide its shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy described above.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

General


This section explains the extent to which Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor") and RREEF America L.L.C. ("RREEF" or the "Subadvisor"), (for purposes of the Investment Policies and Techniques section the Advisor and Subadvisor are referred to collectively as the "Advisor") can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectus.




The Fund offers the following classes of shares: Class A, Class B, Class C, Class R, Class S and Institutional Class. Each class has its own features and policies. Class A, B, C, R and Institutional Class shares are offered in a separate Statement of Additional Information.

In general, within the restrictions outlined here and in the Fund's Prospectus, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Advisor's intention that the Fund generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Fund, the Advisor may invest the assets of the Fund in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Fund's investment objective. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Since current income is part of the Fund's objective, a portion of the portfolio of the Fund may consist of debt securities.

So long as a sufficient number of acceptable securities are available, the Advisor intends to keep the Fund fully invested. However, under exceptional conditions, the Fund may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve its investment objective.

The Advisor may use stock index futures and options as a way to expose the Fund's cash assets to the market while maintaining liquidity. However, the Advisor may not leverage the Fund's portfolio, so there is no greater market risk to the Fund than if it purchases stocks.

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

REITS and Real Estate Companies. The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate companies. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.




Equity Equivalents. In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Advisor. The Fund's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered investment-grade obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Fund may invest in debt securities because the Fund has current income as a secondary investment objective. As a result, the Fund may invest in debt securities when the Advisor believes such securities represent an attractive investment for the Fund. It is intended that the Fund may invest in debt securities for income or as a defensive strategy when the Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 5% of its assets in "high-yield/high-risk" securities. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund.

The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objective.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund's shares.

Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in US dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible debt securities that comprise part of the Fund's fixed-income portfolio will be subject to the same limitations with respect to quality as those described above under "Debt Securities."


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.




Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Short Sales. The Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Derivative Securities. To the extent permitted by its investment objective and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index-structured securities. Index-structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative investments, including:

o The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Advisor anticipates.

o The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired.

o The risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment.

o        The risk that the other party will fail to perform its obligations.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other mutual funds, including those advised by the Advisor, if any, provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee than the Fund bears directly in connection with its own operations.

Repurchase Agreements. The Fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Fund.

A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act")) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss.

The Fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Fund's Board of Trustees or its designee.

The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.


Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.


When-Issued and Forward Commitment Agreements. The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Fund. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities. The Fund may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale ("Restricted Securities") or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for investment. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered Restricted Securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of that fund to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Fund is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly, and the Fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the Advisor will consider appropriate remedies to minimize the effect on the Fund's liquidity.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Euro Dollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures or other debt instruments; and
o        Repurchase agreements.

The Fund may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor, if any.

Futures and Options. To the extent permitted by its investment objectives and policies, the Fund may enter into futures contracts, options or options on futures contracts. Generally, futures transactions may be used to:

o Protect against a decline in market value of the Fund's securities (taking a short futures position);

o Protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully invested (taking a long futures position); and

o Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.


For example, the sale of a future by the Fund means the Fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The Advisor may engage in futures and options transactions based on securities indices that are consistent with the Fund's investment objectives. An example of an index that may be used is the S&P 500(R) Index. The managers also may engage in futures and options transactions based on specific securities, such as US Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a US government agency.


Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Fund purchases or sells an equity security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the Fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income-producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the future, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks Related to Futures and Options Transactions. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Advisor utilizes a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Advisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Advisor would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options. Under the Commodity Exchange Act, the Fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Portfolio Holdings


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees/Directors.

Portfolio holdings information that may be distributed by the trading desks of DeAM a subadvisor or a sub-subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.




Registered investment companies that are subadvised by the Advisor or its affiliates may be subject to different portfolio holdings disclosure policies, and neither the Advisor or its affiliated nor Trustees exercise control over such policies. In addition, separate account clients of the Advisor or its affiliates have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by the Advisor and its affiliates and some of the separate accounts managed by the Advisor or its affiliates may substantially overlap with the portfolio holdings of the Fund.

The Advisor or its affiliates also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which the Fund's portfolio holdings information is made public, the Advisor and its affiliates have implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


DIMA, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by each Corporation's Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI'') merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Fund is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement


The Board of DWS Advisor Funds (the "Trust") and the shareholders have approved an amended and restated investment management agreement (the "Investment Management Agreement") between the Trust and DIMA. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies or as adopted by the Fund's Board of Trustees. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Trustees, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.


The Board and shareholders have approved a subadvisor approval policy for the Fund (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.


The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Prior to July 1, 2006, the Fund paid DAMI the monthly fee equal to an annual rate of 0.650% of the first $100 million of the Fund's average daily net assets, 0.550% of the next $100 million of such net assets, 0.500% of the next $100 million of such net assets and 0.450% of such assets in excess of $300 million.

Effective July 1, 2006, for all services provided under the Investment Management Agreement, the Fund pays DIMA a fee equal to an annual rate of 0.565% of the first $100 million of the Fund's average daily net assets, 0.465% of the next $100 million of such net assets, 0.415% of the next $100 million of such net assets and 0.365% of such assets in excess of $300 million.


For the year ended December 31, 2005, the investment management fee aggregated $6,490,789, which was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets. For the year ended December 31, 2006, the investment management fee aggregated $7,045,424, which was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets. Prior to June 1, 2006, these fees included an administrative service fee. For the year ended December 31, 2007, the investment management fee aggregated $7,375,413, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.




In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Subadvisor. RREEF, located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, an affiliate of the Advisor, is the subadvisor for the Fund. RREEF serves as sub-advisor pursuant to the terms of a subadvisory agreement (the "Subadvisory Agreement") between it and the Advisor. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

The Subadvisory Agreement provides that RREEF will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Research and Advisory Agreement.


The Subadvisory Agreement shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon sixty days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Fund's shareholder report for the year ended December 31, 2007, will contain a discussion regarding the basis for the Board of Trustees' approval of the investment management agreement and the Subadvisory Agreement for the Fund.


Compensation of Portfolio Managers


Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                 Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                        Fund Shares Owned                      Fund Shares Owned
-------------------------                        -----------------                      -----------------
John F. Robertson                               $100,001 - $500,000                   $500,001 - $1,000,000
John W. Vojticek                                 $10,001 - $50,000                      $10,001 - $50,000
Asad Kazim                                          $1 - $10,000                        $10,001 - $50,000
Jerry W. Ehlinger                                   $1 - $10,000                       $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

John F. Robertson                          9             $3,656,511,236              0                    $0
John W. Vojticek                           9             $2,340,419,026              0                    $0
Asad Kazim                                 9             $2,340,419,026              0                    $0
Jerry W. Ehlinger                          9             $2,340,419,026              0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

John F. Robertson                         6                $506,273,633              4                 $232,537,345
John W. Vojticek                          6                $467,780,429              4                 $232,537,345
Asad Kazim                                6                $467,780,429              4                 $232,537,345
Jerry W. Ehlinger                         6                $467,780,429              4                 $232,537,345

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

John F. Robertson                        45              $4,171,262,666              8                 $569,569,628
John W. Vojticek                         45              $3,207,721,720              8                 $569,569,628
Asad Kazim                               45              $3,207,721,720              8                 $569,569,628
Jerry W. Ehlinger                        45              $3,207,721,720              8                 $569,569,628

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor and the subadvisor each has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts (see "Code of Ethics").

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor or the subadvisor including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor or the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor or the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor or the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor or the subadvisor attempt to minimize these conflicts by aligning portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor and the subadvisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and the subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor and the subadvisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor and its affiliates have adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor and the subadvisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and the subadvisor are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.




Codes of Ethics

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

The Advisor and its affiliates (including the Fund's distributor, DWS Scudder Distributors, Inc. (the "Distributor")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                             FUND SERVICE PROVIDERS

Administrator


DIMA (or the "Administrator"), located at 345 Park Avenue, New York, New York 10154, also serves as the Fund's Administrator. The Fund has entered into an administrative services agreement with the Administrator (the "Administrative Services Agreement"), pursuant to which the Administrator provides most administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. Prior to July 1, 2006, the Fund did not have an administrative services agreement. Effective July 1, 2006, for services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee of 0.100% of the Fund's average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectus and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the period July 1, 2006 through December 31, 2006, DIMA received $939,026 as compensation for administrative services. For the year ended December 31, 2007, DIMA received $1,924,771, of which $121,744 was unpaid, as compensation for administrative services.




Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.


Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.




Distributor


The Trust, on behalf of the Fund, has entered into an Underwriting and Distribution Services Agreement (the "Distribution Agreement") pursuant to which DWS-SDI, located at 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor", as agent, serves as principal underwriter for the continuous offering of shares of the Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares.


Under the Distribution Agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and Prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for Class S shares, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Custodian

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent and Shareholder Service Agent


DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), an affiliate of the Advisor, is the Fund's transfer agent, dividend paying and shareholder services agent. For the year ended December 31, 2007, Transfer Agent charges to Class S shares of the Fund by DWS-SISC aggregated $32,247 of which $7,286 was unpaid. For the year ended December 31, 2006, Transfer Agent charges to the Fund by DWS-SISC aggregated $985,183, of which $826,956 was waived. For the year ended December 31, 2005, Transfer Agent charges to the Fund by DWS-SISC aggregated $541,477.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.





Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.





Prior to July 1, 2006 Investment Company Capital Corp. ("ICCC"), an affiliate of the Advisor and the Custodian, also provided certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC received an annual fee, calculated daily and paid monthly. For the period from January 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC aggregated $66,578. For the year ended December 31, 2005, the amount charged to the Fund by ICCC aggregated $149,765.


Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectuses and the Financial Statements of the Fund incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP independent registered public accounting firm, 125 High Street, Boston, MA 02110, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel for the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that sub-advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor, the sub-advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.





During the year ended December 31, 2005, the Fund paid aggregate brokerage commissions equal to $2,476,587. During the year ended December 31, 2006, the Fund paid aggregate brokerage commissions equal to $2,389,229. During the year ended December 31, 2007, the Fund paid aggregate brokerage commissions equal to $2,887,318.

                                                                   Percentage of
                                         Percentage of         Transactions Involving    Dollar Amount of Commissions
                                     Commissions Paid to        Commissions Paid to           Paid to Brokers for
Fund                                  Affiliated Brokers         Affiliated Brokers            Research Services
----                                  ------------------         ------------------            -----------------
DWS RREEF Real Estate Securities
Fund                                          0%                         0%                           0%

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent year. As of December 31, 2007, the Fund did not hold any securities of its regular brokers or dealers.


Portfolio Turnover

The Advisor will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the Fund's rate of portfolio turnover may be substantial.

The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund. In order to achieve the Fund's investment objectives, the Advisor may sell a given security, no matter how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the Advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on the anticipated contribution of the security in question to the Fund's objective, the Advisor believes that a consideration of the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve the investment objective of the Fund. As a result, the Fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objective. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the Fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the Fund, if any, because short-term capital gains are taxable as ordinary income.


For the years ended December 31, 2007 and December 31, 2006, the Fund's portfolio turnover rates were 81% and 60%, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution by the Fund will be reinvested in shares of the same class of the Fund if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including applicable sales charges) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.





Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Strategic," "Tactical" or "all other funds"-taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Scudder's branding and long-term strategy.
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.





QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.




Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt by the Transfer Agent of the application in good order. The net asset value of shares of the Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800) 728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.



Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectus.

The Fund may waive any minimum for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.


Eligible Class S Investors

A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS-SDI, the Fund's principal underwriter; or
          (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

          3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

          3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

          4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.





Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.





Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.




It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption Fee. The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

General. Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using the Automatic Withdrawal Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

The Fund reserves the right to redeem all of its shares, if the Fund's Board of Trustees votes to liquidate and terminate the Fund.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.




Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income annually.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Distributions will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, or of two or more issuers of which 20% or more of the voting stock is held by the Fund and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.


Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.


Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2010. A portion of the proceeds from the disposition of certain real property assets held for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by the Fund will be taxable to shareholders at a 25% rate.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (4) if the dividend is a substitute payment with respect to a security lent out, or (5) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities. Dividends received by the Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.


In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. If the aggregate dividends received by the Fund during any taxable year are less than 95% of the Fund's dividends (excluding net long-term capital gain over net short-term capital loss), that portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Dividends Received Deduction. If dividends from domestic corporations other than REITs constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend. Income from REITs is not eligible for the dividends-received deduction.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes;
(3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the value of the Fund's total assets consist of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income, and may be entitled to take the credits or deductions for such foreign taxes.


Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.


Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Federal Income Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.


Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.


A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.





                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, if applicable, on the value date obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held nine (9) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                      Aggregate Compensation         Total Compensation
                                       from DWS RREEF Real             from Fund and
  Name of Board Member                Estate Securities Fund         DWS Fund Complex(1)
  --------------------                ----------------------         -------------------
  John W. Ballantine                             $0                        $215,000
  Henry P. Becton, Jr.(2)                    $4,694                        $200,000
  Dawn-Marie Driscoll(2)(3)                  $5,889                        $253,000
  Keith R. Fox(2)                            $4,730                        $203,000
  Paul K. Freeman(4)                             $0                        $265,000
  Kenneth C. Froewiss(2)                     $4,659                        $200,000
  Richard J. Herring(2)                      $4,526                        $195,000
  William McClayton(5)                           $0                        $205,000
  Rebecca W. Rimel(2)                        $4,409                        $194,000
  William N. Searcy, Jr.(2)                  $4,659                        $200,000
  Jean Gleason Stromberg(2)                  $4,390                        $189,000
  Robert H. Wadsworth                            $0                        $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership        Ownership in all Funds Overseen by
                                          in DWS RREEF Real Estate                  Board Member
Board Member                                   Securities Fund               in the DWS Fund Complex(1)
------------                                   ---------------               --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                   None                              Over $100,000
Henry P. Becton, Jr.                                 None                              Over $100,000
Dawn-Marie Driscoll                                  None                              Over $100,000
Keith R. Fox                                         None                              Over $100,000
Paul K. Freeman                                      None                              Over $100,000
Kenneth C. Froewiss                                  None                              Over $100,000
Richard J. Herring                                   None                              Over $100,000
William McClayton                                    None                              Over $100,000
Rebecca W. Rimel                              $50,001 - $100,000                       Over $100,000
William N. Searcy, Jr.                               None                              Over $100,000
Jean Gleason Stromberg                               None                              Over $100,000
Robert H. Wadsworth                                  None                              Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                              Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                  None
Henry P. Becton, Jr.                                None
Dawn-Marie Driscoll                                 None
Keith R. Fox                                        None
Paul K. Freeman                                     None
Kenneth C. Froewiss                                 None
Richard J. Herring                                  None
William McClayton                                   None
Rebecca W. Rimel                                    None
William N. Searcy, Jr.                              None
Jean Gleason Stromberg                              None
Robert H. Wadsworth                                 None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS RREEF Real Estate Securities Fund


Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MORGAN STANLEY & CO.                                         3,270,402.69                   10.4% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

HARTFORD LIFE INSURANCE COMPANY                              2,134,939.62                   6.79% of Class A
ATTN UIT OPERATIONS
HARTFORD CT  06104-2999

CITIGROUP GLOBAL MARKETS INC                                   86,553.42                    9.43% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                 57,532.39                    6.27% of Class B
ITS CUSTOMERS
ATTN FUND ADM (9H061)
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                                251,102.63                    9.64% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL  32246

CITIGROUP GLOBAL MARKETS INC                                  157,452.19                    6.04% of Class C
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                          153,278.10                    5.88% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

HARTFORD LIFE INSURANCE                                       466,667.45                    58.11% of Class R
COMPANY SEPARATE ACCOUNT
HARTFORD CT  06104-2999

JOHN HANCOCK LIFE INSURANCE                                  12,367,075.80                  86.79% of Class S
COMPANY (USA)
RPS SEG FUNDS & ACCOUNTING ET-7
BOSTON MA  02210-2804

MLPF&S FOR THE SOLE BENEFIT OF                               6,420,514.98             27.21% of Institutional Class
ITS CUSTOMERS
ATTN FUND ADM (9LBY5)
JACKSONVILLE FL  32246-6484

CHARLES SCHWAB & CO INC                                      3,327,795.59             14.1% of Institutional Class
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

DWS TRUST COMPANY TTEE                                       3,014,637.88             12.78% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH  03079-1143

NATIONAL FINANCIAL SERVICES CORP                             2,865,403.93             12.14% of Institutional Class
FOR THE EXCLUSIVE BENEFIT OF OUR
NEW YORK NY  10281-1003

NATIONWIDE TRUST CO                                          1,207,410.30             5.12% of Institutional Class
FBO BOMBARDIER 401K SAVINGS PLAN
AUSTIN TX  78701-4255





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                               TRUST ORGANIZATION

The Fund is a series of DWS Advisor Funds (the "Trust"). The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts. The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006. The Declaration of Trust authorizes the Board of Trustees to create a separate investment series or portfolios of shares. Prior to July 10, 2006, the Fund (then, the "RREEF Real Estate Securities predecessor Fund") was a series of DWS RREEF Securities Trust, a Delaware business trust. On July 10, 2006, in a reorganization, the RREEF Real Estate Securities Predecessor Fund transferred all its assets and liabilities from DWS RREEF Securities Trust into a new series of the Trust.


The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of Shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The Fund's financial statements for the year ended December 31, 2007, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the DWS RREEF Real Estate Securities Fund dated December 31, 2007 are incorporated herein by reference and are hereby deemed to be a part of this SAI.



                             ADDITIONAL INFORMATION


The CUSIP number for class S shares of DWS RREEF Real Estate Securities Fund is:

Class S:                23339E 459


The Fund has a fiscal year end of December 31.

Many of the changes in the Fund's investment portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Class S shares Prospectus and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 (the "1933 Act") and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Trust has filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                               DWS ADVISOR FUNDS


                  DWS RREEF Global Real Estate Securities Fund
                 Class A, Class C and Institutional Class Shares


                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2008




This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each a "Prospectus" and collectively, the "Prospectuses") dated May 1, 2008 for Class A, Class C and Institutional Class shares of DWS RREEF Global Real Estate Securities Fund (the "Fund"), a non-diversified series of DWS Advisor Funds (the "Trust") as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or calling (800) 621-1148, or by contacting the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's (the "SEC" or the "Commission") Internet Web site (http://www.sec.gov).

The Fund's audited financial statements, together with the notes thereto, are in the Fund's Annual Report to shareholders dated December 31, 2007, which are incorporated herein by reference and are deemed to be part of this SAI.


This Statement of Additional Information is incorporated by reference into the corresponding Prospectus for each class of shares of the Fund.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----


INVESTMENT RESTRICTIONS.................................................1

INVESTMENT POLICIES AND TECHNIQUES......................................3
         Investment Techniques..........................................3
         Portfolio Holdings............................................25

MANAGEMENT OF THE FUND.................................................27
         Investment Advisor............................................27
         Compensation of Portfolio Managers............................30

FUND SERVICE PROVIDERS.................................................41
         Administrator.................................................41
         Distributor...................................................42
         Custodian.....................................................46
         Transfer Agent and Shareholder Service Agent..................46
         Independent Registered Public Accounting Firm.................47
         Legal Counsel.................................................47

PORTFOLIO TRANSACTIONS.................................................47

PURCHASE AND REDEMPTION OF SHARES......................................52

DIVIDENDS..............................................................75

TAXES..................................................................76

NET ASSET VALUE........................................................81

TRUSTEES AND OFFICERS..................................................82

TRUST ORGANIZATION....................................................101

PROXY VOTING GUIDELINES...............................................102

FINANCIAL STATEMENTS..................................................103

ADDITIONAL INFORMATION................................................103

APPENDIX..............................................................105


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call (800) 621-1148 or (800) 730-1313 for the Institutional Class, to determine availability in your state.

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. There can be no assurance that the Fund's objective will be met.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

The Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

As a matter of fundamental policy:

1. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

5. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

6. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These nonfundamental policies represent the intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees without shareholder approval.

As a matter of nonfundamental policy:

(a) The Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

(b) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) The Fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(d) The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e) The Fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more money than it invested.

(f) The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

(g) The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. The 1940 Act imposes additional restrictions on acquisition by the Fund of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the 1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Fund or its investment practices or policies.

For purposes of determining industry groups in connection with this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the US Office of Management and Budget. The Fund monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the Fund to forego investment possibilities that may otherwise be available to it under the 1940 Act.


Fund Name. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate companies listed on recognized stock exchanges around the world. Currently, the Fund does not intend to borrow for investment purposes. Equity securities include common stock, preferred stock and securities convertible into common stock. If market fluctuations or shareholder actions cause the Fund's investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.


The Fund will provide its shareholders with at least sixty days' prior notice of any change in the Fund's 80% investment policy described above.

                       INVESTMENT POLICIES AND TECHNIQUES

General


This section explains the extent to which the Advisor, RREEF America L.L.C. ("RREEF" or the "Subadvisor") and any sub-subadvisor (for purposes of the Investment Policies and Techniques section the Advisor and Subadvisor and any sub-subadvisor will be defined as the "Advisor") can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectuses.


The Fund is a non-diversified series of the Trust, an open-end management company which continuously offers and redeems shares at net asset value. A non-diversified fund can invest a greater portion of its assets in a given company. The Fund is a series of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class A, Class C, Class S and Institutional Class. Each class has its own features and policies. Class S shares of the Fund are offered through a separate Statement of Additional Information.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

In general, within the restrictions outlined here and in the Fund's Prospectuses, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Advisor's intention that the Fund generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Fund, the Advisor may invest the assets of the Fund in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Fund's investment objective. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Current income is part of the Fund's objective. As a result, a portion of the portfolio of the Fund may consist of debt securities.

So long as a sufficient number of acceptable securities are available, the Advisor intends to keep the Fund fully invested. However, under exceptional conditions, the Fund may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve its investment objective.

The Advisor may use stock index futures and options as a way to expose the Fund's cash assets to the market while maintaining liquidity. However, the Advisor may not leverage the Fund's portfolio, so there is no greater market risk to the Fund than if it purchases stocks.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

REITS and Real Estate Companies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. A security will be considered part of the Fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange, or traded over the counter.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Equity Equivalents. In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Advisor. The Fund's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered investment-grade obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Fund may invest in debt securities because the Fund has current income as part of the Fund's objective. As a result, the Fund may invest in debt securities when the Advisor believes such securities represent an attractive investment for the Fund. It is intended that the Fund may invest in debt securities for income or as a defensive strategy when the Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 5% of its assets in "high-yield/high-risk" securities. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund.

The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objective.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund's shares.

Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in US dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible debt securities that comprise part of the Fund's fixed-income portfolio will be subject to the same limitations with respect to quality as those described above under "Debt Securities."

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

The Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. In the alternative, the Fund may maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in `emerging markets.' For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Trust's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.




IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its nonfundamental policy on borrowing.

Investment Company Securities. The Fund may acquire securities of other investment companies, including exchange-traded funds, or ETFs, to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.



Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


The Fund may pay reasonable negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. The Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

The Fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Fund's Board of Trustees or its designee.

The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.

Repurchase Commitments. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Short Sales. The Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o        Commercial Paper;

o        Certificates of Deposit and Euro Dollar Certificates of Deposit;

o        Bankers' Acceptances;

o        Short-term notes, bonds, debentures or other debt instruments; and

o        Repurchase agreements.

The Fund may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor, if any.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.


When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Fund.

------------------------------------------------------------------------- ----------------------------------------------
                                                                                       DWS RREEF Global Real Estate
                          INVESTMENT PRACTICE                                                   Securities Fund
------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
+   Permitted without stated limit
o   Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
------------------------------------------------------------------------- ----------------------------------------------
Common Stock                                                                                    +
------------------------------------------------------------------------- ----------------------------------------------
Warrants                                                                                        +
------------------------------------------------------------------------- ----------------------------------------------
Preferred Stock                                                                                 +
------------------------------------------------------------------------- ----------------------------------------------
Convertible Securities                                                                          +
------------------------------------------------------------------------- ----------------------------------------------
Medium Capitalization Stocks                                                                    +
------------------------------------------------------------------------- ----------------------------------------------
Small Capitalization Stocks                                                                     +
------------------------------------------------------------------------- ----------------------------------------------
Micro Capitalization Stocks                                                                     +
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------- ----------------------------------------------
Short-Term Instruments                                                                         20%
------------------------------------------------------------------------- ----------------------------------------------
Obligations of Banks and Other Financial Institutions                                          20%
------------------------------------------------------------------------- ----------------------------------------------
Certificates of Deposit and Banker's Acceptances                                               20%
------------------------------------------------------------------------- ----------------------------------------------
Commercial Paper                                                                               20%
------------------------------------------------------------------------- ----------------------------------------------
Variable Rate Master Demand Notes                                                               o
------------------------------------------------------------------------- ----------------------------------------------

US Government Securities                                                                       20%

------------------------------------------------------------------------- ----------------------------------------------
Custodial Receipts                                                                              o
------------------------------------------------------------------------- ----------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                              o
------------------------------------------------------------------------- ----------------------------------------------
Variable Rate Securities                                                                       20%
------------------------------------------------------------------------- ----------------------------------------------
Inverse Floating Rate Securities                                                               5%
------------------------------------------------------------------------- ----------------------------------------------
Lower-Rated Debt Securities                                                                    5%
------------------------------------------------------------------------- ----------------------------------------------
Registered Loans                                                                                o
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------- ----------------------------------------------
Options on Securities                                                                           +
------------------------------------------------------------------------- ----------------------------------------------
Options on Securities Indices                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Options on Non-US Securities Indices                                                            +
------------------------------------------------------------------------- ----------------------------------------------
Yield Curve Options                                                                             +
------------------------------------------------------------------------- ----------------------------------------------
Spreadlocks                                                                                     +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------- ----------------------------------------------
Futures Contracts                                                                               +
------------------------------------------------------------------------- ----------------------------------------------
Futures Contracts on Securities Indices                                                         +
------------------------------------------------------------------------- ----------------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)                        +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------- ----------------------------------------------
Swaps Agreements                                                                                +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------- ----------------------------------------------
Hedging Strategies                                                                              +
------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------------------------------------------------- ----------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                                o
------------------------------------------------------------------------- ----------------------------------------------
Ginnie Mae Certificates                                                                         o
------------------------------------------------------------------------- ----------------------------------------------
Fannie Mae Certificates                                                                         o
------------------------------------------------------------------------- ----------------------------------------------
Freddie Mac Certificates                                                                        o
------------------------------------------------------------------------- ----------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                        o
------------------------------------------------------------------------- ----------------------------------------------
Private Issued Mortgage -Backed Securities                                                      o
------------------------------------------------------------------------- ----------------------------------------------
Mortgage Pass-Through Securities                                                                o
------------------------------------------------------------------------- ----------------------------------------------
Stripped-Mortgage Backed Securities                                                             o
------------------------------------------------------------------------- ----------------------------------------------
Adjustable Rate Mortgages                                                                       o
------------------------------------------------------------------------- ----------------------------------------------
Asset-Backed Securities                                                                         o
------------------------------------------------------------------------------------------------------------------------


SECURITIES OF NON-US ISSUERS

------------------------------------------------------------------------- ----------------------------------------------
Foreign Securities & Depositary Receipts (ADRs, EDRs, GDRs and IDRs)                            +
------------------------------------------------------------------------- ----------------------------------------------
Foreign Corporate Debt Securities                                                               o
------------------------------------------------------------------------- ----------------------------------------------
Foreign Government Debt Securities                                                              o
------------------------------------------------------------------------- ----------------------------------------------
Brady Bonds                                                                                     o
------------------------------------------------------------------------- ----------------------------------------------
Investments in Emerging Markets                                                                 +
------------------------------------------------------------------------- ----------------------------------------------
Region and Country Investing                                                                    +
------------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
------------------------------------------------------------------------- ----------------------------------------------
Currency Exchange Transactions                                                                  +
------------------------------------------------------------------------- ----------------------------------------------
Currency Hedging Transactions                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Cross Hedging                                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Forward Currency Exchange Contracts                                                             +
------------------------------------------------------------------------- ----------------------------------------------
Options on Foreign Currencies                                                                   +
------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------- ----------------------------------------------
Illiquid Securities                                                                            15%
------------------------------------------------------------------------- ----------------------------------------------
When-Issued and Delayed Delivery Securities                                                     +
------------------------------------------------------------------------- ----------------------------------------------
Repurchase Agreements                                                                          20%
------------------------------------------------------------------------- ----------------------------------------------
Reverse Repurchase Agreements                                                                33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Mortgage Dollar Rolls                                                                           o
------------------------------------------------------------------------- ----------------------------------------------
Lending of Portfolio Securities                                                              33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Borrowing                                                                                    33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Short Sales                                                                                     o
------------------------------------------------------------------------- ----------------------------------------------
Other Investment Companies                                                                     10%
------------------------------------------------------------------------- ----------------------------------------------
Temporary Defensive Investments                                                               100%
------------------------------------------------------------------------- ----------------------------------------------

Portfolio Holdings


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information that may be distributed by the trading desks of DeAM, a subadvisor or a sub-subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.




Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for the Fund. Under the supervision of the Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, supervises the activities of the subadvisor and the sub-subadvisors. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement (the "Agreement") with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.


Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.


The Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Advisor provides assistance to the Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement, (unless otherwise provided in the Agreement or as determined by the Board), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Fund pays the Advisor an advisory fee at the annual rates shown below:

Average daily net assets                             Fee Rate
------------------------                             --------

first $500 million                                    1.000%
next $500 million                                     0.985%
next $1 billion                                       0.960%
over $2 billion                                       0.945%




Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.51% and 2.26% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

For Class A shares, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the fund's total operating expense at 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.26% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.


The Agreement provides that the Fund is responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if applicable, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party on 60 days' written notice.


For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the investment management fee aggregated $901,898, of which $54,354 was waived, which resulted in an annualized effective rate of 0.94% of the Fund's average daily net assets. For the fiscal year ended December 31, 2007, the investment management fee aggregated $6,693,287, which resulted in an annualized effective rate of 0.99% of the Fund's average daily net assets.




The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor. RREEF America L.L.C. ("RREEF"), located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, an affiliate of the Advisor, is the subadvisor for the Fund. RREEF serves as sub-advisor pursuant to the terms of a subadvisory agreement (the "Subadvisory Agreement") between it and the Advisor. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.

While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

The Subadvisory Agreement provides that RREEF will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Research and Advisory Agreement.


The Subadvisory Agreement shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon sixty days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Sub-subadvisors. Pursuant to investment sub-advisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. RREEF allocates, and re-allocates as it deems appropriate, the Fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the Fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund's portfolio, respectively.





The Fund's shareholder report for the year ended December 31, 2007 contains a discussion regarding the basis for the Board of Trustees' approval of the Agreement, the Subadvisory Agreement and the sub-subadvisory agreements for the Fund.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in the fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                   Dollar Range of                   Dollar Range of All DWS
Name of Portfolio Manager                         Fund Shares Owned                     Fund Shares Owned
-------------------------                         -----------------                     -----------------

John F. Robertson                                        $0                           $500,001 - $1,000,000
John Hammond                                             $0                                     $0
William Leung                                            $0                                     $0
Daniel Ekins                                             $0                                     $0
John W. Vojticek                                         $0                             $10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

John F. Robertson                          9            $4,241,666,574               0                    $0
John Hammond                               4              $219,000,000               0                    $0
William Leung                              3              $123,209,845               0                    $0
Daniel Ekins                               3              $295,467,255               0                    $0
John W. Vojticek                           9            $3,440,588,666               0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

John F. Robertson                         6               $506,273,633               4                $232,537,345
John Hammond                              9               $455,000,000               3                 $78,000,000
William Leung                             6                $73,933,663               1                  $8,379,586
Daniel Ekins                              6               $396,309,342               1                 $29,476,521
John W. Vojticek                          6               $467,780,429               4                $232,537,345

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

John F. Robertson                        45             $4,171,262,666               8                $569,569,628
John Hammond                             13               $285,000,000               1                 $52,200,000
William Leung                            19             $1,083,952,855               2                $105,505,073
Daniel Ekins                             19             $1,901,671,676               2                $144,527,498
John W. Vojticek                         45             $3,207,721,720               8                $569,569,628

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor and the subadvisors each has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts (see "Code of ethics").

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and the subadvisors attempt to minimize these conflicts by aligning portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor and the subadvisors have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and the subadvisors will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor and the subadvisors have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor and its affiliates have adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor and the subadvisors are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and the subadvisors are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.




Codes of Ethics


The Fund, the Advisor, RREEF, the sub-subadvisors and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor, RREEF, the sub-subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The applicable Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the applicable Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the applicable Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                             FUND SERVICE PROVIDERS

Administrator


The Advisor serves as the Fund's administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.


For its services under the Administration Agreement, the Advisor receives a fee of 0.10% of the aggregate average daily net assets of the Fund.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectus and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


For the period from July 5, 2006 (commencement of operations) through December 31, 2006, DIMA received an Administration Fee of $102,674. For the year ended December 31, 2007, DIMA received an Administration Fee of $672,122 of which $72,039 was unpaid as of December 31, 2007.


Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.


Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.




Distributor


Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS-SDI, located at 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class C and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by DWS-SDI upon sixty days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of the Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A shares. DWS-SDI receives compensation from the Fund as principal underwriter for Class C shares.


Shareholder and administrative services are provided to the Fund on behalf of Class A and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon sixty days' notice. Termination with respect to the Class A or Class C shares of the Fund may be by a vote of
(i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution services for the class. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to the Fund on behalf of its Class A and Class C shareholders under the Fund's Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class C shares provide alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution and services for the class, the agreement is approved and reviewed separately for the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 plans may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class C shares of the Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Fund paid in connection with the Rule 12b-1 Plan for each class of shares are set forth below for the most recent year for which information is available. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.


-------------------- ------------ ----------------------------------------------------
                                  12b-1 Compensation to Underwriter and Firms for the
                                          Fiscal Year Ended December 31, 2007
-------------------- ------------ ---------------- ----------------- -----------------
                                       12b-1            12b-1             12b-1
                                   Distribution      Shareholder       Compensation
                                       Fees         Services Fees     Paid to Firms
-------------------- ------------ ---------------- ----------------- -----------------
DWS RREEF Global     Class A                   $0                $0          $955,912
Real Estate
Securities Fund
-------------------- ------------ ---------------- ----------------- -----------------
                     Class C             $642,100          $171,894        $1,134,987
-------------------- ------------ ---------------- ----------------- -----------------

-------------------- ------------ -------------------------------------------------------------------------------
                                                    Other Expenses Paid by Underwriter for the
                                                       Fiscal Year Ended December 31, 2007
-------------------- ------------ ---------------------- -------------- ------------- ------------ --------------
                                   Advertising, Sales,                    Marketing
                                     Literature and       Prospectus     and Sales     Postage       Imputed
                                  Promotional Materials    Printing       Expenses    and Mailing    Interest
-------------------- ------------ ---------------------- -------------- ------------- ------------ --------------
DWS RREEF Global     Class A                   $990,308       $56,737       $242,290     $153,763            $0
-------------------- ------------ ---------------------- -------------- ------------- ------------ --------------

Real Estate
Securities Fund
-------------------- ------------ ---------------------- -------------- ------------- ------------ --------------
                     Class C                   $415,062        $27,958       $79,450      $44,374             $0
-------------------- ------------ ---------------------- -------------- ------------- ------------ --------------

DWS RREEF Global Real Estate Securities Fund

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

                                                               Aggregate
                                                              Commissions                                Aggregate
                                               Aggregate        Paid to      Aggregate Commissions      Commissions
                               Fiscal Year       Sales       Unaffiliated             Paid             Retained by
Fund                           As of 12/31    Commissions        Firms        to Affiliated Firms         DWS-SDI
----                           -----------    -----------        -----        -------------------         -------


DWS RREEF Global Real
Estate Securities Fund          2007           $242,000          $37,000                 $2,000            $203,000
                                2006*           $41,000               $0                $13,000             $35,000

*For the period from July 5, 2006 through December 31, 2006.



Custodian

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 under the 1940 Act.

Transfer Agent and Shareholder Service Agent


DWS Scudder Investments Service Company ("DWS-SISC", "Transfer Agent" and "Shareholder Service Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.





Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

For the period from July 5, 2006 (commencement of operations) through December 31, 2006, transfer agent charges to the Fund by DWS-SISC were $247,910, of which $247,910 was waived for Class A shares; $3,810 for Class C shares and $885, of which $885 was waived for Institutional Class shares, respectively. For the year ended December 31, 2007, transfer agent charges to the Fund by DWS-SISC were $723,660, of which $723,660 was waived for Class A shares; $90,833, of which $17,581 was waived for Class C shares and $13,784, of which $9,663 was waived for Institutional Class shares, respectively.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the "Advisor" should be read to mean RREEF and the sub-subadvisors, as applicable, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that sub-advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor, the sub-advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.





During the period July 5, 2006 (commencement of operations) through December 31, 2006, the Fund paid aggregate brokerage commissions equal to $490,206. For the year ended December 31, 2007, the Fund paid aggregate brokerage commissions equal to $1,951,881.

                                                                   Percentage of
                                         Percentage of         Transactions Involving    Dollar Amount of Commissions
                                     Commissions Paid to        Commissions Paid to           Paid to Brokers for
Fund                                  Affiliated Brokers         Affiliated Brokers            Research Services
----                                  ------------------         ------------------            -----------------

DWS RREEF Global Real Estate
Securities Fund                               0%                         0%                           0%

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2007, the Fund held the following securities of its regular brokers or dealers.

                                                        Value of Securities Owned as of
                                                                 December, 2007
Name of Regular Broker or Dealer or Parent (Issuer)              (in thousands)
---------------------------------------------------              --------------

Madison Property Fund Managers Holdings Ltd.                       $1,239,000

Portfolio Turnover

The Advisor will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the Fund's rate of portfolio turnover may be substantial.

The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund. In order to achieve the Fund's investment objectives, the Advisor may sell a given security, no matter how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the Advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on the anticipated contribution of the security in question to the Fund's objective, the Advisor believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve the objectives. As a result, the Fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objective. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the Fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the Fund, if any, because short-term capital gains are taxable as ordinary income.

For the period of July 5, 2006 (commencement of operations) through December 31, 2006, the Fund's portfolio turnover rate was 28%. For the year ended December 31, 2007, the Fund's portfolio turnover rate was 71%.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value next determined after receipt by DWS-SDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Strategic," "Tactical" or "all other funds"-taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Scudder's branding and long-term strategy.

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.





QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.





Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt by the Transfer Agent of the application in good order. The net asset value of shares of the Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o 403(b)(7) Custodial Accounts, prototype money purchase pension and profit-sharing plans. Forms for existing plans are available through the Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.


Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectuses.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the Prospectuses, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

                    Compensation Schedule #1:                             Compensation Schedule #2:
                    --------------------------                            -------------------------
            Retail Sales and DWS Scudder Flex Plan(1)                  DWS Scudder Retirement Plans(2)
            --------------------------------------                     ----------------------------
                                               As a Percentage of                              As a
                  Amount of                            Net          Amount of Shares    Percentage of Net
                 Shares Sold                       Asset Value            Sold             Asset Value
                 -----------                       -----------            ----             -----------

$1 million to $3 million (equity funds)               1.00%          Over $3 million       0.00%-0.50%
$1 million - $3 million (fixed income funds)          0.85%
Over $3 million to $50 million                        0.50%                 --                   --
Over $50 million                                      0.25%                 --                   --

                      Compensation Schedule #3:
                      DWS Scudder Choice Plan(3)
                      --------------------------
                Amount of                     As a Percentage of Net
               Shares Sold                         Asset Value
               -----------                         -----------

All amounts (equity funds)                            1.00%
All amounts (fixed income funds)                      0.85%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial at a rate of 0.50%.

DWS-SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and it affiliates. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                           Sales Charge
                                                                           ------------
                                                                                           Allowed to Dealers
                                             As a Percentage       As a Percentage of     as a Percentage of
Amount of Purchase                          of Offering Price*     Net Asset Value**         Offering Price
------------------                          ------------------     -----------------         --------------

Less than $50,000                                   5.75%                 6.10%                  5.20%
$50,000 but less than $100,000                      4.50                  4.71                   4.00
$100,000 but less than $250,000                     3.50                  3.63                   3.00
$250,000 but less than $500,000                     2.60                  2.67                   2.25
$500,000 but less than $1 million                   2.00                  2.04                   1.75
$1 million and over                                 0.00***               0.00***                0.00****

*        The offering price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the Prospectuses, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.




Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the fund's prospectus and Statement of Additional Information.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans").

The following provisions apply to DWS Scudder Flex Plans.

a. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS-SISC.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.


Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A or C shares there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment requirement for Institutional Class Shares.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.




It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption Fee. The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

General. Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class C shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares. In addition, this CDSC will be waived for:

(h) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(i) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.




In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.




Shareholders must obtain prospectuses of the fund or funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income annually. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:


(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income);

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.


Certain of the Fund's investments in master limited partnerships ("MLPs") may be considered qualified publicly traded partnerships and, therefore, the extent to which the Fund may invest in MLPs is limited by the Fund's intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.


Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011.

For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities. The United States currently has a comprehensive income tax treaty with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Dividends received by the Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.


In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may
(1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.


Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") including certain types of non-US real estate investment companies could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service ("IRS"). Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Other Federal Income Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investmemt company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.


The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.


As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes an ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.


Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.


Non-US Shareholders. In general, dividends (other than capital gain distributions) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.





If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder upon the sale or other disposition of shares of the Fund.





A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of the distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a US trade or business with certain tax filing requirements, applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other US real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.


Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-described general federal income taxation rules and with respect to other federal state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security's primary exchange. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and                                        Number of Funds
 with the Corporation and                                                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and
                                  Private Banking Division in the field of
                                  investment funds, tax driven instruments and
                                  asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and
 with the Corporation and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held nine (9) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                           Aggregate Compensation               Total Compensation
                                     from DWS RREEF Global Real Estate             from Fund and
  Name of Board Member                        Securities Fund                   DWS Fund Complex(1)
  --------------------                        ---------------                   -------------------

  John W. Ballantine                                  $0                               $215,000
  Henry P. Becton, Jr.(2)                         $1,167                               $200,000
  Dawn-Marie Driscoll(2)(3)                       $1,474                               $253,000
  Keith R. Fox(2)                                 $1,180                               $203,000
  Paul K. Freeman(4)                                  $0                               $265,000
  Kenneth C. Froewiss(2)                          $1,162                               $200,000
  Richard J. Herring(2)                           $1,125                               $195,000
  William McClayton(5)                                $0                               $205,000
  Rebecca W. Rimel(2)                             $1,096                               $194,000
  William N. Searcy, Jr.(2)                       $1,162                               $200,000
  Jean Gleason Stromberg(2)                       $1,088                               $189,000
  Robert H. Wadsworth                                 $0                               $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                               Dollar Range of
                                             Beneficial Ownership             Aggregate Dollar Range of
                                          in DWS RREEF Global Real       Ownership in all Funds Overseen by
                                                    Estate                          Board Member
Board Member                                   Securities Fund               in the DWS Fund Complex(1)
------------                                   ---------------               --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                   None                              Over $100,000
Henry P. Becton, Jr.                              $1-$10,000                           Over $100,000
Dawn-Marie Driscoll                            $10,001-$50,000                         Over $100,000
Keith R. Fox                                         None                              Over $100,000
Paul K. Freeman                                      None                              Over $100,000
Kenneth C. Froewiss                                  None                              Over $100,000
Richard J. Herring                                   None                              Over $100,000
William McClayton                                    None                              Over $100,000
Rebecca W. Rimel                                     None                              Over $100,000
William N. Searcy, Jr.                               None                              Over $100,000
Jean Gleason Stromberg                         $10,001-$50,000                         Over $100,000
Robert H. Wadsworth                                  None                              Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                              Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008 the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 8 , 2008 no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS RREEF Global Real Estate Securities Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                               1,237,345.92                   15.6% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL  32246

CHARLES SCHWAB & CO INC                                       834,164.28                    6.86% of Class S
SAN FRANCISCO CA  94104-4151

CHARLES SCHWAB & CO INC                                      8,280,308.11             38.05% of Institutional Class
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

STATE STREET BANK & TRUST CO CUST                            4,331,157.03             19.9% of Institutional Class
FBO DWS ALT ASSET ALLOC PLUS FUND
QUINCY MA  02171-2105





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                               TRUST ORGANIZATION

General. The Fund is a series of DWS Advisor Funds (the "Trust"). The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts. The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006.


The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of Shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The audited financial statements for the Fund for the year ended December 31, 2007 are included in, and incorporated by reference into, this SAI in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, as experts in accounting and auditing.


A copy of the Fund's Annual Report may be obtained without charge by contacting Shareholder Services at 1-800-621-1048.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS RREEF Global Real Estate Securities Fund offered herein are:

Class A:                   23336Y672

Class C:                   23336Y664

Institutional Class:       23336Y656

DWS RREEF Global Real Estate Securities Fund has a fiscal year ending December
31.



Many of the changes in the Fund's investment portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in

Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                DWS ADVISOR FUNDS

                  DWS RREEF Global Real Estate Securities Fund
                                 Class S Shares


                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2008


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") dated May 1, 2008 for Class S shares of DWS RREEF Global Real Estate Securities Fund (the "Fund"), a non-diversified series of DWS Advisor Funds (the "Trust"). The Prospectus may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or calling (800) 621-1148, or by contacting the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's (the "SEC" or the "Commission") Internet Web site (http://www.sec.gov).

The Fund's audited financial statements, together with the notes thereto, are in the Fund's Annual Report to shareholders dated December 31, 2007, which are incorporated herein by reference and are deemed to be part of this SAI.


This Statement of Additional Information is incorporated by reference into the Prospectus of the Fund.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3
         Investment Techniques................................................3
         Portfolio Holdings..................................................25

MANAGEMENT OF THE FUND.......................................................27
         Investment Advisor..................................................27
         Compensation of Portfolio Managers..................................30

FUND SERVICE PROVIDERS.......................................................41
         Administrator.......................................................41
         Distributor.........................................................42
         Custodian...........................................................43
         Transfer Agent and Shareholder Service Agent........................43
         Independent Registered Public Accounting Firm.......................44
         Legal Counsel.......................................................44

PORTFOLIO TRANSACTIONS.......................................................44

PURCHASE AND REDEMPTION OF SHARES............................................49

DIVIDENDS....................................................................67

TAXES........................................................................68

NET ASSET VALUE..............................................................73

TRUSTEES AND OFFICERS........................................................74

TRUST ORGANIZATION...........................................................93

PROXY VOTING GUIDELINES......................................................94

FINANCIAL STATEMENTS.........................................................95

ADDITIONAL INFORMATION.......................................................95

APPENDIX.....................................................................97


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. The Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call (800) 621-1148, to determine availability in your state.

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. There can be no assurance that the Fund's objective will be met.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

The Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

As a matter of fundamental policy:

1. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

5. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

6. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These nonfundamental policies represent the intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees without shareholder approval.

 As a matter of nonfundamental policy:

(a) The Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

(b) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) The Fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(d) The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e) The Fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more money than it invested.

(f) The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

(g) The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. The 1940 Act imposes additional restrictions on acquisition by the Fund of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the 1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Fund or its investment practices or policies.

For purposes of determining industry groups in connection with this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the US Office of Management and Budget. The Fund monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the Fund to forego investment possibilities that may otherwise be available to it under the 1940 Act.


Fund Name. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate companies listed on recognized stock exchanges around the world. Currently, the Fund does not intend to borrow for investment purposes. Equity securities include common stock, preferred stock and securities convertible into common stock. If market fluctuations or shareholder actions cause the Fund's investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.


The Fund will provide its shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy described above.

                       INVESTMENT POLICIES AND TECHNIQUES

General


This section explains the extent to which the Advisor, RREEF America L.L.C. ("RREEF" or the "Subadvisor") and any sub-subadvisor (for purposes of the Investment Policies and Techniques section the Advisor and Subadvisor and any sub-subadvisor will be defined as the "Advisor") can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectus.


The Fund is a non-diversified series of the Trust, an open-end management company which continuously offers and redeems shares at net asset value. A non-diversified fund can invest a greater portion of its assets in a given company. The Fund is a series of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class A, Class C, Class S and Institutional Class. Each class has its own features and policies. Class A, Class C and Institutional Class shares of the Fund are offered through a separate Statement of Additional information.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

In general, within the restrictions outlined here and in the Fund's Prospectus, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Advisor's intention that the Fund generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Fund, the Advisor may invest the assets of the Fund in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Fund's investment objective. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Current income is part of the Fund's objective. As a result, a portion of the portfolio of the Fund may consist of debt securities.

So long as a sufficient number of acceptable securities are available, the Advisor intends to keep the Fund fully invested. However, under exceptional conditions, the Fund may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve its investment objective.

The Advisor may use stock index futures and options as a way to expose the Fund's cash assets to the market while maintaining liquidity. However, the Advisor may not leverage the Fund's portfolio, so there is no greater market risk to the Fund than if it purchases stocks.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

REITS and Real Estate Companies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. A security will be considered part of the Fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange, or traded over the counter.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


Dollar Roll Transactions. Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

The Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. In the alternative, the Fund may maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Equity Equivalents. In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Advisor. The Fund's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered investment-grade obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities. The Fund may invest in debt securities because the Fund has current income as part of the Fund's objective. As a result, the Fund may invest in debt securities when the Advisor believes such securities represent an attractive investment for the Fund. It is intended that the Fund may invest in debt securities for income or as a defensive strategy when the Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 5% of its assets in "high-yield/high-risk" securities. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund.

The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objective.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund's shares.

Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in US dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible debt securities that comprise part of the Fund's fixed-income portfolio will be subject to the same limitations with respect to quality as those described above under "Debt Securities."

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in `emerging markets.' For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Trust's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.


IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).



Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its nonfundamental policy on borrowing.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.



Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


The Fund may pay reasonable negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. The Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

The Fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Fund's Board of Trustees or its designee.

The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.

Repurchase Commitments. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Short Sales. The Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o        Commercial Paper;

o        Certificates of Deposit and Euro Dollar Certificates of Deposit;

o        Bankers' Acceptances;

o        Short-term notes, bonds, debentures or other debt instruments; and

o        Repurchase agreements.

The Fund may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor, if any.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.


When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Fund.

------------------------------------------------------------------------- ----------------------------------------------
                                                                                     DWS RREEF Global Real Estate
                          INVESTMENT PRACTICE                                            Securities Fund
------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
+   Permitted without stated limit
o   Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                    +
------------------------------------------------------------------------- ----------------------------------------------
Warrants                                                                                        +
------------------------------------------------------------------------- ----------------------------------------------
Preferred Stock                                                                                 +
------------------------------------------------------------------------- ----------------------------------------------
Convertible Securities                                                                          +
------------------------------------------------------------------------- ----------------------------------------------
Medium Capitalization Stocks                                                                    +
------------------------------------------------------------------------- ----------------------------------------------
Small Capitalization Stocks                                                                     +
------------------------------------------------------------------------- ----------------------------------------------
Micro Capitalization Stocks                                                                     +
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------- ----------------------------------------------
Short-Term Instruments                                                                         20%
------------------------------------------------------------------------- ----------------------------------------------
Obligations of Banks and Other Financial Institutions                                          20%
------------------------------------------------------------------------- ----------------------------------------------
Certificates of Deposit and Banker's Acceptances                                               20%
------------------------------------------------------------------------- ----------------------------------------------
Commercial Paper                                                                               20%
------------------------------------------------------------------------- ----------------------------------------------
Variable Rate Master Demand Notes                                                               o
------------------------------------------------------------------------- ----------------------------------------------
US Government Securities                                                                       20%
------------------------------------------------------------------------- ----------------------------------------------
Custodial Receipts                                                                              o
------------------------------------------------------------------------- ----------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                              o
------------------------------------------------------------------------- ----------------------------------------------
Variable Rate Securities                                                                       20%
------------------------------------------------------------------------- ----------------------------------------------
Inverse Floating Rate Securities                                                               5%
------------------------------------------------------------------------- ----------------------------------------------
Lower-Rated Debt Securities                                                                    5%
------------------------------------------------------------------------- ----------------------------------------------
Registered Loans                                                                                o
------------------------------------------------------------------------- ----------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------- ----------------------------------------------
Options on Securities                                                                           +
------------------------------------------------------------------------- ----------------------------------------------
Options on Securities Indices                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Options on Non-US Securities Indices                                                            +
------------------------------------------------------------------------- ----------------------------------------------
Yield Curve Options                                                                             +
------------------------------------------------------------------------- ----------------------------------------------
Spreadlocks                                                                                     +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------- ----------------------------------------------
Futures Contracts                                                                               +
------------------------------------------------------------------------- ----------------------------------------------
Futures Contracts on Securities Indices                                                         +
------------------------------------------------------------------------- ----------------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)                        +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------- ----------------------------------------------
Swaps Agreements                                                                                +
------------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------- ----------------------------------------------
Hedging Strategies                                                                              +
------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------------------------------------------------- ----------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                                o
------------------------------------------------------------------------- ----------------------------------------------
Ginnie Mae Certificates                                                                         o
------------------------------------------------------------------------- ----------------------------------------------
Fannie Mae Certificates                                                                         o
------------------------------------------------------------------------- ----------------------------------------------
Freddie Mac Certificates                                                                        o
------------------------------------------------------------------------- ----------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                        o
------------------------------------------------------------------------- ----------------------------------------------
Private Issued Mortgage -Backed Securities                                                      o
------------------------------------------------------------------------- ----------------------------------------------
Mortgage Pass-Through Securities                                                                o
------------------------------------------------------------------------- ----------------------------------------------
Stripped-Mortgage Backed Securities                                                             o
------------------------------------------------------------------------- ----------------------------------------------
Adjustable Rate Mortgages                                                                       o
------------------------------------------------------------------------- ----------------------------------------------
Asset-Backed Securities                                                                         o
------------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
------------------------------------------------------------------------- ----------------------------------------------
Foreign Securities & Depositary Receipts (ADRs, EDRs, GDRs and IDRs)                            +
------------------------------------------------------------------------- ----------------------------------------------
Foreign Corporate Debt Securities                                                               o
------------------------------------------------------------------------- ----------------------------------------------
Foreign Government Debt Securities                                                              o
------------------------------------------------------------------------- ----------------------------------------------
Brady Bonds                                                                                     o
------------------------------------------------------------------------- ----------------------------------------------
Investments in Emerging Markets                                                                 +
------------------------------------------------------------------------- ----------------------------------------------
Region and Country Investing                                                                    +
------------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
------------------------------------------------------------------------- ----------------------------------------------
Currency Exchange Transactions                                                                  +
------------------------------------------------------------------------- ----------------------------------------------
Currency Hedging Transactions                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Cross Hedging                                                                                   +
------------------------------------------------------------------------- ----------------------------------------------
Forward Currency Exchange Contracts                                                             +
------------------------------------------------------------------------- ----------------------------------------------
Options on Foreign Currencies                                                                   +
------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------- ----------------------------------------------
Illiquid Securities                                                                            15%
------------------------------------------------------------------------- ----------------------------------------------
When-Issued and Delayed Delivery Securities                                                     +
------------------------------------------------------------------------- ----------------------------------------------
Repurchase Agreements                                                                          20%
------------------------------------------------------------------------- ----------------------------------------------
Reverse Repurchase Agreements                                                                33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Mortgage Dollar Rolls                                                                           o
------------------------------------------------------------------------- ----------------------------------------------
Lending of Portfolio Securities                                                              33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Borrowing                                                                                    33 1/3%
------------------------------------------------------------------------- ----------------------------------------------
Short Sales                                                                                     o
------------------------------------------------------------------------- ----------------------------------------------
Other Investment Companies                                                                     10%
------------------------------------------------------------------------- ----------------------------------------------
Temporary Defensive Investments                                                               100%
------------------------------------------------------------------------- ----------------------------------------------

Portfolio Holdings


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information that may distributed by the trading desks of DeAM a subadvisor, or a sub-subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.




Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for the Fund. Under the supervision of the Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, supervises the activities of the subadvisor and the sub-subadvisors. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement (the "Agreement") with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.


Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.


The Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.




The Advisor provides assistance to the Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement, (unless otherwise provided in the Agreement or as determined by the Board), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Fund pays the Advisor an advisory fee at the annual rates shown below:

Average daily net assets                                    Fee Rate
------------------------                                    --------

first $500 million                                           1.000%
next $500 million                                            0.985%
next $1 billion                                              0.960%
over $2 billion                                              0.945%




Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.26% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.


The Agreement provides that the Fund is responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if applicable, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party on 60 days' written notice.


For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the investment management fee aggregated $901,898, of which $54,354 was waived, which resulted in an annualized effective rate of 0.94% of the Fund's average daily net assets. For the fiscal year ended December 31, 2007, the investment management fee aggregated $6,693,287, which resulted in an annualized effective rate of 0.99% of the Fund's average daily net assets.


The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor. RREEF America L.L.C. ("RREEF"), located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, an affiliate of the Advisor, is the subadvisor for the Fund. RREEF serves as sub-advisor pursuant to the terms of a subadvisory agreement (the "Subadvisory Agreement") between it and the Advisor. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.

While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

The Subadvisory Agreement provides that RREEF will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Research and Advisory Agreement.


The Subadvisory Agreement shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon sixty days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Sub-subadvisors. Pursuant to investment sub-advisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. RREEF allocates, and re-allocates as it deems appropriate, the Fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the Fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund's portfolio, respectively.





The Fund's shareholder report for the year ended December 31, 2007 will contain a discussion regarding tile basis for the Board of Trustees' approval of the Agreement, the Subadvisory Agreement and the sub-subadvisory agreements for the Fund.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in the fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                   Dollar Range of                   Dollar Range of All DWS
Name of Portfolio Manager                         Fund Shares Owned                     Fund Shares Owned
-------------------------                         -----------------                     -----------------
John F. Robertson                                        $0                           $500,001 - $1,000,000
John Hammond                                             $0                                     $0
William Leung                                            $0                                     $0
Daniel Ekins                                             $0                                     $0
John W. Vojticek                                         $0                             $10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

John F. Robertson                          9            $4,241,666,574               0                    $0
John Hammond                               4              $219,000,000               0                    $0
William Leung                              3              $123,209,845               0                    $0
Daniel Ekins                               3              $295,467,255               0                    $0
John W. Vojticek                           9            $3,440,588,666               0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

John F. Robertson                         6               $506,273,633               4                $232,537,345
John Hammond                              9               $455,000,000               3                 $78,000,000
William Leung                             6                $73,933,663               1                  $8,379,586
Daniel Ekins                              6               $396,309,342               1                 $29,476,521
John W. Vojticek                          6               $467,780,429               4                $232,537,345

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

John F. Robertson                        45             $4,171,262,666               8                $569,569,628
John Hammond                             13               $285,000,000               1                 $52,200,000
William Leung                            19             $1,083,952,855               2                $105,505,073
Daniel Ekins                             19             $1,901,671,676               2                $144,527,498
John W. Vojticek                         45             $3,207,721,720               8                $569,569,628

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor and the subadvisors each has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts (see "Code of ethics").

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and the subadvisors attempt to minimize these conflicts by aligning portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor and the subadvisors have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and the subadvisors will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor and the subadvisors have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor and its affiliates have adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor and the subadvisors are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and the subadvisors are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.




Codes of Ethics


The Fund, the Advisor, RREEF, and the sub-subadvisors and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor, RREEF, and the sub-subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The applicable Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the applicable Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the applicable Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                             FUND SERVICE PROVIDERS

Administrator

The Advisor serves as the Fund's administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For its services under the Administration Agreement, the Advisor receives a fee of 0.10% of the aggregate average daily net assets of the Fund.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deems necessary for the proper administration of the Fund. DIMA provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectus and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


For the period from July 5, 2006 (commencement of operations) through December 31, 2006, DIMA received an Administration Fee of $102,674. For the year ended December 31, 2007, DIMA received an Administration Fee of $672,122 of which $72,039 was unpaid as of December 31, 2007.


Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.


Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.




Distributor


The Trust, on behalf of the Fund, has entered into a Underwriting and Distribution Services Agreement (the "Distribution Agreement") pursuant to which DWS-SDI, located at 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares of the Fund. DWS-SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. DWS-SDI has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares.


Under the Distribution Agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing Prospectus annually to existing shareholders (see below for expenses relating to Prospectus paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any Prospectus accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing Prospectus or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for Class S shares, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Custodian

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 under the 1940 Act.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC") was the transfer agent, dividend-paying agent and shareholder service agent for the Fund. On April 1, 2007 DWS-SCC merged into DWS-SISC. As a result of the merger, DWS-SISC is now the Fund's transfer agent, dividend-paying agent and shareholder service agent.


The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.




Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.


For the period from July 5, 2006 (commencement of operations) through December 31, 2006, transfer agent charges to the Fund by DWS-SSC were $2,183, of which $1,085 was waived for Class S shares. For the year ended December 31, 2007, transfer agent charges to the Fund by DWS-SSC (prior to April 1, 2007) and DWS-SISC for Class S shares were $221,527, of which $221,527 was waived.


The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Independent Registered Public Accounting
Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the "Advisor" should be read to mean RREEF and the sub-subadvisors, as applicable, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that sub-advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor, the sub-advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.





During the period of July 5, 2006 (commencement of operations) through December 31, 2006, the Fund paid aggregate brokerage commissions equal to $490,206. For the year ended December 31, 2007, the Fund paid aggregate brokerage commissions equal to $1,951,881.

                                                                   Percentage of
                                         Percentage of         Transactions Involving    Dollar Amount of Commissions
                                     Commissions Paid to        Commissions Paid to           Paid to Brokers for
Fund                                  Affiliated Brokers         Affiliated Brokers            Research Services
----                                  ------------------         ------------------            -----------------
DWS RREEF Global Real Estate
Securities Fund                               0%                         0%                           0%



Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2007, the Fund held the following securities of its regular brokers or dealers.

                                                                            Value of Securities Owned as of
                                                                                     December, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Madison Property Fund Managers Holdings Ltd.                                           $1,239,000


Portfolio Turnover

The Advisor will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the Fund's rate of portfolio turnover may be substantial.

The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund. In order to achieve the Fund's investment objectives, the Advisor may sell a given security, no matter how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the Advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on the anticipated contribution of the security in question to the Fund's objective, the Advisor believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve the objectives. As a result, the Fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objective. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the Fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the Fund, if any, because short-term capital gains are taxable as ordinary income.


For the period of July 5, 2006 (commencement of operations) through December 31, 2006, the Fund's portfolio turnover rate was 28%. For the year ended December 31, 2007, the Fund's portfolio turnover rate was 71%.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value next determined after receipt by DWS-SDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.


Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.





Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.





The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Strategic," "Tactical" or "all other funds"-taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Scudder's branding and long-term strategy.
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.




QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.




Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt by the Transfer Agent of the application in good order. The net asset value of shares of the Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o 403(b)(7) Custodial Accounts, prototype money purchase pension and profit-sharing plans. Forms for existing plans are available through the Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to the transfer agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800) 728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Class S shares of the Fund will generally not be available to new investors.


Eligible Class S Investors

A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS-SDI, the Fund's principal underwriter; or
          (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

          3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

          3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

          4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.




Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 through DeAM Investor Services, Inc. by letter, fax, or telephone.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.





Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.





It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.



Redemptions

Redemption Fee. The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

General. Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.




Shareholders must obtain prospectuses of the fund of funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income annually. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.


Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:


(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income);

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.


Certain of the Fund's investments in master limited partnerships ("MLPs") may be considered qualified publicly traded partnerships and, therefore, the extent to which the Fund may invest in MLPs is limited by the Fund's intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities. The United States currently has a comprehensive income tax treaty with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Dividends received by the Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.


In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may
(1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.


Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") including certain types of non-US real estate investment companies could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service ("IRS"). Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Other Federal Income Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investmemt company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.


The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.


As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes an ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.


Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.


Non-US Shareholders. In general, dividends (other than capital gain distributions) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder upon the sale or other disposition of shares of the Fund.




A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of the distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a US trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other US real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.


Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-described general federal income taxation rules and with respect to other federal state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security's primary exchange. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held nine (9) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                          Aggregate Compensation             Total Compensation
                                    from DWS RREEF Global Real Estate          from Fund and
  Name of Board Member                       Securities Fund                 DWS Fund Complex(1)
  --------------------                       ---------------                 -------------------
  John W. Ballantine                               $0                              $215,000
  Henry P. Becton, Jr.(2)                      $1,167                              $200,000
  Dawn-Marie Driscoll(2)(3)                    $1,474                              $253,000
  Keith R. Fox(2)                              $1,180                              $203,000
  Paul K. Freeman(4)                               $0                              $265,000
  Kenneth C. Froewiss(2)                       $1,162                              $200,000
  Richard J. Herring(2)                        $1,125                              $195,000
  William McClayton(5)                             $0                              $205,000
  Rebecca W. Rimel(2)                          $1,096                              $194,000
  William N. Searcy, Jr.(2)                    $1,162                              $200,000
  Jean Gleason Stromberg(2)                    $1,088                              $189,000
  Robert H. Wadsworth                              $0                              $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                           Dollar Range of Beneficial
                                                   Ownership                    Aggregate Dollar Range of
                                           in DWS RREEF Global Real        Ownership in all Funds Overseen by
                                                     Estate                           Board Member
Board Member                                    Securities Fund                in the DWS Fund Complex(1)
------------                                    ---------------                --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                    None                               Over $100,000
Henry P. Becton, Jr.                               $1-$10,000                            Over $100,000
Dawn-Marie Driscoll                             $10,001-$50,000                          Over $100,000
Keith R. Fox                                          None                               Over $100,000
Paul K. Freeman                                       None                               Over $100,000
Kenneth C. Froewiss                                   None                               Over $100,000
Richard J. Herring                                    None                               Over $100,000
William McClayton                                     None                               Over $100,000
Rebecca W. Rimel                                      None                               Over $100,000
William N. Searcy, Jr.                                None                               Over $100,000
Jean Gleason Stromberg                          $10,001-$50,000                          Over $100,000
Robert H. Wadsworth                                   None                               Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                        None                               Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS RREEF Global Real Estate Securities Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                               1,237,345.92                   15.6% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL  32246

CHARLES SCHWAB & CO INC                                       834,164.28                    6.86% of Class S
SAN FRANCISCO CA  94104-4151

CHARLES SCHWAB & CO INC                                      8,280,308.11             38.05% of Institutional Class
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

STATE STREET BANK & TRUST CO CUST                            4,331,157.03             19.9% of Institutional Class
FBO DWS ALT ASSET ALLOC PLUS FUND
QUINCY MA  02171-2105





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.



                               TRUST ORGANIZATION

General. The Fund is a series of DWS Advisor Funds (the "Trust"). The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts. The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006.


The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of Shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.



                              FINANCIAL STATEMENTS


The audited financial statements for the Fund for the year ended December 31, 2007 are included in, and incorporated by reference into, this SAI in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, as experts in accounting and auditing.


A copy of the Fund's Annual Report may be obtained without charge by contacting Shareholder Services at 1-800-621-1048.

                             ADDITIONAL INFORMATION

The CUSIP number for the class of DWS RREEF Global Real Estate Securities Fund offered herein is:

Class S:        23336Y649

DWS RREEF Global Real Estate Securities Fund has a fiscal year ending December
31.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

Many of the changes in the Fund's investment portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                                    APPENDIX

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in

Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                DWS ADVISOR FUNDS

                         Tax Free Money Fund Investment



                             NY Tax Free Money Fund
                              (Investment Class and
                     Tax-Exempt New York Money Market Fund)




                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses dated May 1, 2008, as amended from time to time, for Tax Free Money Fund Investment and NY Tax Free Money Fund -- Investment Class shares and Tax-Exempt New York Money Market Fund class shares (each a "Fund" and, collectively, the "Funds"), each a series of DWS Advisor Funds (the "Trust") copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 730-1313 he firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of each Annual Report to Shareholders, dated December 31, 2007, are incorporated herein by reference as specified herein. A copy of the Funds' Annual Reports may be obtained without charge by calling a Fund at the toll-free number (800) 621-1048.

This Statement of Additional Information ("SAI") is incorporated by reference into the corresponding prospectuses for each class of shares of each Fund.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3
         Investment Techniques................................................3
         Portfolio Holdings .................................................36

MANAGEMENT OF THE FUNDS......................................................38
         Investment Advisor..................................................38

FUND SERVICE PROVIDERS.......................................................43
         Administrator.......................................................43
         Distributor.........................................................44
         Custodian...........................................................45
         Transfer Agent and Service Agent....................................45
         Legal Counsel.......................................................47
         Independent Registered Public Accounting Firm.......................47

PORTFOLIO TRANSACTIONS.......................................................47

PURCHASE AND REDEMPTION INFORMATION..........................................51

DIVIDENDS....................................................................67

TAXES........................................................................67

NET ASSET VALUE..............................................................70

TRUSTEES AND OFFICERS........................................................71

TRUST ORGANIZATION ..........................................................90

PROXY VOTING GUIDELINES......................................................92

FINANCIAL STATEMENTS.........................................................93

ADDITIONAL INFORMATION.......................................................94

APPENDIX.....................................................................95

                             INVESTMENT RESTRICTIONS


There can be no assurance that each Fund's objective will be met.

Each Fund has elected to be classified as a diversified series of separate open-end investment management companies. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.





Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:


1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time;

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.


Additional Restrictions. In order to comply with certain statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all or part of its assets in an open-end investment company with substantially the same investment objectives):

         (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund's) total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v)      invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and, provided further, that the Fund shall not invest in any other open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         (vii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (The Funds have no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

For purposes of diversification under the 1940 Act, identification of the "issuer" of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, the subdivision will be regarded as the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee or letter of credit will be considered a separate security issued by the government or entity and would be separately valued.


To meet federal income tax requirements for qualification as a regulated investment company, each Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers of which a Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and
(2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of each Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which each Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor") in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of each Fund, but, to the extent employed, could from time to time have a material impact on each Fund's performance.




Quality and Maturity of the Funds' Securities. Each Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Fund, will also determine that all securities purchased by the Funds present minimal credit risks. The Advisor will cause each Fund to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Fund. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Funds may invest in US dollar-denominated, high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations ("NRSROs") (or one of the two highest short-term ratings from one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are determined by the Advisor to be of comparable quality or, if the obligation has no short-term rating, is rated in one of the top three highest long-term rating categories by a NRSRO and are determined by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Australia and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

US Government Obligations. The Funds may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities ("US Government Obligations"). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Other US government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration ("FHA"), Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Fund's minimum credit quality standards, or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in one of the top three highest long-term rating categories or have been determined by the Advisor to be of comparable quality.

Credit Enhancement. Certain of a Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), each Fund may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Funds would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Each Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement and the Fund is delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Fund enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when that Fund sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Funds will meet their obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Funds engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Variable Rate Securities. Each Fund may invest in long-term maturity securities that are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and each Fund could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See "Illiquid Securities."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as that term is defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission ("SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

Impact of Sub-Prime Mortgage Market. A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.




Municipal Securities: General. The Funds invest primarily in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Funds' investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Obligations. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal obligations are further classified as "general obligation" and "revenue" issues and the securities held by the Funds may include "moral obligations," which are normally issued by special purpose authorities.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. The Funds may invest in municipal notes, which may include:

o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

o Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances there under. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Funds will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and is paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. Each Fund may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.

o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

o Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


Municipal Trust Receipts. Each Fund may invest up to 50% of its net assets in municipal trust receipts ("MTRs"). An additional 10% of each Fund's net assets may also be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into each Fund. MTRs are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Each Fund's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of each Fund. Each Fund expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond(s), although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.




Additional Risk Factors

In addition to the risks discussed above, NY Tax Free Money Fund's investments may be subject to the following risk factors:

Special Considerations Relating to New York Municipal Obligations


The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the "State") and is not intended to be a complete description. It is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto (collectively, the "AIS") that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in the AIS have not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Financial Disclosure for the State of New York

The State of New York's most recently completed fiscal year began on April 1, 2006 and ended on March 31, 2007. The State enacted the budget for the fiscal year which began on April 1, 2007 and ends on March 31, 2008 on April 1, 2007 (the "Enacted Budget"). The disclosure below is based on the Annual Information Statement of the State which was released on May 8, 2007 and updates have been released on August 3, 2007, November 15, 2007, and January 30, 2008, with a supplement released on February 14, 2008. The AIS is prepared by the Department of Budget ("DOB") and is available at: www.budget.state.ny.us. The State's audited financial statements for the fiscal year ended March 31, 2007 were released on July 27, 2007. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.

Special Considerations

Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

Recent Events in the Municipal Bond Market. The State is monitoring events in the municipal bond market related to the impact that actual and potential credit rating downgrades to certain bond insurers is having on variable rate debt, as well as changes in investor demand for auction rate securities ("ARS") and variable rate demand bonds ("VRDBs"). The resulting volatility has affected interest rates and the spreads among different variable rate products and has been a concern to governmental issuers of bonds across the country.

At this time, DOB believes that current market events are not likely to have a material adverse effect on the State's Current Financial Plan. The State has entered into interest rate exchange agreements ("swaps") (based on an index equal to 65 percent of the London Interbank Offered Rate or "LIBOR") that have hedged $6 billion of its approximately $8 billion in variable rate debt into "synthetic" fixed rate debt. In October 2007, one of the State's swap counterparties was downgraded to below AA, a level that could trigger the counterparty to comply with enhanced collateral provisions (swap agreements and State law require that collateral be posted at 102 percent of the mark-to-market value if the State is due money upon termination). No collateral is currently required to be posted on the $323 million of swaps with this counterparty since the State is not in a positive mark-to-market position. Plans are already underway to transition these swaps to an entity that is rated AAA, which is expected to be completed within the current fiscal year.

The State is, however, paying higher costs on certain variable rate products than it is receiving under its swap agreements on certain hedged variable rate debt, and for ARS in general, due in part to the events concerning bond insurers. The State is unable to predict how long the higher costs will continue but it does not expect that the additional payments will, in the aggregate, be materially adverse to the State's Current Financial Plan. Currently, overall variable rate costs are slightly below current Financial Plan projections. DOB is evaluating a range of potential options that could be taken to reduce costs, including transitioning out of ARS products.

Davis v. Kentucky On May 21, 2007, the United States Supreme Court agreed to review the decision of the Court of Appeals of Kentucky in Davis v. Kentucky Dep't of Revenue of the Finance and Admin. Cabinet, which held that the disparate state tax treatment of interest income on obligations issued by the State of Kentucky or its political subdivisions and obligations issued by other states or their political subdivisions violated the Commerce Clause of the United States Constitution. Currently, the vast majority of states employ a tax system that provides a preferential treatment that exempts the interest income earned on in-state municipal bonds from state taxation while subjecting the interest income earned on extraterritorially-issued bonds to state taxation.

If the Kentucky decision is affirmed by the United States Supreme Court, a state, including New York, could be required to eliminate any disparity between the tax treatment of obligations issued by such state and its political subdivisions or instrumentalities and the tax treatment of obligations issued by other states and their respective political subdivisions or instrumentalities. The Supreme Court decision could result in an estimated potential impact of up to $200 million in claims for tax refunds arising out of income tax payments made in prior years. The preliminary estimate of the financial impact on the State of discontinuing the practice of subjecting extraterritorially-issued municipal bonds to state income taxation is approximately $70 million of lost tax revenues annually.

On Monday, November 5, 2007, the Supreme Court heard oral arguments in the Davis case.

Economic Outlook

US Economic Forecast. The US economy has continued to lose momentum since the summer. Large declines in residential construction and reduced demand for autos and housing-related durable goods, combined with past energy price increases and credit market tightening, continue to generate a significant drag on economic growth. The uncertainty associated with the still unfolding subprime mortgage problem has substantially increased financial market volatility, reduced financial sector profits, and diminished the accessibility of credit to the nation's households and businesses. In addition, labor market growth has decelerated since the early part of 2007. In response to these developments, the Federal Reserve has lowered its short-term interest rate target 100 basis points to 4.25 percent since August 2007 and has intervened in credit markets to enhance liquidity several times.

On the positive side, robust global growth and a weak dollar have produced strong demand for US exports. In addition, the Federal government, in concert with the banking community, is developing a plan under which subprime borrowers whose rates are due to reset at much higher levels over the next several years can arrange more favorable terms with their lenders. Some states and private lenders are offering their own initiatives to forestall a rising foreclosure rate.

New York Forecast. The national economic slowdown is having a significant impact on the New York State economy. Indeed, the New York State Leading Index is signaling a mild downturn in the State economy starting in early 2008. The impact of the current credit market crisis on State wages is projected to be greatest in the first quarter 2008, during the height of the financial sector bonus season. Indeed, the current credit crisis could have a more deleterious effect on the New York State economy than on the nation as a whole given New York City's status as an international financial center. Though State economic growth is expected to slow in 2008, conditions are not expected to approach those of a recession. The State's large education and health sectors are expected to continue exhibiting robust growth. In addition, tourism and trade are expected to continue to be bolstered by the weak dollar, particularly in New York City and those areas bordering Canada.

The credit crunch and expected decline in finance and insurance sector bonuses, combined with slowing job growth, will result in significantly lower wage growth in 2008. The low growth in 2008 is due largely to a projected decline in finance and insurance sector bonuses for the first quarter 2008 and generally weak bonus growth for the other sectors due to the overall economic slowdown.

Consistent with flat securities industry profits for 2007, DOB is projecting a decline in finance and insurance sector bonuses of 2.8 percent for the 2007-08 bonus season now in progress. However, there is considerable risk to this forecast. Though bonus payouts have historically been evenly split between cash and stock incentive payments, the split is expected to be more heavily weighted toward stocks for the current bonus season. This shift could have substantial implications for Federal, State, and local tax revenues since income derived from stock options is not taxed until the option is exercised.

Though there are parallels between State and national labor market trends, there are differences as well. As at the national level, State private sector job growth is expected to be greatest in education and health care and social assistance services, with healthy gains expected for leisure, hospitality, and other services and professional, scientific, and technical services. Similarly, both the State and the nation are projected to see large declines in the manufacturing and mining sector. However, trends appear to diverge dramatically for the construction sector. DOB projects national construction employment to decline for 2008, consistent with the national housing market contraction. However, State construction employment is projected to grow in 2008, albeit at a slower rate than in 2007. The continued strength of the New York City real estate market and the absence of a significant housing boom in much of upstate New York explain most of this difference. As for the nation, the State's average annual unemployment rate is expected to rise in 2008, from 4.4 percent for 2007 to 4.9 percent this year.

Financial Plan Reserves and Risks:

Risks to the Economic Forecast. At the national level, the outlook calls for a slowdown in growth for much of 2008 but does not anticipate a recession at this time. However, there are a number of risks to the forecast. Larger financial sector write-downs associated with the subprime mortgage debacle could result in a more severe credit situation than anticipated and result in lower business investment in plant and equipment than projected. Should the housing market contraction be even deeper than reflected in the current forecast, residential investment could take even longer to recover. Moreover, if housing prices fall further than anticipated, the rate of foreclosure could jump even higher than expected, impacting both construction spending and household net worth, which in turn could result in less consumption spending than anticipated. A resurgence in the growth in energy and food prices could serve to disrupt inflation expectations and result in even higher inflation than expected. That risk could be compounded by lower productivity growth or a weaker dollar than currently projected. Higher inflation, in turn, would further impinge upon the Federal Reserve's ability to stimulate the economy by lowering interest rates. Higher interest rates could result in weaker equity prices and further delay the recovery of the financial sector from the subprime mortgage problem. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

Labor Contracts/Salary Increases. Existing labor contracts with all of the State's major employee unions expired in 2007 and future salary increases under new collective bargaining agreements would increase the State's expenditures. Increases in salaries for the Judiciary would also increase the State's expenditures.

School Supportive Health Services. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services is conducting six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of the date of the AIS, OIG had issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $722 million in claims. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending that has been reflected in the State's Financial Plan.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation
(HHC)) and institutions and programs operated by the State. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. On May 23, 2007, CMS issued another proposed rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium expires on May 29, 2008.

Video Lottery Terminal ("VLT") Expansion. In developing annual VLT revenue estimates, the State's four-year Financial Plan assumes the approval of an expansion plan some time in 2007-08. Additional VLT revenues from the expansion support planned School Aid spending, offsetting General Fund costs. Absent legislative approval for the expansion, General Fund support for School Aid, as well as the estimated General Fund spending gaps, would increase by $150 million in 2008-09, $357 million in 2009-10, and $766 million in 2010-11.

School Aid Database Updates. School districts are authorized to submit additional State aid claims for payment in the September following the close of such school year. Such additional claims could be greater than the amount included in the State's Enacted Budget.

Litigation. Adverse developments in existing litigation, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2007-08 Financial Plan.

State Economy

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

State Budget

The Legislature adopted a budget for 2007-08 on April 1, 2007, the start of the State's fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund -- the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is statutorily required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-38 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the school tax relief fund ("STAR") real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

Fiscal Year 2007-08 Enacted Budget - Cash-Basis Financial Plan Overview

The Enacted Budget Financial Plan for 2007-08 is balanced on a cash basis in the General Fund, based on DOB's current estimates. Annual spending in the General Fund is projected to grow by $2.4 billion (4.8 percent) from 2006-07 levels to $54.0 billion, which includes substantial increases in aid to public schools. The growth in spending is moderated by cost containment initiatives that reduce the overall rate of growth in health care spending. All Governmental Funds spending, which includes Federal aid, is estimated at $120.4 billion in 2007-08, an increase of $7.6 billion (6.8 percent) from 2006-07. The Enacted Budget establishes $1.2 billion in flexible reserves that are planned to help balance future budgets. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes. The Enacted Budget uses approximately $1.4 billion in non-recurring resources, including approximately $671 million of prior years' surpluses.

The Enacted Budget Financial Plan projects potential General Fund budget gaps in future years in the range of $3.6 billion in 2008-09 growing to $5.3 billion in 2009-10 and $6.7 billion in 2010-11. State law requires that the annual General Fund budget submitted by the Governor and enacted by the Legislature be in balance and the State has addressed budget gaps in many years.

The Enacted Budget Financial Plan maintains reserves of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. Reserves equal roughly 5.6 percent of projected General Fund spending. The Enacted Budget includes an initial deposit of $175 million to the Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event and a $250 million deposit to the State's Debt Reduction Reserve that will be used to eliminate high-cost debt. The reserves also include $1.0 billion in the Tax Stabilization Reserve Fund, $1.2 billion in a flexible reserve that is planned to lower the outyear budget gaps, and $353 million in the Community Projects Fund to finance existing legislative "member item" appropriations. There is also $21 million in the Contingency Reserve Fund for litigation risks.

Receipts. All Funds receipts are projected to total $119.2 billion, an increase of $6.8 billion over 2006-07 results. The total comprises tax receipts ($62.0 billion), Federal grants ($36.9 billion) and miscellaneous receipts ($20.2 billion). All Funds tax receipts are projected to grow by more than $3.3 billion. All Funds Federal grants are expected to increase by more than $1.4 billion, or 3.8 percent. All Funds Miscellaneous receipts are projected to increase by approximately $2.1 billion, or 11.7 percent. Total State Funds receipts are projected at $82.1 billion, an increase of $5.4 billion, or 7.0 percent from 2006-07 receipts. Total General Fund receipts are projected at $54.0 billion, an increase of $2.6 billion, or 5.1 percent from 2006-07 results. General Fund tax receipt growth is projected to be 1.9 percent over 2006-07 results and General Fund miscellaneous receipts are projected to increase by $87 million. The relatively small growth in General Fund tax receipts largely reflects non-tax and non-economy related factors including proposals increasing STAR benefits and earmarking additional funds to debt service funds.

Base tax receipts growth, adjusted for law changes, in tax receipts for fiscal year 2006-07 was a strong 12.8 percent. This was the third consecutive year of double digit growth in base tax receipts. Strong economic growth, especially concentrated in downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will stay strong in 2007-08 at 7.9 percent and moderate in 2008-09 and beyond.

All Funds income tax receipts are projected to increase $2.5 billion over the prior year to total $37.1 billion. General Fund income tax receipts for 2007-08, which are net of deposits to the STAR Fund and the Revenue Bond Tax Fund (to pay certain bonds) are projected to increase slightly to $23.1 billion for 2007-08.

All Funds user taxes and fees receipts for 2007-08 are projected to be $14.0 billion, an increase of $537 million or 4.0 percent from 2006-07. General Fund user taxes and fees receipts are projected to total $8.5 billion in 2007-08, an increase of $341 million or 4.2 percent from 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1 percent), the collection of taxes on sales to non-Native Americans on New York reservations and a reclassification of motor vehicle fees.

All Funds business tax receipts for 2007-08 of more than $8.9 billion are estimated to increase by nearly $249 million or 2.9 percent over the prior year, in part due to enacted provisions that will close corporate tax loopholes that have allowed bank and corporate franchise taxpayers to use complex tax shelter techniques to avoid tax. General Fund business tax receipts for 2007-08 of $6.7 billion are estimated to increase $211 million, or 3.3 percent, over the prior year.

All Funds other tax receipts in 2007-08 are projected to be roughly $2.1 billion, up $13 million or 0.6 percent from 2006-07, reflecting retrenchment in real estate transfer tax receipts and a slight increase in estate tax collections. General Fund other tax receipts for 2007-08 are projected to total more than $1.1 billion or a $60 million increase with estate tax collections expected to grow modestly.

Disbursements. In 2007-08, General Fund spending, including transfers to other funds, is projected to total $54.0 billion. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.7 billion in 2007-08. All Funds spending, the broadest measure which includes Federal aid, is projected to total $120.4 billion in 2007-08.

In 2007-08, All Funds spending for local assistance is expected to total $85.8 billion, an increase of $5.0 billion over 2006-07 results. Local assistance includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending, with the disbursements concentrated in State aid to medical assistance providers and public health programs and State aid to school districts, universities and tuition assistance programs. Approximately 42 percent of local assistance costs are paid from the General Fund.

All Funds State Operations spending (including salaries of State employees and operating costs of State agencies) is projected at $18.7 billion in 2007-08. Approximately 93 percent of the State workforce is unionized. The State workforce, which reflects full-time employees of the Executive Branch, excluding the Legislature, Judiciary, and contractual labor, is projected to total 198,413 in 2007-08, an increase of 2,887 FTEs over 2006-07 levels. Approximately 53 percent of State Operations expenses are paid from the General Fund.

All Funds spending on General State Charges (primarily fringe benefits provided to State employees, tax payments to municipalities related to public lands and certain litigation against the State) is expected to total $5.4 billion in 2007-08, and comprises health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million). Approximately 85 percent of General State Charges are paid from the General Fund.

All Funds debt service is projected to decrease to $4.1 billion in 2007-08, of which $1.58 billion is paid from the General Fund through transfers and $2.6 billion from other State funds, primarily dedicated taxes. The year-to-year decrease is due to the timing of payments which were made at the end of 2006-07 (absent such payments, 2007-08 debt service would have increased by an estimated
4.3 percent).

All Funds capital spending of $5.6 billion in 2006-07 is projected to increase to $6.9 billion in 2007-08. In fiscal year 2007-08, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (57 percent) of this total. The balance of projected spending will support capital investments in the areas of education, mental hygiene and public protection, economic development and government oversight, parks and the environment, and health and social welfare, general government, and other areas. Most capital spending is paid from sources other than the General Fund.

GAAP-Basis Financial Plan; GASBS 45

The GAAP basis results for 2006-07 showed the State having total net assets of $48.9 billion. The net positive asset condition is before the State reflects the impact of GASBS 45 "Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions." GASBS 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2008-09 fiscal year.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $49.7 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASBS 45 by the Office of the State Comptroller. The actuarial accrued liability was calculated using a 4.155 percent annual discount rate.

The State's total unfunded liability will be disclosed in the 2008-09 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2008-09 liability would total roughly $3.8 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.7 billion above the current pay-as-you-go retiree costs. This difference between the State's pay-as-you-go costs and the actuarially determined annual required contribution under GASBS 45 would reduce the State's currently positive net asset condition.

GASB does not require the additional costs to be funded on the State's budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

2007-08 Operating Results Through December 2007

The General Fund ended December 2007 with a cash balance of $1.7 billion, $87 million lower than projected in the Mid-Year Update. Through December 2007, General Fund receipts, including transfers from other funds, totaled $35.5 billion, $103 million lower than the public forecast, mainly due to higher-than expected refunds of personal income tax and lower-than-expected business tax collections, offset by higher than-expected real estate transfer tax collections and miscellaneous receipts collections. General Fund disbursements through December 2007 totaled $36.9 billion, $16 million lower than projected.

State Operating Funds receipts totaled $53.1 billion or $269 million less than the last forecast. Tax receipts totaled $41.3 billion, $287 million below the Mid-Year Update estimate. The decrease is the result of lower-than-anticipated collections in business taxes, slightly offset by higher-than-anticipated collections in the other tax categories. Disbursements totaled $55.2 billion, $405 million below the Second Quarterly Update forecast.

Capital Project Funds receipts totaled $4.3 billion or $38 million less than the Mid-Year Update forecast. Total tax receipts were $31 million higher than anticipated. Lower-than-anticipated reimbursements for bond-financed programs resulted in lower-than-projected miscellaneous receipts. Federal grants exceeded the estimated forecast. Disbursements totaled $4.5 billion, $41 million below the Mid-Year projection, largely driven by lower-than-anticipated spending for economic development, health, and public protection projects offset by higher than anticipated spending for transportation projects.

Federal Operating Funds receipts totaled $23.4 billion or $488 million more than the Mid-Year forecast due to Federal grants exceeding the estimated forecast. Disbursements totaled $23.3 billion, $412 million below the Mid-Year Update Budget projection largely attributable to lower Federal spending for Medicaid ($356 million), lower-than-projected Federal School Aid payments ($50 million), lower public health spending ($65 million), and partially offset by higher-than-projected Federal spending for social services ($112 million).

Fiscal Year 2006-07 Cash-Basis Results (Unaudited)

General Fund. DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund that can only be used for unforeseen mid-year shortfalls (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $390 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid, and higher education programs.

State Funds. State Funds spending increased from $69.7 billion in 2005-06 to $77.3 billion in 2006-07, an increase of $7.6 billion or 11 percent. Excluding transfers to other funds, the General Fund portion of State Funds increased by $4.6 billion. The remaining growth consisted of higher spending for programs supported by special revenues ($1.9 billion), capital projects ($396 million), and debt service funds ($736 million). The largest contributors to the spending increase in State-supported special revenue funds were the STAR Fund which provided an additional $781 million to taxpayers across New York State, lottery funds which provided an additional $339 million to finance education costs, and the Medicaid program which increased by $244 million to cover costs associated with the State takeover of the local share of the Family Health Plus program and the State cap on local costs. Annual growth in State capital projects primarily financed improvements and maintenance to the State's highways and bridges and educational facilities. Debt service disbursements increased primarily due to the defeasance of high-cost debt and timing-related debt service costs on certain State-supported debt.

All Funds. All Funds spending totaled $112.8 billion in 2006-07, $8.4 billion (8.1 percent) higher than in 2005-06. The State funds component of All Funds spending increased by $7.6 billion, and was complemented by the Federal component of All Funds spending which increased by $834 million (2.4 percent) from 2005-06 levels.

The most significant increase to Federal aid was for Medicaid, partly offset by a decline in Federal aid to the Office of Children and Family Services. Medicaid spending supported by Federal funds increased by $1.2 billion, primarily reflecting the prepayment of certain 2007-08 obligations in 2006-07 and additional disproportionate share payments to public hospitals. Federal aid to the Office of Children and Family Services decreased as a result of the consolidation of all Temporary Assistance to Needy Families spending in the Office for Temporary and Disability Assistance.

Fiscal Year 2006-07 GAAP-Basis Results

New York State reported net assets of $48.9 billion, comprised of $126.1 billion in total assets offset by $77.2 billion in total liabilities.

The State's net assets decreased by $207 million as a result of fiscal year 2006-07 operations. The net assets for governmental activities decreased by $670 million (1.5 percent) and net assets of business-type activities increased by $463 million (14.8 percent). The deficit in unrestricted governmental net assets, which increased by nearly $786 million in 2007, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets. The increase in net assets for business-type activities was caused primarily by employer contributions exceeding unemployment benefit payments for the Unemployment Insurance Fund, certain State University and City University Senior College operating revenues and State support exceeding operating expenses, and offset by Lottery expenses (including education aid transfers) exceeding revenues.

The State's governmental activities had total revenues of $109.9 billion which exceeded total expenses of $108.2 billion, excluding transfers to business-type activities of $2.3 billion, by $1.7 billion. The total cost of all the State's programs, which includes $16.5 billion in business-type activities, was $124.8 billion. The General Fund reported an operating surplus in fiscal year 2006-07 of $202 million which increased the accumulated fund balance to $2.4 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.

Total debt outstanding at year-end was $48.8 billion, comprised of $40.4 billion in governmental activities and $8.4 billion in business-type activities.

Investment of State Money

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.

Debt and Other Financing Activities

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

General obligation debt is currently authorized for transportation, environment and housing purposes. As of March 1, 2007, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that approximately $316 million in general obligation bonds will be issued in 2007-08.

State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

As of March 31, 2007, there were $39.4 billion of such lease-purchase and contractual-obligation financings outstanding, including those relating to the New York Local Government Assistance Corporation ("LGAC") and those issued pursuant to the State's personal income tax revenue bond program (both described below). The Enacted Capital Plan projects that approximately $5.3 billion of bonds supported by lease-purchase or contractual obligation payments from the State will be issued in 2007-08.

LGAC. In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of March 31, 2007, LGAC had $4.2 billion of bonds outstanding and only refunding bonds may be issued in the future under the legislation.

Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax ("PIT") receipts pursuant to contractual obligations with the State. The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. As of March 31, 2007, approximately $8.4 billion of State PIT Revenue Bonds were outstanding. The 2007-08 Enacted Budget projects that approximately $4.4 billion of State PIT Revenue Bonds will be issued in 2007-08.

Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2007-08 fiscal year.

Secured Hospital Program. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments. As of March 31, 2007, there were ten secured hospital borrowers and a total of $774.9 million in bonds outstanding with annual debt service payments of $62.7 million due during State fiscal year 2007-08.

Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. As of March 31, 2007, approximately $4.084 billion in TSFC bonds were outstanding.

Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2007-08 fiscal year.

State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2007, JDA had approximately $42.4 million of bonds outstanding. The State has never been called upon to make any direct payments pursuant to any such guarantees.

Limitations on Debt -- Debt Reform Act of 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.

On October 30, 2006, the State reported that it was in compliance with both debt caps, with debt issued after March 1, 2000 and outstanding at March 31, 2006 at
1.93 percent of personal income and debt service on such debt at 1.16 percent of total governmental receipts, compared to the caps of 2.65 percent for each. DOB projects that debt outstanding and debt service costs for 2007-08 and the entire five-year forecast period through 2011-12 will also be within the statutory caps, although with declining debt capacity.

Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 20 percent of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2007, State-supported debt in the amount of $42.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.5 billion each. As of March 31, 2007, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12.

Interest Rate Exchange Agreements. As of March 31, 2007 five issuers have entered into a notional amount of $5.97 billion of interest rate exchange agreements with nine different counterparties that result in fixed rates and are subject to the interest rate exchange agreement cap, or 14.0 percent of total debt outstanding. As of March 31, 2007, the net mark-to-market value of all these outstanding swaps (the aggregate termination amount) was approximately $41 million - the total amount the State would receive from the collective authorized issuers for payments from the counterparties should all the swaps be terminated.

The State has also entered into approximately $917 million in swaps to create synthetic variable rate exposure, including $693 million notional amount of swaps with a future effective date. As of March 31, 2007, the net mark-to-market value of the State's synthetic variable rate swaps is $5.4 million - the total amount the State would receive from the collective authorized issuers should all swaps be terminated. These swaps do not count against the interest rate exchange agreement cap but do count towards the variable rate debt instruments cap.

Net Variable Rate Obligations. As of March 31, 2007 the State had about $2.0 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.6 percent of total debt outstanding. That amount includes $1.7 billion of unhedged variable rate obligations and $224 million of synthetic variable rate obligations described above.

State Retirement Systems

General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2006-07 fiscal year. There were 3,009 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2007, 662,633 persons were members and 350,066 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. The State paid its employer contributions for the fiscal year ending March 31, 2008, which totaled $1.032.7 billion as of June 1, 2007. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills. The State bill for the fiscal year ending March 31, 2009 is estimated to be $1,087.8 million, assuming a payment date of September 1, 2008.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2007 were $156.6 billion (including $2.7 billion in receivables), an increase of $14.0 billion or 9.8 percent from the 2005-06 level of $142.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $153.7 billion on April 1, 2006 to $163.1 billion (including $61.9 billion for current retirees and beneficiaries) on April 1, 2007. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2007 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2007 fiscal year, 40 percent of the unexpected gain for the 2006 fiscal year and 60 percent of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $132.1 billion on April 1, 2006 to $142.6 billion on April 1, 2007. The funded ratio, as of April 1, 2006, using the entry age normal funding method, was 104%.

Authorities and Localities

Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2006, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority ("BFSA"). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority ("ECFSA"). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2007-08 fiscal year or thereafter.

Litigation

General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.

Real Property Claims. In Oneida Indian Nation of New York v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and The Onondaga Nation v. The State of New York, et al.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA" or commonly known as the "Superfund") for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the Master Settlement Agreement itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court.

Medicaid. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.





Portfolio Holdings





In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees/Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.


                             MANAGEMENT OF THE FUNDS


Investment Advisor




Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for each Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to December 31, 2006, DAMI was the investment advisor to each Fund. As a result of the merger, DIMA is now the investment advisor to each Fund.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

Each Fund is managed by a team of investment professionals, each of whom plays an important role in each Fund's management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of each Fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

The Board and the shareholders approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Funds. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for each Fund, including what portion of their assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their Prospectuses and this SAI, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with their investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Funds, including the Funds' share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of each Fund on 60 days' written notice.

Under the Investment Management Agreement with the Trust, the Advisor receives a fee from Tax Free Money Fund Investment computed daily and paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets.




Effective March 22, 2007 NY Tax Free Money Fund operates under a management fee at the annual rate of 0.12% of the Fund's average daily net assets. Prior to March 22, 2007 NY Tax Free Money Fund's management fee was computed daily and paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

Through September 30, 2008, the Advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses, taxes, brokerage and interest fees) remains at 0.75% for the Tax Free Money Fund Investment.


Through March 21, 2010, the Advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses, taxes, brokerage and interest fees) remains at 1.00% for the NY Tax Free Money Fund - Tax Exempt New York Money Market Fund and at 0.75% for NY Tax Free Money Fund - Investment.



Through December 31, 2006 DAMI was each Fund's investment advisor; fees paid through this date were received by DAMI.


For the fiscal years ended December 31, 2007, 2006 and 2005, the Advisor earned $159,405, $197,077 and $261,375, respectively, as compensation for investment advisory services provided to the Tax Free Money Fund Investment. During the fiscal years ended December 31, 2006 and 2005, the Advisor reimbursed $8,701 and $126,975, respectively, to the Tax Free Money Fund Investment to cover expenses.

For the fiscal years ended December 31, 2007, 2006 and 2005, the Advisor earned $159,349, $123,614 and $151,094, respectively, as compensation for investment advisory services provided to the NY Tax Free Money Fund. During the fiscal year ended December 31, 2005, the Advisor reimbursed $125,020 to the NY Tax Free Money Fund to cover expenses.


In addition, the Board and shareholders recently approved a new subadvisor approval policy for each Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Funds cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Funds exemptive relief from existing rules. The Funds and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Funds and their shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Codes of Ethics


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by a Fund, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Trust's Code of Ethics provides for trading "blackout periods" that prohibit trading of personnel within periods of trading by a Fund in the same security. The Trust's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' Advisor and its affiliates (including the Funds' Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                             FUND SERVICE PROVIDERS

Administrator


The Funds have entered into a administrative services agreement with DIMA (the "Administrator") (the "Administrative Services Agreement"), pursuant to which the Administrator provides administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of each Fund's average daily net assets.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Administrator provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Funds' records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds' operating expense budgets; reviews and processes the Funds' bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

The fee payable by the Funds to the Administrator pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Funds' custodian for cash balances.


For the fiscal year ended December 31, 2007 and the period July 1, 2006 through December 31, 2006 the Administrator received $106,270 and $45,371, respectively, from Tax Free Money Fund Investment.

For the fiscal year ended December 31, 2007 and the period June 1, 2006 through December 31, 2006 the Administrator received $129,492 and $47,654, respectively, from NY Tax Free Money Fund.


Prior to July 1, 2006 for Tax Free Money Fund and June 1, 2006 for NY Tax Free Money Fund, Investment Company Capital Corp. served as the administrator.




For the period January 1, 2006 through June 30, 2006 and the fiscal year ended December 31, 2005, ICCC earned $516,083 and $1,045,500, respectively, as compensation for administrative and other services provided to the Tax Free Money Fund Investment, and did not reimburse any fees.

For the period January 1, 2006 through May 31, 2006 and the fiscal year ended December 31, 2005, ICCC earned $208,530 and $604,377, respectively, as compensation for administrative and other services provided to the NY Tax Free Money Fund and $6,351 was waived for the period ended May 31, 2006.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.


Distributor


DWS-SDI, an affiliate of the Advisor, serves as the distributor of each Fund's shares pursuant to a distribution agreement (the "Distribution Agreement"). DWS-SDI may enter into a selling group agreement ("DWS-SDI Agreement") with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc. agreement ("ICC Agreement") will remain in effect. These DWS-SDI Agreement and ICC Agreement may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.


The NY Tax Free Money Fund has approved a Rule 12b-1 Plan (the "Plan") for its Tax-Exempt New York Money Market Fund class pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. The Plan continues in effect from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the NY Tax Free Money Fund without approval by a majority of the outstanding voting securities of the Shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Trust.

DWS-SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. DWS-SDI may also reimburse firms for costs associated with the transfer of client balances to the Fund. DWS-SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.

In addition, DWS-SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.


DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Plan not paid to firms to compensate itself for distribution functions performed for the Fund. Currently, DWS-SDI receives distribution fees by the Fund, normally payable monthly, at an annual rate of 0.50% of the average daily net assets of those accounts that it maintains and services. Firms to which service fees may be paid may include affiliates of DWS-SDI. For the fiscal period March 22, 2007 through December 31, 2007 Tax Exempt New York Money Market Fund shares of NY Tax Free Money Fund paid $274,322 in distribution fees.


Custodian


State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust. As Custodian, SSB holds each Fund's assets.


Transfer Agent and Service Agent


DWS Scudder Investments Service Company ("DWS-SISC" or the "transfer agent")) serves as transfer agent of the Trust and of the Funds pursuant to a transfer agency agreement. DWS-SISC's headquarters is 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DWS-SISC is compensated by DIMA out of its administration fee and may be reimbursed by the Funds for its out-of-pocket expenses.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.


The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.






                                        Aggregate     Amount Waived     Aggregate Amount           Amount
Fund                                   Amount 2007         2007               2006*             Waived 2006*
----                                   -----------         ----               ----              -----------

Tax Free Money Fund Investment          $279,381          $85,209            $57,168              $57,168

NY Tax Free Money Fund - Investment     $134,426          $8,008            $119,789              $119,789

NY Tax Free Money Fund -                 $60,107            NA                 NA                    NA
Tax-Exempt New York Money Market
Fund

* Prior to July 1, 2006 for Tax Free Money Fund Investment and June 1, 2006 for NY Tax Free Money Fund these fees were included in the Administrative Service Fee.



The Funds compensate Service Agents whose customers invest in shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. DWS-SISC acts as a Service Agent pursuant to its agreement with the Trust. DWS-SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with DIMA, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.



Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Funds and from time to time provides certain legal services to the Advisor and the Administrator.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders receive annual audited financial statements and semi-annual unaudited financial statements.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.




Portfolio Turnover

Each Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Funds, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Funds' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                       PURCHASE AND REDEMPTION INFORMATION


Purchase of Shares

Each Fund accepts purchase orders for shares at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents). Purchase orders for shares of a Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to DWS-SISC, as the Trust's Transfer Agent of such order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, see "Policies You Should Know About" in the Funds' Prospectuses.


Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.


Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to SSB purchase payments in the same business day after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.


Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

If you have money invested in an eligible Deutsche Asset Management/DWS fund, you can:

o    Wire money into your account,

o Open an account by exchanging from another eligible Deutsche Asset Management/DWS fund, or

o    Contact your Service Agent or financial advisor.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.





Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. A Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.


Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds' behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds' net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.


DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Scudder's branding and long-term strategy.

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;


This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.




Redemption of Shares

The Transfer Agent may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Transfer Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled "Minimum Account Investments" in the Prospectus for the account minimum balance.

The Funds may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the "Fed wire" is open, the primary trading markets for a Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

The Funds may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o        Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to another account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a business or organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.


In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Redemption by Check/ACH Debit Disclosure. Each Fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

Checkwriting. For Tax-Exempt New York Money Market Fund, all new investors and existing shareholders who apply for checks may use them to pay any person for not more than $5 million. Shareholders should not write redemption checks in an amount less than $250 since a $10 service fee is charged. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's book for ten business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The share class pays the bank charges for this service. However, the Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, DWS Scudder Investments Service Company and UMB Bank reserve the right at any time to suspend or terminate the Checkwriting procedure.

This privilege may not be available through some firms that distribute shares of the Trust. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Trust.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Trust reserves the right to terminate or modify this privilege at any time.

The Trust may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


In case of errors or questions about your ACH debit entry transactions please telephone (800) 730-1313 or write (DWS Scudder Investments Service Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Fund's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem Fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.



                                    DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carry forwards. Unless a shareholder instructs the Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

                                      TAXES


The US Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the US Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the US Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The US Supreme Court held oral arguments on this case in November 2007 and is expected to issue a decision by the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund.


The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

As described above: (i) the Tax Free Money Fund Investment is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and (ii) the NY Tax Free Money Fund is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Free Money Fund Investment or the NY Tax Free Money Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:


(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.


(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.


Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

A Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be ordinary income when it is paid to you. A Fund's investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the Fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. Any dividends paid by the Fund that are properly designated as exempt-interest dividends, however, will not be subject to regular federal income tax. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Each Fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each Fund expects that none of its distributions will be treated as "qualified dividend income" eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for regular federal income tax purposes. Because the Tax Free Money Fund Investment and the NY Tax Free Money Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds will not be deductible for federal income tax and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder of these Funds, who receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by one of these Funds that represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus for these Funds, some or all of a Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

The IRS may decide that a tax-exempt security no longer meets the requirements for such exempt status. If any tax-exempt security held by a Fund were disqualified, interest received from such security would be taxable income.

NY Tax Free Money Fund. Individual New York resident shareholders of NY Tax Free Money Fund will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (i) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (ii) are attributable to interest on New York Municipal Obligations. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because each Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of a Fund's total assets will consist of securities issued by foreign corporations, neither Fund will be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by a Fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on taxable distributions received from the Fund and on redemptions of the Fund's shares.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income (and, in the case of the NY Tax Free Money Fund, New York State and New York City) income tax status of his dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from federal income taxation or exempt from New York State and New York City personal income taxation, and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                 NET ASSET VALUE

The net asset value ("NAV") per share for each share class of each Fund, as applicable, is calculated on each day on which the Fund is open (each such day being a "Valuation Day").

The NAV per share of each Fund is calculated once on each Valuation Day as of 12:00 p.m., Eastern time, the time at which the NAV of a Fund is calculated is referred to herein as (the "Valuation Time"). If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share is determined separately for each class of shares by dividing the value of a Fund's assets attributable to the shares of that class, (i.e., the value of its investment and other assets), less all liabilities, by the total number of shares of that class outstanding. Each class of a Fund's NAV per share will normally be $1.00.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley College; Trustee, Southwest Florida Community
                                  Foundation (charitable organization); former Directorships:
                                  Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           135
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable organization); formerly:
                                  Executive Vice President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983 to 2004); Board
                                  Member, Investor Education (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         138
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.


 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Funds' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held nine (9) meetings and (6) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                                                       Aggregate
                                      Aggregate Compensation          Compensation           Total Compensation
                                     from NY Tax Free Money       from Tax Free Money          from Fund and
  Name of Board Member                         Fund                 Fund Investment          DWS Fund Complex(1)
  --------------------                         ----                 ---------------          -------------------

  John W. Ballantine                              $0                        $0                   $215,000
  Henry P. Becton, Jr.(2)                       $242                    $1,035                   $200,000
  Dawn-Marie Driscoll(2)((3))                   $295                    $1,329                   $253,000
  Keith R. Fox((2))                             $243                    $1,041                   $203,000
  Paul K. Freeman(4)                              $0                        $0                   $265,000
  Kenneth C. Froewiss(2)                        $240                    $1,025                   $200,000
  Richard J. Herring(2)                         $234                    $1,025                   $195,000
  William McClayton(5)                            $0                        $0                   $205,000
  Rebecca W. Rimel(2)                           $229                      $997                   $194,000
  William N. Searcy, Jr.(2)                     $240                    $1,025                   $200,000
  Jean Gleason Stromberg((2))                   $228                      $990                   $189,000
  Robert H. Wadsworth                             $0                        $0                   $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of December 31, 2007.

                                                                                             Aggregate Dollar Range
                                           Dollar Range of           Dollar Range of           of Ownership in all
                                        Beneficial Ownership      Beneficial Ownership       Funds Overseen by Board
                                        in NY Tax Free Money     in Tax Free Money Fund      Member in the DWS Fund
Board Member                                    Fund                   Investment                 Complex((1))
------------                                    ----                   ----------                 ------------

Independent Board Member:

John W. Ballantine                              None                       None                  Over $100,000
Henry P. Becton, Jr.                            None                       None                  Over $100,000
Dawn-Marie Driscoll                         $1 - $10,000                   None                  Over $100,000
Keith R. Fox                                    None                       None                  Over $100,000
Paul K. Freeman                                 None                       None                  Over $100,000
Kenneth C. Froewiss                         $1 - $10,000                   None                  Over $100,000
Richard J. Herring                              None                       None                  Over $100,000
William McClayton                               None                       None                  Over $100,000
Rebecca W. Rimel                                None                       None                  Over $100,000
William N. Searcy, Jr.                          None                       None                  Over $100,000
Jean Gleason Stromberg                          None                       None                  Over $100,000
Robert H. Wadsworth                             None                       None                  Over $100,000

Interested Board Member:

Axel Schwarzer                                  None                       None                  Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Tax Free Money Fund Investment


Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KNOTFLOAT & CO                                              197,986,916.67            88.56% of Tax Free Money Fund
C/O STATE STREET BANK                                                                          Investment
BOSTON MA  02206-5496

GREYSTONE FUNDING CORP                                       19,961,488.72            8.93% of Tax Free Money Fund
NEW YORK NY  10019-3386                                                                        Investment




NY Tax Free Money Fund


Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

LPL FINANCIAL SERVICES                                      113,490,809.15            77.67% of Tax-Exempt New York
SAN DIEGO CA  92121-1968                                                                    Money Market Fund

RIDGE CLEARING & OUTSOURCING SVCS                            30,266,261.80            20.71% of Tax-Exempt New York
NEW YORK NY  10041-0004                                                                     Money Market Fund

KNOTFLOAT & CO                                               57,039,180.81              63.9% of Investment Class
C/O STATE STREET BANK
BOSTON MA  02206-5496

PERSHING LLC FOR THE EXCLUSIVE                               17,974,995.21             20.14% of Investment Class
BENEFIT OF CUSTOMERS
JERSEY CITY NJ  07399-0001





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION


DWS Advisor Funds was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed the name of Scudder Advisor Funds on May 16, 2003. Scudder Advisor Funds changed its name to DWS Advisor Funds on February 6, 2006.

The Trust is a Massachusetts business trust organized on July 21, 1986 under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in this SAI and the Funds' prospectuses. Each share has equal rights with each other share of the same class of the Funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share.

Each Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:
o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated December 31, 2007, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Funds' Annual Reports may be obtained without charge by contacting the Funds' Service Center at (800) 730-1313.


                             ADDITIONAL INFORMATION

The CUSIP numbers for each Fund and class offered herein are:



Tax Free Money Investment:                  233364 71 4
NY Tax Free Money Fund
Investment Class:                           233364 69 8
Tax-Exempt New York Money Market Fund:      23336Y 63 1

                                    APPENDIX

Description of Securities Ratings

Description of S&P corporate bond ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch corporate bond ratings:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of S&P's municipal bond ratings:

AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's municipal bond ratings:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's municipal note ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch commercial paper ratings:

F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

                       STATEMENT OF ADDITIONAL INFORMATION


Investment Advisor
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154


Distributor
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Administrator
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



                            PART C. OTHER INFORMATION

Item 23.          Exhibits
--------          --------

                  (a)      (1)       Amended and Restated Declaration of Trust dated June 27, 2006; (17)

                           (2)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated June 27, 2006; (13)

                           (3)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated September 21, 2006; (14)

                           (4)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated November 17, 2006; (14)

                           (5)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated December 21, 2006; (14)

                           (6)       Secretary's Certificate regarding the Establishment and Designation of Class B shares for DWS Short Duration Fund, dated February 20, 2007; (15)

                  (b)                By-Laws of DWS Advisor Funds, dated June 27, 2006; (12)

                  (c)                Incorporated by reference to Exhibit (a)(1) above;

                  (d)      (1)       Amended and Restated Investment Management Agreement dated July 3, 2006, between the Registrant and Deutsche Investment Management Americas Inc. on behalf of Tax
                                     Free Money Fund Investment, NY Tax Fee Money Fund, DWS Mid Cap Growth Fund, DWS
                                     Small Cap Growth Fund, DWS Short Duration Plus Fund, DWS Core Fixed Income Fund,
                                     DWS High Income Plus Fund, DWS International Select Equity Fund, DWS Lifecycle
                                     Long Range Fund, DWS Micro Cap Fund, DWS RREEF Real Estate Securities Fund, DWS
                                     RREEF Global Real Estate Securities Fund, DWS Short-Term Municipal Bond Fund and
                                     DWS Short Duration Fund; (17)

                           (2)       Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF America
                                     L.L.C., dated July 3, 2006; (17)

                           (3)       Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Asset Management (Hong Kong),
                                     Limited, dated July 3, 2006; (17)

                           (4)       Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Investments Australia Limited,
                                     dated July 3, 2006; (17)

                           (5)       Sub-advisory Agreement between Deutsche Asset Management, Inc., in regards to DWS
                                     RREEF Real Estate Securities Fund, and RREEF America L.L.C.; (17)

                           (6)       Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS Lifecycle Long Range Fund, DWS Core Fixed Income Fund and DWS
                                     Short Duration Fund, and Aberdeen Asset Management Inc., dated December 2, 2005 as revised January 1, 2007; (19)



                                       3

                           (7)       Sub-Sub-Subadvisory Agreement between Deutsche Asset Management International
                                     GmbH, in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF
                                     Global Advisers Limited, dated June 27, 2006; (17)

                  (e)                Distribution Agreement dated August 19, 2002; (1)

                  (f)                Not applicable.

                  (g)      (1)       Master Custodian Agreement between the Registrant and State Street Bank and Trust
                                     Company dated March 22, 2007; (18)

                           (2)       Master Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                     Co. on behalf of DWS RREEF Global Real Estate Securities Fund and DWS
                                     International Select Equity Fund, dated February 1, 2007; (19)

                  (h)      (1)       Amended Administrative Services Agreement between the Registrant and Deutsche
                                     Investment Management Americas Inc. dated June 1, 2006 and revised as of October
                                     1, 2007; (20)

                           (2)       Agency Agreement between Scudder Investments Service Company and DST Systems,
                                     Inc., dated January 15, 2003; (2)

                           (3)       Transfer Agency and Services Agreement, dated June 1, 2006, between Registrant and DWS Scudder Investments Service Company; (14)

                           (4)       Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees
                                     dated October 8, 2004; (6)

                           (5)       Amendment dated November 17, 2004 to Exhibit A of the Expense Limitation
                                     Agreement dated April 25, 2003; (7)

                           (6)       Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder
                                     Distributors, Inc. and certain financial intermediaries is filed herein.

                           (7)       Transfer Agency Fee Schedule dated October 1, 2006; (17)

                           (8)       Form of Expense Limitation Agreement is filed herein.

                  (i)      (1)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Scudder
                                     PreservationPlus Fund - Classes A, C and Investment, Scudder Mid Cap Fund -
                                     Classes A, B, C, R, Institutional and Investment;3, (11)

                           (2)       Opinion and Consent of Bingham McCutchen LLP relating to Scudder PreservationPlus
                                     Fund - Classes A, C and Investment, Scudder Mid Cap Fund - Classes A, B, C, R,
                                     Institutional and Investment; (3), (11)

                           (3)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Cash Management
                                     Fund Investment, Treasury Money Fund Investment, Tax Free Money Fund Investment,
                                     N.Y. Tax Free Money Fund;(4)

                           (4)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Scudder Small Cap
                                     Growth Fund - Class S and AARP shares;(5)

                           (5)       Opinion and Consent of Bingham McCutchen LLP relating to Scudder Small Cap Growth
                                     Fund - Class S and AARP shares;(5)



                                       4

                           (6)       Opinion and Consent of Willkie Farr & Gallagher relating to DWS Lifecycle Long
                                     Range Fund, Classes Investment and Institutional;(9)

                           (7)       Opinion and Consent of Bingham McCutchen LLP relating to DWS Lifecycle Long Range
                                     Fund, Classes Investment and Institutional;(9)

                           (8)       Opinion and Consent of Willkie Farr & Gallagher relating to DWS RREEF Global Real
                                     Estate Securities Fund, Classes A, C, Institutional and S;(10)

                           (9)       Opinion and Consent of Bingham McCutcheon LLP relating to DWS RREEF Global Real
                                     Estate Securities Fund, Classes A, C, Institutional and S; (10)

                           (10)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Core Fixed
                                     Income Fund - Classes A, B, C, R, S, Institutional and Investment, DWS High
                                     Income Plus Fund - Classes A, B, C, S, AARP, Premier, Institutional and
                                     Investment, DWS Micro Cap Fund - Classes A, B, C, S, Institutional and
                                     Investment, DWS Short-Term Municipal Bond Fund - Classes A, B, C, S,
                                     Institutional and Investment, DWS International Select Equity Fund - Classes A,
                                     B, C, R, S, Premier, Institutional and Investment, DWS RREEF Real Estate
                                     Securities Fund - Classes A, B, C, R, S and Institutional;(11)

                           (11)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Core Fixed Income
                                     Fund - Classes A, B, C, R, S, Institutional and Investment, DWS High Income Plus
                                     Fund - Classes A, B, C, S, AARP, Premier, Institutional and Investment, DWS Micro
                                     Cap Fund - Classes A, B, C, S, Institutional and Investment, DWS Short-Term
                                     Municipal Bond Fund - Classes A, B, C, S, Institutional and Investment, DWS
                                     International Select Equity Fund - Classes A, B, C, R, S, Premier, Institutional
                                     and Investment and DWS RREEF Real Estate Securities Fund - Classes A, B, C, R, S
                                     and Institutional;(11)

                           (12)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to NY Tax Free Money
                                     Fund, Tax-Exempt New York Money Market Fund shares; (12)

                           (13)      Opinion and Consent of Bingham McCutchen LLP relating to NY Tax Free Money Fund,
                                     Tax-Exempt New York Money Market Fund shares; (12)

                           (14)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Fund; (13)

                           (15)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Fund;
                                     (13)

                           (16)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Plus Fund - Class B shares; (15)

                           (17)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Plus
                                     Fund - Class B shares; (15)


                  (j)                Consent of Independent Registered Public Accounting Firm is filed herein.

                  (k)                Not applicable;

                  (1)                Not applicable;



                                       5

                  (m)      (1)       Rule 12b-1 Plan for DWS Micro Cap Fund - Class A shares, dated June 27, 2006;(14)

                           (2)       Rule 12b-1 Plan for DWS Micro Cap Fund - Class B shares, dated July 7, 2006;(14)

                           (3)       Rule 12b-1 Plan for DWS Micro Cap Fund - Class C shares, dated July 7, 2006; (14)

                           (4)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class A shares, dated June 27,
                                     2006;(14)

                           (5)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class B shares, dated June 1,
                                     2006;(14)

                           (6)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class C shares, dated June 1,
                                     2006;(14)

                           (7)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class A shares, dated June 27,
                                     2006;(14)

                           (8)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class C shares, dated June 27,
                                     2006;(14)

                           (9)       Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class A shares, dated June 27,
                                     2006;(14)

                           (10)      Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class B shares, dated July 1,
                                     2006;(14)

                           (11)      Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class C shares, dated July 1,
                                     2006;(14)

                           (12)      Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund - Class A
                                     shares, dated July 5, 2006;(17)

                           (13)      Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund - Class C
                                     shares, dated July 5, 2006;(17)

                           (14)      Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class B shares, dated April
                                     23, 2006;(17)

                           (15)      Rule 12b-1 Plan for DWS International Select Equity Fund - Class B, dated August
                                     1, 2006;(16)

                           (16)      Rule 12b-1 Plan for DWS International Select Equity Fund - Class A, dated June
                                     27, 2006;(16)

                           (17)      Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund - Class A, dated June 27,
                                     2006;(20)

                           (18)      Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund - Class B, dated July 7,
                                     2006;(20)

                           (19)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class A, dated June 27,
                                     2006;(20)

                                       6

                           (20)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class B, dated July 7, 2006;(20)

                           (21)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class C, dated July 7, 2006;(20)

                           (22)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class A, dated June 27, 2006;(20)

                           (23)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class B, dated July 7, 2006;(20)

                           (24)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class C, dated July 7, 2006;(20)

                           (25)      Rule 12b-1 Plan for DWS Short Duration Fund - Class A, dated June 27, 2006;(20)

                           (26)      Rule 12b-1 Plan for DWS Short Duration Fund - Class B, dated July 7, 2006;(20)

                           (27)      Rule 12b-1 Plan for DWS Short Duration Fund - Class C, dated July 7, 2006;(20)


                  (n)                Amended and Restated Multi-Distribution System Plan with respect to DWS Advisor
                                     Funds, pursuant to Rule 18f-3;(18)

                  (p)      (1)       Code of Ethics for Deutsche Asset Management -- U.S., dated January 1, 2008; (19)

                           (2)       Consolidated Fund Code of Ethics dated March 14, 2006; (8)

                           (3)       Code of Ethics for Deutsche Asset Management (Asia) Limited and Deutsche Asset
                                     Management (Hong Kong) Limited, dated December 3, 2007; (19)

                           (4)       Global Code of Ethics for Deutsche Asset Management effective December 3, 2007 is filed herein.


--------------------

(1) Incorporated by reference to Post-Effective Amendment No. 95 to Registrant's Registration Statement as filed with the Commission on November 27, 2002.

(2) Incorporated by reference to Post-Effective Amendment No. 100 to Registrant's Registration Statement as filed with the Commission on April 30, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 105 to Registrant's Registration Statement as filed with the Commission on January 30, 2004.

(4) Incorporated by reference to Post-Effective Amendment No. 107 to Registrant's Registration Statement as filed with the Commission on April 29, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement as filed with the Commission on August 31, 2004.

(6) Incorporated by reference to Post-Effective Amendment No. 114 to Registrant's Registration Statement as filed with the Commission on December 3, 2004.

(7) Incorporated by reference to Post-Effective Amendment No. 116 to Registrant's Registration Statement as filed with the Commission on February 1, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 133 to Registrant's Registration Statement as filed with the Commission on April 28, 2006.

(9) Incorporated by reference to Post-Effective Amendment No. 138 to Registrant's Registration Statement as filed with the Commission on June 13, 2006.

(10) Incorporated by reference to Post-Effective Amendment No. 141 to Registrant's Registration Statement as filed with the Commission on June 30, 2006.

(11) Incorporated by reference to Post-Effective Amendment No. 142 to Registrant's Registration Statement as filed with the Commission on June 30, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 145 to Registrant's Registration Statement as filed with the Commission on August 14, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 146 to Registrant's Registration Statement as filed with the Commission on August 18, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 149 to Registrant's Registration Statement as filed with the Commission on January 26, 2007.

(15) Incorporated by reference to Post-Effective Amendment No. 150 to Registrant's Registration Statement as filed with the Commission on February 20, 2007.

(16) Incorporated by reference to Post-Effective Amendment No. 151 to Registrant's Registration Statement as filed with the Commission on February 28, 2007.

(17) Incorporated by reference to Post-Effective Amendment No. 153 to Registrant's Registration Statement as filed with the Commission on April 30, 2007.

(18) Incorporated by reference to Post-Effective Amendment No. 155 to Registrant's Registration Statement as filed with the Commission on August 1, 2007.

(19) Incorporated by reference to Post-Effective Amendment No. 156 to Registrant's Registration Statement as filed with the Commission on January 28, 2008.

(20) Incorporated by reference to Post-Effective Amendment No. 157 to Registrant's Registration Statement as filed with the Commission on February 28, 2008.

(21) Incorporated by reference to Post-Effective Amendment No. 158 to Registrant's Registration Statement as filed with the Commission on March 7, 2008.

Item 24.          Persons Controlled by or Under Common Control with Registrant
--------          -------------------------------------------------------------

                  Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25.          Indemnification
--------          ---------------

         Article IV of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

         Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

         In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

         1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

         2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

         3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

         4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

         5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

         DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.



Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

         During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

         (b)

Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance Officer Anti-Money Laundering
         345 Park Avenue                                                          Compliance Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606



                                       11

                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Anjie LaRocca                  Assistant Secretary                       None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

DWS Advisor Funds                                345 Park Avenue
(Registrant)                                     New York, New York  10154

Deutsche Investment Management Americas Inc.     345 Park Avenue
(Investment Advisor)                             New York, NY 10154

Deutsche Investment Management Americas Inc.     345 Park Avenue
 (Administrator)                                 New York, NY 10154
                                                 Two International Place
                                                 Boston, MA 02110

DWS Scudder Investments Service Company          222 South Riverside Plaza
(Transfer Agent)                                 Chicago, IL 60606

DWS Scudder Distributors, Inc.                   222 South Riverside Plaza
(Distributor)                                    Chicago, IL 60606

State Street Bank and Trust Company              225 Franklin Street
(Custodian)                                      Boston, MA 02110

Brown Brothers Harriman                          40 Water Street
(Custodian)                                      Boston, MA 02110

DST Systems, Inc.                                333 West 11th Street
(Sub-Transfer Agent and                          Kansas City, MO 64105
Sub-Dividend Distribution Agent)

Item 29.          Management Services
--------          -------------------

                  Not applicable

Item 30.          Undertakings
--------          ------------

                  Not applicable

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 15th day of April 2008.

                                           DWS ADVISOR FUNDS

                                            By: /s/Michael G. Clark
                                                ---------------------------
                                                Michael G. Clark

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----
/s/Michael G. Clark
-------------------------------------
Michael G. Clark                           President                                    April 15, 2008

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        April 15, 2008

/s/John W. Ballantine
-------------------------------------
John W. Ballantine*                        Trustee                                      April 15, 2008

/s/Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Trustee                                      April 15, 2008

/s/Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Chairperson and Trustee                      April 15, 2008

/s/Keith R. Fox
-------------------------------------
Keith R. Fox*                              Trustee                                      April 15, 2008

/s/Paul K. Freeman
-------------------------------------
Paul K. Freeman*                           Vice Chairperson and Trustee                 April 15, 2008

/s/Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Trustee                                      April 15, 2008

/s/Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      April 15, 2008

/s/William McClayton
-------------------------------------
William McClayton*                         Trustee                                      April 15, 2008

/s/Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      April 15, 2008

/s/William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Trustee                                      April 15, 2008




SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Trustee                                      April 15, 2008

/s/Robert H. Wadsworth
-------------------------------------
Robert H. Wadsworth*                       Trustee                                      April 15, 2008

/s/Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Trustee                                      April 15, 2008

*By:     /s/Caroline Pearson
         ------------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as filed herein.

                                DWS ADVISOR FUNDS

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS ADVISOR FUNDS (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

---------------------------------- ------------------------------ --------------
SIGNATURES                         TITLE                          DATE
---------------------------------- ------------------------------ --------------

/s/ John W. Ballantine             Trustee                        April 1, 2008
------------------------
John W. Ballantine
---------------------------------- ------------------------------ --------------

/s/ Henry P. Becton, Jr.           Trustee                        April 1, 2008
------------------------
Henry P. Becton, Jr.
---------------------------------- ------------------------------ --------------

/s/Dawn-Marie Driscoll             Trustee                        April 1, 2008
------------------------
Dawn-Marie Driscoll
---------------------------------- ------------------------------ --------------

/s/Keith R. Fox                    Trustee                        April 1, 2008
------------------------
Keith R. Fox
---------------------------------- ------------------------------ --------------

/s/Paul K. Freeman                 Trustee                        April 1, 2008
------------------------
Paul K. Freeman
---------------------------------- ------------------------------ --------------

/s/Kenneth C. Froewiss             Trustee                        April 1, 2008
------------------------
Kenneth C. Froewiss
---------------------------------- ------------------------------ --------------

/s/Richard J. Herring              Trustee                        April 1, 2008
------------------------
Richard J. Herring
---------------------------------- ------------------------------ --------------

/s/William McClayton               Trustee                        April 1, 2008
------------------------
William McClayton
---------------------------------- ------------------------------ --------------

/s/Rebecca W. Rimel                Trustee                        April 1, 2008
------------------------
Rebecca W. Rimel
---------------------------------- ------------------------------ --------------

/s/William N. Searcy, Jr.          Trustee                        April 1, 2008
-------------------------
William N. Searcy, Jr.
---------------------------------- ------------------------------ --------------

/s/Jean Gleason Stromberg          Trustee                        April 1, 2008
------------------------
Jean Gleason Stromberg
---------------------------------- ------------------------------ --------------

/s/Robert H. Wadsworth             Trustee                        April 1, 2008
------------------------
Robert H. Wadsworth
---------------------------------- ------------------------------ --------------

/s/Axel Schwarzer                  Trustee                        April 1, 2008
------------------------
Axel Schwarzer
---------------------------------- ------------------------------ --------------

                                                      1933 Act File No. 33-07404
                                                     1940 Act File No. 811-04760




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 159
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 159
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                DWS ADVISOR FUNDS

                                DWS ADVISOR FUNDS

                                  EXHIBIT INDEX
                                  -------------

                                     (h)(6)
                                     (h)(8)
                                       (j)
                                     (p)(4)



                                       14